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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Derek W. Smith, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(303) 623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
(a)

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global All Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail - WEQRX; Institutional - WEQIX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

ANNUAL REPORT
December 31, 2020

Table of Contents

SHAREHOLDER LETTER	1

FUND OVERVIEWS

Segall Bryant & Hamill Small Cap Value Fund	2

Segall Bryant & Hamill Small Cap Growth Fund	4

Segall Bryant & Hamill Small Cap Core Fund	6

Segall Bryant & Hamill All Cap Fund	8

Segall Bryant & Hamill Emerging Markets Fund	10

Segall Bryant & Hamill International Small Cap Fund	12

Segall Bryant & Hamill Fundamental International Small Cap Fund	14

Segall Bryant & Hamill Global All Cap Fund	16

Segall Bryant & Hamill Workplace Equality Fund	18

Segall Bryant & Hamill Short Term Plus Fund	20

Segall Bryant & Hamill Plus Bond Fund	22

Segall Bryant & Hamill Quality High Yield Fund	24

Segall Bryant & Hamill Municipal Opportunities Fund	26

Segall Bryant & Hamill Colorado Tax Free Fund	28

FUND EXPENSES	30

IMPORTANT DISCLOSURES	34

TRUSTEES AND OFFICERS	37

FINANCIAL STATEMENTS	40

Statements of Investments	40

Statements of Assets and Liabilities	99

Statements of Operations	103

Statements of Changes in Net Assets	107

Financial Highlights	113

Notes to Financial Statements	141

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	160

SHAREHOLDER TAX INFORMATION	161

OTHER IMPORTANT INFORMATION	162

Annual Report | December 31, 2020 |

Segall Bryant & Hamill Funds	Shareholder Letter
February 17, 2021

Dear Fellow Shareholders,

After re-reading the shareholder letter from the 2019 annual report, it was humorous to reflect on the reference to 2019 “as one of the strangest years in some time”. Little did we know what was to come! Among its many dubious distinctions, the year 2020 stands as the clear winner in the “Annus Horribilis” category for the first two decades of the 21st century. Amidst the disruption caused to daily life, and the stresses and strains created in every form of normal business and social activity, what went on in the financial markets last year is a legitimate cause for wonder. The best explanation we can offer is that just as viruses are a fact of life on Earth, so too is the law of gravity, which includes the notion that water, like all liquids, seeks its lowest level. Water bursting from a ruptured dam generates a flood that scours the earth on its drive to the sea, taking with it everything in its path. Similarly, in response to the pandemic, the governments of the world unleashed huge flows of liquidity (i.e., cash) to maintain their economies, and the tidal wave of financial liquidity carried the prices of virtually every financial asset to higher levels in the process, even as the aftermath of the pandemic left portions of the economy devastated.

Interest rates ended the year at or very close to zero in the U.S. and well below zero in many developed countries, resulting from the Herculean efforts of central banks to keep economies afloat. As a result, trying to determine the discount rate to value corporate earnings, both public and private, has become a tremendous challenge. The lower the discount rate, after all, the higher the upper limit of valuation ranges that can be justified. The inexorable force of adding liquidity to the financial system, which central banks have been doing for more than a decade, combined with the concentration impact of passive investing, which directs liquidity into a small group of companies, can create a momentum effect that can push stock prices beyond the constraints of gravity. As Herbert Stein, a former Chair of the Council of Economic Advisers put it, “If something cannot go on forever, it will stop.” In other words, we know this trend can continue to further extremes even as the risks of staying to the end of the party grow larger and larger

Janice M. Teague	Philip L. Hildebrandt, CFA
Chair	President

Seeking safety in traditional fixed income investments will be hard to do as 2021 opens The historical appeal of bonds has always been the steady stream of income payments they generate coupled with the promise of the return of principal A year ago, the yield on the 10-year U.S. Treasury note, which we consider to be the most important price in the world, was 1.8%. We wondered then if this was too low to function in its role of setting valuations for everything from home mortgages to CD rates to P/E multiples on stocks. Twelve months later, that yield was down to 0.9%. At such levels, it is hard to think that this yield or the current yield on investment grade bonds, or the return on less-than-investment grade bonds, will allow bonds to function as they traditionally have.

The approval of two vaccines in the United States before year-end and the resolution of the U.S. presidential elections sparked a strong rally, beginning in the fourth quarter., which has carried over into the beginning of 2021. In our view, cheap money and strong momentum have created an unhealthy valuation of risk and unleashed a wave of speculative investing The stock market rally in the fourth quarter was especially strong in stocks of unprofitable companies that had been hit hard during the downturn in the first quarter of 2020. That trend has continued into the start of the new year as investors scrape deeper into the barrel in search of even more speculative opportunities to exploit. These expressions of speculation—the Robinhood/GameStop affair, the surge in crypto-currencies, and the fascination with SPACs (Special Purpose Acquisition Companies)—are all suggestions of speculative fever. It is exactly in times like these, when we believe our disciplined investment process, built on fundamental research designed to identify the risks and potential upside of every holding, will serve shareholders well in the long run.

One final thought: The pandemic ought to be an object lesson in humility for those who think to offer forecasts Confidence in or degree of certainty expressed in a forecast will not make it so. The virus that burst forth upon us had begun to infect people even as 2020 was starting and grew to pandemic status within months. None of the year-end forecasts of economists, strategists, or pundits had any usefulness within six weeks or so of the new year. Financial forecasts, whether built on elaborate models or by throwing darts at a dartboard, should require a Surgeon-General like warning at the top: “Reading this forecast can be injurious to your financial health. Care must be exercised in accepting its conclusion.” That also applies, of course, to this letter you have now finished reading.

As always, we thank you for your investment in the Segall Bryant & Hamill Funds.

i	This rate, driven by market forces typically, is built on the notion that capital is compensated for taking risk, whether in the form of credit risk (“Can the borrower repay what is lent?”) or time (“Will the borrower be able to repay when due?). In the case of stocks, which have no maturity date, the discount rate — to simplify it a lot — can be thought of as the inverse of the Price/Earnings ratio — a standard tool for valuing stocks.

ii	Herbert Stein, Jan. 16, 1968, in testimony before the Joint Economic Committee of Congress.

Annual Report | December 31, 2020 |	1

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager

Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRVX)	6.14%	8.04%	11.34%	—	8.79%	12/9/19
Institutional Class (SBHVX)	6.22%	8.17%	11.49%	—	8.94%	7/31/13
Russell 2000® Value Index	4.63%	3.72%	9.65%	—	7.32%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) – Gross: 1.10%, Net: 0.99%

Sector Allocation (as of 12/31/20)

Industrials	18.7%
Information Technology	15.1%
Financials	13.1%
Health Care	12.5%
Consumer Staples	6.7%
Consumer Discretionary	6.3%
Materials	6.2%
Real Estate	5.5%
Utilities	3.8%
Energy	3.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

NCR Corp.	6.8%
Regal Beloit Corp.	4.7%
Orthofix Medical, Inc.	4.3%
Hain Celestial Group, Inc. (The)	4.2%
Equity Commonwealth	3.8%
Progress Software Corp.	3.3%
Magellan Health, Inc.	3.3%
FARO Technologies, Inc.	2.9%
SPX Corp.	2.5%
MEDNAX, Inc.	2.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

A startling pullback in the equity markets in the first quarter of 2020 due to the rapid spread of COVID-19 was followed by extraordinary strength for the remainder of the year. Brighter days prevailed, certainly fueled by the immense liquidity provided by the Federal Reserve. Equities continued higher in the fourth quarter as markets were buoyed by the development of multiple COVID-19 vaccines.

The Segall Bryant & Hamill Small Cap Value Fund (the Fund) returned 6.14% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the Russell 2000® Value Index, returned 4.63%.

Contributors to Return

In the period, Financials, Industrials, and Consumer Staples were the largest contributors from a sector perspective to the Fund’s performance relative to its benchmark.

On an individual stock basis, Hain Celestial Group, Inc. (The) (HAIN) was a top contributor to Fund performance. HAIN, a foods and personal care products company, made gains throughout 2020, slowing in pace at the end of the year and being viewed as benefiting from working from/staying home trends. The management team at HAIN continues to drive efficiency and cultural changes throughout the organization that keep us excited about the company. Regal Beloit Corp. (RBC), a global manufacturing company, was also a top contributor. The company has been under new leadership since early 2019. We believe the company executed extremely well through the pandemic as well as during the recovery phase. NCR Corp. (NCR), a software, managed and professional services, consulting and technology company, was another top contributor to performance. We believe NCR will benefit from economies reopening around the world, even as that reopening happens at a slower rate than would have been expected pre-COVID. Nonetheless, we believe the strong management team at NCR is executing very well as they transition to a more recurring revenue model and away from hardware.

Detractors from Return

From a sector perspective, Consumer Discretionary, Health Care, and Energy detracted from the Fund’s relative performance.

From an individual stock standpoint, WPX Energy, Inc. (WPX) was a top detractor. The stock suffered given the rapid drop in oil prices in 2020 caused by the pandemic; however, as oil prices recovered, the company was acquired by a larger exploration and production (E&P) company. IBERIABANK Corp. (IBKC) was also a top detractor. IBKC announced it was being acquired by First Horizon (FHN) in late 2019 in an all-stock deal. As a result of the pandemic, First Horizon’s stock fell substantially in first quarter 2020, causing IBKC stock to also fall. NexTier Oilfield Solutions, Inc. (NEX) was another top detractor given the rapid drop in oil prices that occurred throughout 2020. The stock suffered due in part to significant drop in rig counts.

Outlook and Positioning

Our unique focus on Return on Invested Capital (ROIC), and yes, there are unique ways to apply ROIC, has enabled us to navigate many environments over the years. 2020, however, was our first pandemic (and vaccine “solution”) year. Stressful, mind-boggling, and choose whatever other words to describe how complicated the entire year really was, it felt like we experienced several years in one from an investment cycle perspective. While central bank and fiscal support have been unprecedented, we are not confident in a linear 2021—we never think in linear terms, to be sure—and believe that whatever we may experience in the first several months of the year is unlikely to look the same for the year in its entirety. The thin ice of the system is not something we can control. What we can control, however, is how we allocate capital to management teams that can navigate the tailwinds or headwinds and do the right thing with shareholder capital. Our research focuses on how the management teams and boards of the companies in which the Fund invests think, act, and incent and this helps us have confidence in long-term outcomes. This approach has worked well over investment cycles and we believe it will continue to work well in 2021, whatever the year may bring.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Hain Celestial Group, Inc. (The)	4.56%	3.12%	Columbia Property Trust, Inc.	0.45%	-0.93%
Regal Beloit Corp.	4.78	2.45	NexTier Oilfield Solutions, Inc.	0.40	-1.00
NCR Corp.	4 94	1.65	IBERIABANK Corp.	0.50	-1.46
FARO Technologies, Inc.	2.83	1.50	Jack in the Box, Inc.	1.23	-1.63
Progress Software Corp.	3.40	1.08	WPX Energy, Inc.	1.13	-1.93

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	3

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSGX)	57.67%	27.86%	23.43%	—	16.18%	12/20/13
Institutional Class (WISGX)	57.84%	28.12%	23.67%	—	16.47%	12/20/13
Russell 2000® Growth Index	34.63%	16.20%	16.36%	—	12.29%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: 1.12%

Institutional Class Annual Expense Ratio (per the current prospectus) — Total: 0.98%

Sector Allocation (as of 12/31/20)

Health Care	27.2%
Information Technology	19.1%
Industrials	17.8%
Consumer Discretionary	13.7%
Financials	10.9%
Materials	3.5%
Communication Services	2.8%
Real Estate	2.4%
Consumer Staples	0.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Bright Horizons Family Solutions, Inc.	3.0%
Globant S.A.	2.7%
Amedisys, Inc.	2.4%
Goosehead Insurance, Inc.	2.2%
Trupanion, Inc.	2.2%
Upwork, Inc.	2.0%
Churchill Downs, Inc.	2.0%
Entegris, Inc.	2.0%
Endava PLC ADR	1.8%
Shake Shack, Inc.	1.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

A breathtaking pullback in the equity market in the first quarter of 2020 due to the rapid spread of COVID-19 was followed by extraordinary strength for the remainder of the year. Equities showed little signs of slowing, with the Russell 2000® Growth Index rallying nearly 30% in the fourth quarter as markets were buoyed by the development of multiple COVID-19 vaccines. This was the Index’s best-performing year since 2003, up more than 34%, remarkable given the massive drawdown in the first quarter. In essence, market participants have looked through the pandemic’s economic malaise toward brighter days, certainly fueled by the immense liquidity provided by the Federal Reserve.

The Segall Bryant & Hamill Small Cap Growth Fund (the Fund) returned 57.67% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the Russell 2000® Growth Index, returned 34.63%.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were Information Technology, Industrials, and Health Care.

Independent insurance agency Goosehead Insurance, Inc. (GSHD) was the Fund’s best-performing stock during 2020. The company continues to experience an impressive 40%+ growth in total written premiums. The pipeline for new franchise growth remains strong and investments in technology should help Goosehead maintain its leadership position in the independent insurance industry. Trupanion, Inc. (TRUP), a leading provider of pet insurance, was also a top contributor. Pet ownership, new pet insurance enrollment, and strong customer retention are driving better-than-expected results. The company also announced a strategic distribution partnership with Aflac and continues to bolster its technology offerings to improve operations and mobile capabilities. Information technology services provider Globant S.A. (GLOB) outperformed in the period after generating relatively consistent growth and profitability even amid the macroeconomic slowdown. As digital technology requirements have become increasingly essential, enterprises are outsourcing next-generation application and platform development and Globant remains a major beneficiary.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the year were Materials, Energy, and Consumer Staples.

The Fund’s worst-performing stock during 2020 was Hexcel Corp. (HXL), a leading provider of carbon fiber-based composites to the commercial aerospace and defense markets. Order flow and production rates for new airplanes have fallen precipitously during the pandemic, creating a significant headwind for Hexcel’s commercial aerospace business. While the short-term outlook has been impaired, we believe that the long-term trends driving increased use of composites in transportation and industrial applications remain intact. Huron Consulting Group, Inc. (HURN), a consulting firm focused on health care, education, and business advisory, underperformed given weaker-than-expected end market demand. Understandably, hospital and educational institutions refocused efforts away from longer-term strategic initiatives toward managing the near-term impacts from COVID-19. OneSpaWorld Holdings, Ltd. (OSW), a leading provider of wellness services onboard cruise ships, also detracted in the period. Cruise cancellations have put extreme pressure on the company and we exited the position given we would expect a very long road ahead for a recovery.

Outlook and Positioning

As of the end of 2020, the Fund was overweight primarily in the Financials and Industrials sectors and underweight primarily in the Health Care, Information Technology and Consumer Staples sectors. The Fund was materially underweight in biotechnology at the end of the year as most of these companies will struggle to generate consistent cash flows over time, in our opinion.

Look no further than 2020 for proof that broad market prognostication is a difficult practice. Our focus, as always, is finding companies that we believe can succeed across various economic cycles due to superior product and service offerings. These types of companies can generate relatively consistent and stable growth profiles, providing both good downside protection in recessionary periods as well as strong growth during expansions.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Goosehead Insurance, Inc.	2.37%	3.46%	PDC Energy, Inc.	0.14%	-0.85%
Trupanion, Inc.	1.78	3.23	Huron Consulting Group, Inc.	1.23	-1.10
Natera, Inc.	1.25	3.07	Meridian Bancorp, Inc.	0.29	-1.20
Teladoc Health, Inc.	0.63	2.73	OneSpaWorld Holdings, Ltd.	0.11	-1.25
Globant S.A.	2.56	2.47	Hexcel Corp.	1.34	-1.88

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	5

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Jeffrey C. Paulis, CFA, CPA Portfolio Manager

Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns*

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBHCX)	22.60%	13.82%	14.18%	10.79%	9.42%	12/31/19
Institutional Class (SBASX)	22.80%	13.99%	14.35%	10.96%	9.59%	12/15/03
Russell 2000® Index	19.96%	10.25%	13.26%	11.20%	9.18%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 1.14%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.31%, Net: 0.99%

Sector Allocation (as of 12/31/20)

Information Technology	24.7%
Industrials	21.8%
Health Care	15.5%
Consumer Discretionary	11.9%
Financials	7.7%
Materials	5.6%
Consumer Staples	4.4%
Real Estate	2.4%
Energy	1.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Hain Celestial Group, Inc. (The)	2.8%
Pegasystems, Inc.	2.4%
Horizon Therapeutics PLC	2.0%
RealPage, Inc.	1.8%
Amedisys, Inc.	1.7%
Element Solutions, Inc.	1.7%
Endava PLC ADR	1.7%
NCR Corp.	1.6%
UFP Industries, Inc.	1.6%
Insulet Corp.	1.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The year began with a swift decline in the market during the first quarter but saw a strong rebound during the remaining three quarters of the year. Global monetary and fiscal stimulus, a gradual reopening of the economy, and eventually the approval of a vaccine, were key catalysts in the stock market recovery. We were pleased that the Segall Bryant & Hamill Small Cap Core Fund (the Fund) outperformed through such an unprecedented and uncertain time.

The Fund returned 22.60% (Retail Class) for the one-year period ended December 31, 2020. Its benchmark, the Russell 2000® Index, returned 19.96%.

Contributors to Return

On a sector level, Information Technology, Financials, and Real Estate were the largest contributors to the Fund’s performance relative to the benchmark.

Five9, Inc. (FIVN), a provider of cloud-based contact center communications as a service (CCaaS), was the largest contributor to the Fund’s performance. With the disruption generated by COVID-19, contact centers increased dramatically in importance in servicing customers across virtually all industries and FIVN’s solutions benefited from heightened demand. Hain Celestial Group, Inc. (The) (HAIN), a provider of food products primarily in the natural and organic space, was the second-largest contributor to performance. HAIN’s turnaround under new leadership continued to progress throughout 2020. Also, HAIN’s products are mostly consumed at home and benefited from the stay-at-home trend.

Detractors from Return

On a sector level, Industrials, Health Care, and Consumer Discretionary were the largest relative detractors from the Fund’s performance.

OneSpaWorld Holdings, Ltd. (OSW), an operator of spa and related services on cruise ships, was the largest detractor. Given the negative impact on the cruise industry following the COVID-19 outbreak, the stock performed poorly, and we chose to exit the Fund’s position. Harsco Corp. (HSC), a provider of environmental and clean earth solutions, was the second-largest detractor. HSC experienced execution issues in their Rail segment and a shortfall in their Environmental segment early in 2020. Further, after a period of reducing debt, the company levered up to buy an underperforming asset. Given the confluence of negative factors and the deteriorating economic environment early in the year, we chose to exit the Fund’s position.

Outlook and Positioning

The significant economic and humanitarian uncertainties experienced during a large part of 2020 began to diminish through the fourth quarter. With what appear to be highly effective vaccines now approved and released, the market has turned its focus to a “return to normal” sometime in late 2021 or 2022. In addition, a significant amount of monetary and fiscal stimulus remains in the environment, with potentially more to come, which should help to “bridge the gap” between now and the return of normal. With this backdrop, the market has begun to re-rate companies that were severely impacted by the pandemic as well as cyclical companies that benefit from a stronger economic backdrop. Over the course of a few months, the market went from a record high number of zombie companies (zombie companies are those with low or negative Return on Invested Capital or ROIC, significant debt, and/ or requiring bailouts) with a highly uncertain future to euphoria about their forward prospects.

We added several new names to the Fund during the year, and we continue to look for higher ROIC and improving ROIC niche market companies with some cyclical exposure, but the pace and the degree to which economic improvement has been priced in by the market has been surprising to us. While we believe a stronger backdrop lies ahead as 2021 progresses and into 2022, we will remain disciplined in our approach which is governed, in part, by our reward/risk analysis for individual companies. As the risk appetite of investors appeared high exiting 2020, the “low-quality” rally experienced in the wake of the COVID-19 vaccine announcement may continue into 2021. However, we remain focused on the Fund’s overall risk profile as we pride ourselves on the ability to offer solid downside protection through market cycles.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Five9, Inc.	2.69%	4.20%	Children’s Place, Inc.	0.39%	-0.96%
Hain Celestial Group, Inc. (The)	3.28	2.18	World Fuel Services Corp.	0.71	-0.99
Horizon Therapeutics PLC	1.94	2.01	Allegiant Travel Co.	1.06	-1.00
BlackLine, Inc.	1.86	2.01	Harsco Corp.	0.19	-1.25
Entegris, Inc.	1.93	1.55	OneSpaWorld Holdings, Ltd.	0.19	-1.31

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	7

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of any size, including small- and mid-capitalization companies.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (SBRAX)	26.08%	15.75%	14.28%	—	12.14%	12/9/19
Institutional Class (SBHAX)	26.18%	15.89%	14.43%	—	12.30%	7/31/13
Russell 3000® Index	20.89%	14.49%	15.43%	—	13.59%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.16%, Net: 0.99%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.84%

Sector Allocation (as of 12/31/20)

Information Technology	24.2%
Health Care	15.8%
Consumer Discretionary	13.5%
Financials	12.4%
Industrials	11.6%
Consumer Staples	6.6%
Materials	6.5%
Communication Services	6.2%
Energy	0.8%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Microsoft Corp.	4.3%
Amazon.com, Inc.	3.9%
Alphabet, Inc.	3.2%
Marvell Technology Group, Ltd.	2.7%
Visa, Inc.	2.5%
TJX Cos., Inc. (The)	2.4%
Quanta Services, Inc.	2.4%
Zebra Technologies Corp.	2.3%
JPMorgan Chase & Co.	2.2%
ServiceNow, Inc.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

8	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The Segall Bryant & Hamill All Cap Fund (the Fund) returned 26.08% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the Russell 3000® Index, returned 20.89%.

As a reminder, the strategy of the Fund is to participate in all markets by investing in companies that generate high Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion), and possess strong management teams.

Contributors to Return

During the period, the top-performing sectors in the Fund relative to the benchmark were Health Care, Energy, and Real Estate. Outperformance in the Energy and Real Estate sectors was primarily related to allocation as they were lagging groups in the index and these sectors were significantly underweighted in the Fund.

At the individual holding level, several names stood out in terms of their positive contributions to the Fund’s performance for the year. Quanta Services, Inc. (PWR) was a top contributor due to increased investor appreciation of the company’s opportunities in energy infrastructure rebuilding, including in Puerto Rico. Monolithic Power Systems, Inc. (MPWR) was another top contributor. Monolithic Power is becoming more of a solutions company for power management chipsets and is experiencing accelerated growth tied to auto and data center end markets.

Detractors from Returns

For the year, Consumer Discretionary, Materials, and Communication Services were the Fund’s largest detractors on a sector level relative to the benchmark.

Interestingly, despite the comment above, the two greatest detractors at the security level were both from the Financials sector. While JPMorgan Chase & Co. was a relative outperformer within its sector, relative to the entire market, it detracted from overall results. Signature Bank (SBNY) was another top detractor. Their heavy concentration of loans supporting commercial real estate in the New York metro market may prove an issue if a broad market recovery or a recovery in major metro areas is sluggish.

Outlook and Positioning

Turnover during the year was 38%, which is barely changed from the Fund’s three-year average annualized turnover level of 36%.

The full year results, noted previously, do not fully capture the wide range the return profile traced in 2020. Following the depths of the COVID-related first quarter drawdown, the S&P 500 Index gained 65.2% to finish with a remarkable full year return of 18.4%. While the virus continued to spread relatively unchecked in most countries, approval and early distribution of vaccines from Pfizer and Moderna allowed investors to contemplate a post-COVID economy. In addition, the conclusion of the presidential election eliminated an uncertainty that had concerned investors.

The market has chosen to take an optimistic view of the future as we move into 2021, but we acknowledge that valuations are reaching at best stretched, and at worst, extreme levels. Staying focused on our bottom-up research process with a focus on high quality, ROIC-oriented companies, we believe the Fund is well positioned to weather evolving external macro conditions.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Amazon.com, Inc.	4.04%	3.29%	Signature Bank	0.63%	-0.63%
Marvell Technology Group, Ltd.	2.56	2.52	JPMorgan Chase & Co.	2.12	-0.78
Microsoft Corp.	4.52	2.24	Reinsurance Group of America, Inc.	1.37	-0.80
Monolithic Power Systems, Inc.	1.37	1.94	Parker-Hannifin Corp.	0.38	-0.86
Quanta Services, Inc.	2.12	1.89	Microchip Technology, Inc.	0.39	-1.17

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	9

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of companies tied economically to emerging markets countries.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHEX)	7.05%	1.64%	10.15%	—	2.28%	6/30/14
Institutional Class** (SBEMX)	7.18%	1.84%	10.40%	—	2.47%	6/30/11
MSCI Emerging Markets Index	18.31%	6.17%	12.81%	—	3.73%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.56%, Net: 1.38%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.41%, Net: 1.23%

*       Formerly Class A.

**       Formerly Class I.

Sector Allocation (as of 12/31/20)

Information Technology	31.6%
Financials	18.0%
Consumer Discretionary	13.7%
Materials	7.6%
Consumer Staples	5.6%
Communication Services	5.1%
Energy	5.0%
Industrials	4.6%
Health Care	4.4%
Real Estate	2.1%
Utilities	2.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Samsung Electronics Co., Ltd.	5.7%
Alibaba Group Holding, Ltd. ADR	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4.9%
Tencent Holdings, Ltd.	4.3%
HCL Technologies, Ltd.	1.2%
Bank of China, Ltd.	1.2%
Naspers, Ltd.	1.1%
Zhongsheng Group Holdings, Ltd.	1.0%
China Unicom Hong Kong, Ltd.	1.0%
Vale S.A. ADR	1.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

10	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

Global equity markets experienced a tumultuous 2020. Stocks tumbled in the first quarter as countries shut down to curb the spread of COVID-19 and then recovered through the rest of the year as governments took steps to reopen their economies and administer vaccinations. Emerging markets stocks, as measured by the MSCI Emerging Markets Index, were down by more than 31% from the end of 2019 to the low point in March before rallying to end the year up 18.31%. Within the Index, Asia, with a 28.38% gain, was the only region to end the year in positive territory and was led higher by Korea (+44.64%) and Taiwan. The more growth-oriented Information Technology sector was the top contributor to absolute returns within these two countries. The EMEA (Europe, the Middle East, and Africa) region ended the year down 6.91% as Greece (-26.93%) and Egypt (-22.47%) fell on concerns about weakness within their financial sectors while Russia (-12.48%) was lower due to turmoil within global energy markets. The worst-performing region, with a -13.80% return, was Latin America due largely to the performance of its largest constituent, Brazil (-19.02%), where banks underperformed on uncertainty around loan defaults. At the sector level, Information Technology (+60.10%) was the top performer as companies involved in online shopping, working from home, and social networking benefited from lockdown measures and as semiconductor producers saw increased demand. Health Care (+52.82%), Consumer Discretionary (+36.68%), and Communication Services (+27.45%) also performed relatively well. Real Estate (-16.87%) was the worst-performing sector as investors questioned the future profitability of some commercial properties. Energy (-15.42%) was a close second as the pandemic weighed on oil demand.

The Segall Bryant & Hamill Emerging Markets Fund (the Fund) returned 7.05% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the MSCI Emerging

Markets Index, returned 18.31%. Security selection in Asia, and China and Korea in particular, accounted for most of the Fund’s negative performance relative to the benchmark this year. Positive selection in India, Taiwan, and Thailand helped to pare losses in the region. Selection in EMEA was flat for the year as positive relative performance from the Fund’s holdings in Turkey, South Africa, and Saudi Arabia was offset by returns in Poland, Russia, and the UAE. Relative performance in Latin America was modestly negative due to stock selection in Brazil and Mexico. At the sector level, the Fund’s holdings in Consumer Discretionary, Communication Services, and Health Care were the largest detractors from the Fund’s relative performance, but selection was positive in Industrials and Utilities. Within the Fund’s multifactor model, positive relative performance from profitability, earnings momentum, and price momentum was not enough to overcome the headwinds valuation faced. Strategies that seek to identify and invest in undervalued companies faced a significant headwind this year as investors, amid the market turmoil and volatility, flocked to the perceived safety of growth stocks and were seemingly willing to pay any price regardless of valuation. For the year, the MSCI Emerging Markets Value Index (+5.48%) underperformed the MSCI Emerging Markets Growth Index (+31.33%) by 25.85%, which is the largest shortfall since the indices were created in 1997. This dynamic was most pronounced in Asia, where value underperformed growth by 31.80% and was a main reason for the Fund’s negative stock selection in the region.

Outlook and Positioning

Our area of focus, quality companies trading at reasonable valuations, is at the most attractive relative valuations in 20 years. This valuation gap, in our opinion, cannot expand in perpetuity and will result in considerable outperformance when it narrows, which we believe our process is very well positioned to take advantage of. We are extremely excited for the Fund’s prospects in 2021.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Taiwan Semiconductor Manufacturing Co., Ltd.	4.08%	3.42%	Itausa - Investimentos Itau S.A.	0.41%	-0.62%
Tencent Holdings, Ltd.	5.00	2.97	Banco do Brasil S.A.	0.63	-0.49
Samsung Electronics Co., Ltd.	3.35	1.66	China Mobile, Ltd.	1.48	-0.44
Alibaba Group Holding, Ltd.	6.34	1.34	Absa Group, Ltd.	0.17	-0.44
Samsung Electronics Co., Ltd.	1.85	1.13	PT Media Nusantara Citra Tbk	0.44	-0.42

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	11

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small capitalization companies located outside of the United States, including those in emerging markets.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class* (SBHSX)	(5.51)%	(5.74)%	2.56%	—	4.56%	6/30/14
Institutional Class** (SBSIX)	(5.35)%	(5.54)%	2.80%	—	4.79%	5/31/11
MSCI EAFE Small Cap Index	12.34%	4.85%	9.40%	—	7.59%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 1.18%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 1.03%

*	Formerly Class A.

**	Formerly Class I.
Sector Allocation (as of 12/31/20)

Industrials	23.5%
Consumer Discretionary	14.7%
Information Technology	11.2%
Real Estate	11.2%
Financials	10.0%
Materials	8.8%
Health Care	7.2%
Consumer Staples	6.2%
Utilities	2.8%
Communication Services	2.4%
Energy	1.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Inwido A.B.	1.3%
Ferrexpo PLC	1.2%
Signify N.V.	1.2%
Computacenter PLC	1.1%
Getinge AB	1.0%
Daiwabo Holdings Co., Ltd.	1.0%
Drax Group PLC	1.0%
Haseko Corp.	1.0%
NRW Holdings, Ltd.	1.0%
Uponor OYJ	1.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

12	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

Global equity markets experienced a tumultuous 2020. Stocks tumbled in the first quarter as countries shut down to curb the spread of COVID-19, and then recovered through the rest of the year as governments took steps to reopen their economies and administer vaccinations. International small cap stocks, as measured by the MSCI EAFE Small Cap Index, were down by more than 38% from the end of 2019 to the low point in March before rallying to end the full year up 12.34%. U.S.-based investors benefited from dollar weakness as the MSCI EAFE Small Cap Index finished up just 5.13% in local terms. Europe was the best-performing region in the Index with a 21.80% gain, led by Sweden (+42.16%), where technology companies outperformed. The Far East ended the year up 19.47% as miners and commodity producers in the region’s largest constituent Australia (+25.49%) rose on optimism that an economic rebound will increase demand for metals and construction materials. Japan underperformed the broader index with a 6.45% gain as disappointing consumer and business confidence survey data along with a resurgence in coronavirus infections in the fourth quarter clouded the country’s economic outlook. The United Kingdom was the only region to end 2020 lower, posting a 1.83% loss as Brexit negotiations dragged on throughout the year and the government struggled to contain the coronavirus. At the sector level, Information Technology (+30.92%) was the top performer in the Index as companies involved in online shopping, working from home, and social networking benefited from lockdown measures. Utilities (+25.93%), Health Care (+25.01%), and Materials (+21.89%) also performed relatively well. Energy (-26.95%) was by far the worst-performing sector as the pandemic pressured the price of oil.

The Segall Bryant & Hamill International Small Cap Fund (the Fund) returned -5.51% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the MSCI EAFE Small Cap Index, returned 12.34%. Within Europe, negative security selection had the largest impact in Sweden, Germany, and Switzerland, but this was partially offset by positive selection in Portugal, Finland, and Austria. Within the Far East, negative selection was driven primarily by the performance of the Fund’s holdings in Australia, while selection was flat in New Zealand. At the sector level, the Fund’s holdings in Real Estate, Industrials, and Financials were the largest detractors from performance relative to the benchmark but selection was positive in Utilities and Energy. Within the Fund’s multifactor model, positive relative performance from profitability, earnings momentum, and price momentum was not enough to overcome the headwinds valuation faced. Strategies that seek to identify and invest in undervalued companies faced a significant headwind this year as investors flocked to the perceived safety of growth stocks regardless of valuation. For the year, the MSCI EAFE Small Cap Value Index (+2.13%) underperformed the MSCI EAFE Small Cap Growth Index (+22.50%) by 20.37%, which is the largest shortfall since it underperformed by 29.94% in 1999. Value stocks trailed growth stocks in all regions this year and negatively affected our stock selection for the Fund in each.

Outlook and Positioning

We believe the outperformance of growth companies has not been fundamentally driven as, depending on the valuation measure used, the entirety of the outperformance of the expensive companies can in our view be explained by the expansion of valuation ratios, a phenomenon that cannot continue in perpetuity. By contrast, our area of focus, quality companies trading at reasonable valuations, are at possibly the most attractive relative valuations in 20 years. We expect the opportunity now unfolding in the Fund’s preferred stocks to power their outperformance, not just for a few months but for a period of strength extending over multiple years. We see the Fund’s positioning as among the best in its history and we are excited for the prospects 2021 may offer.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Ferrexpo PLC	0.87%	1.09%	Go-Ahead Group PLC	0.50%	-1.14%
Inwido A.B.	0.67	0.70	Invincible Investment Corp.	0.39	-0.87
Sunrise Communications Group, Ltd.	0.56	0.63	Corestate Capital Holding S.A.	0.49	-0.74
Computacenter PLC	0.98	0.59	Stagecoach Group PLC	0.27	-0.70
Signify N.V.	0.99	0.59	NewRiver REIT PLC	0.42	-0.59

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	13

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	33.23%	13.64%	14.78%	8.93%	6.99%	12/15/99
Institutional Class (WIIFX)	33.45%	13.82%	14.97%	9.02%	7.04%	4/29/16
MSCI ACWI ex USA Small Cap Index	14.24%	4.59%	9.37%	5.95%	7.21%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.85%, Net: 1.25%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.72%, Net: 1.10%

Sector Allocation (as of 12/31/20)

Information Technology	41.7%
Industrials	19.8%
Consumer Discretionary	19.4%
Communication Services	7.3%
Financials	7.2%
Health Care	2.6%
Consumer Staples	1.3%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Evolution Gaming Group A.B.	4.9%
Fortnox A.B.	4.7%
Clipper Logistics PLC	4.4%
Constellation Software, Inc.	4.3%
Enlabs A.B.	4.2%
Keywords Studios PLC	4.2%
GB Group PLC	4.0%
CANCOM S.E.	4.0%
Instalco A.B.	3.7%
Softcat PLC	3.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

14	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The year can be characterized by two stories. The first occurred during the first quarter of 2020, with a massive equity market selloff across the world as the fear and uncertainty of the pandemic led to an economic shutdown spanning numerous industries in virtually every country. The second story, equity markets around the world going up strongly for the remainder of the year, was largely driven by massive government stimulus that led to a resumption of economic growth coupled with optimism over multiple approved vaccines for COVID-19. More recently, markets seemingly shrugged off political turmoil in the U.S. and acted unfazed by skyrocketing COVID cases and deaths. Around the world, the finalization of Brexit negotiations and the V-shaped economic recovery in China also contributed to the optimistic backdrop in financial markets. In addition to equity price appreciation, the dramatically weakening dollar versus most major currencies helped to boost U.S. investor returns in foreign-denominated securities.

The Segall Bryant & Hamill Fundamental International Small Cap Fund (the Fund) returned 33.23% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the MSCI ACWI ex USA Small Cap Index returned 14.24%.

Contributors to Return

The Fund’s overweight and strong performance in Information Technology was the most significant driver of performance relative to the benchmark. Outperformance in Industrials aided as well. Sweden-based Fortnox A.B. was the largest contributor to Fund performance. The cloud-based enterprise resource planning (ERP) company added new customers at a rapid rate and existing customers continued to increase their average spend on Fortnox software, translating into strong revenue and earnings growth. Another strong contributor to performance, MIPS A.B., also based in Sweden, specializes in helmet safety and brain protection equipment. Business was strong before the pandemic, but a shift in consumer behavior to deal with the crisis led to a surge in bicycle sales during the year resulting in record sales for safety helmets.

Detractors from Return

An overweight and underperformance in Communication Services stocks detracted from the Fund’s performance relative to the benchmark. Also, the Fund’s lack of exposure to the cyclical

Materials sector detracted from performance as the sector rallied on the hope of continued economic expansion. Australia-based Webjet, Ltd. was the largest detractor from performance. The travel sector has been one of the hardest hit from the pandemic with business and leisure travel across the world coming to a grinding halt. With a capital-light business model and what we consider to be a best-in-class offering and management team, the Fund has maintained a position in Webjet shares. Momo was also a detractor from performance. Momo, Inc. is a Chinese mobile social network with livestreaming and video sharing functionalities and owns Tantan, China’s leading dating application. Unsurprisingly, COVID has adversely affected the production and demand of livestreaming. We are confident in management’s response as it continues to adjust across products and operations to overcome the recent setback.

Outlook and Positioning

With more people being vaccinated, government stimulus continuing and global trade all contributing to synchronized global growth, we are optimistic about 2021. We are also confident in the operational performance of the growth stocks in the Fund. We believe that the massive government stimulus occurring in almost every corner of the world will continue and the rollout of COVID vaccinations will, over time, stabilize economic activity. With rates remaining low and global geopolitical climate cooling, the stage could be set for further equity gains. We continue to favor rapidly growing companies in businesses that are benefiting from COVID-related changes, such as working from home. We also remain optimistic in industries where secular changes were accelerated by COVID, such as online shopping. In the Fund, companies in the Information Technology and Consumer Discretionary sectors have benefited most from these themes and are areas where we will continue to look for potential holdings.

We remain focused on finding growth holdings that meet our standards for high quality like the ones that have driven the Fund’s historical performance. As a reminder, high quality to us means strong management, strong cash generation, high returns on invested capital, and healthy balance sheets.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Fortnox A.B.	4.53%	7.06%	ZIGExN Co., Ltd.	1.51%	-1.65%
MIPS A.B.	3.47	5.80	Vision, Inc.	1.93	-1.94
SwedenCare A.B.	2.66	4 64	MTY Food Group, Inc.	0.73	-2.32
Keywords Studios PLC	4.70	3.81	Momo, Inc.	2.28	-2.68
Appen, Ltd.	4.25	3.75	Webjet, Ltd.	3.55	-5.73

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	15

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	2.95%	5.62%	8.87%	8.96%	8.43%	6/1/88
Institutional Class (WIMVX)	3.04%	5.77%	9.01%	9.13%	8.50%	9/28/07
MSCI World Index	15.90%	10.54%	12.19%	9.87%	7.55%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 0.74%

Sector Allocation (as of 12/31/20)

Information Technology	23.5%
Health Care	14.1%
Consumer Discretionary	13.0%
Financials	11.8%
Consumer Staples	10.8%
Industrials	10.0%
Materials	5.6%
Communication Services	4.3%
Utilities	2.8%
Energy	1.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Microsoft Corp.	3.4%
NXP Semiconductors N.V.	3.3%
JPMorgan Chase & Co.	3.1%
Enel S.p.A	2.8%
Amazon.com, Inc.	2.6%
UnitedHealth Group, Inc.	2.4%
Linde PLC	2.3%
Telefonaktiebolaget LM Ericsson	2.3%
Dassault Systemes S.E.	2.3%
Alcon, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The Segall Bryant & Hamill Global All Cap Fund (the Fund) returned 2.95% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the MSCI World Index, returned 15.90%.

In 2020, the Fund was realigned to be consistent with the investment philosophy of the Segall Bryant & Hamill All Cap strategy. As a result, the Fund was formally broadened beyond an emphasis on large cap companies and now includes companies across the entire market cap spectrum. The strategy of the Fund is to participate in all markets by investing in companies that generate high Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion), and possess strong management teams. Consistent with the realignment, a number of changes continued to be made to the Fund through the end of 2020.

Contributors to Return

At the sector level, the Fund’s top contributors relative to the benchmark for the year were Real Estate, Materials, and Industrials. At the individual holding level, NXP Semiconductors N.V. (NXPI) was a top contributor due to significant strength related to automotive end markets coupled with rising prices related to chip shortages. Marvell Technology Group, Ltd. (MRVL) was another top contributor due to outperformance in cloud and data applications and 5G infrastructure buildouts.

Detractors from Return

For the year, Information Technology, Consumer Discretionary, and Financials were the Fund’s largest relative detractors on a sector level. On an individual stock basis, Valeo S.A. (BDC5ST), a French provider of automotive technologies to global OEMs, was a top detractor. As COVID-19 spread to Europe and the U.S., the demand outlook plunged for end market auto sales and new car production that would consume Valeo’s high voltage electrification and advanced driver assistance technologies. Marathon Petroleum Corp. (MPC-US), a U.S. oil refining, midstream and gas station giant, was also a top detractor. Quarantines addressing the COVID outbreak decimated gasoline demand, forcing the company to cut utilization of its refineries. The market recognized that stay-at-home measures mean fewer visits to its convenience stores and worsening prospects for crude run through its pipeline system.

Outlook and Positioning

The full year results, noted previously, do not fully capture the wide range the market’s return profile traced in 2020. Following the depths of the COVID-related first quarter drawdown, the S&P 500® Index gained 65.2% to finish with a remarkable full year return of 18.4%. While the virus continued to spread relatively unchecked in most countries, approval and early distribution of vaccines from Pfizer and Moderna allowed investors to contemplate a post- COVID economy. In addition, the conclusion of the presidential election eliminated an uncertainty that had concerned investors.

The market has chosen to take an optimistic view of the future as we move into 2021, but we acknowledge that valuations are reaching at best stretched and at worst extreme levels. Staying focused on our bottom-up research process with a focus on high quality, ROIC-oriented companies, we believe the Fund is well positioned to weather evolving external macro conditions.

As was announced on July 23, 2020, Suresh Rajagopal and Ralph M. Segall, members of Segall Bryant & Hamill’s All Cap investment team, assumed responsibility for the management of the Segall Bryant & Hamill Global Large Cap Fund. On that date it was also announced that the Board of Trustees of Segall Bryant & Hamill Trust approved a change to the name of the Fund. Effective September 22, 2020, the Fund changed its name to “Segall Bryant & Hamill Global All Cap Fund.” Please see the supplement to the Fund’s prospectus for details regarding the Fund’s Principal Investment Strategies effective July 23, 2020.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
Newmont Corp.	2.02%	1.95%	Power Corp of Canada	1.07%	-1.69%
Lowe’s Companies, Inc.	1.94	1.15	Marathon Petroleum Corp.	1.57	-1.68
Marvell Technology Group, Ltd.	1.04	1.04	U.S. Bancorp	1.76	-1.69
NXP Semiconductors N.V.	1.33	0.91	Valeo S.A.	1.00	-1.88
Rockwell Automation, Inc.	2.82	0.81	Helvetia Holding A.G.	1.23	-2.51

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	17

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager
William J. Barritt, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WEQRX)	6.81%	10.15%	9.22%	10.18%	8.97%	6/1/88
Institutional Class (WEQIX)	6.98%	10.36%	9.46%	10.40%	9.05%	9/28/07
Russell 1000® Index	20.96%	14.82%	15.60%	14.01%	11.01%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.57%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 0.74%

Sector Allocation (as of 12/31/20)

Information Technology	28.4%
Health Care	13.9%
Consumer Discretionary	13.8%
Financials	10.9%
Communication Services	10.2%
Industrials	8.9%
Consumer Staples	6.1%
Materials	4.1%
Real Estate	1.1%
Energy	0.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/20)

Amazon.com, Inc.	4.9%
Alphabet, Inc.	4.8%
Microsoft Corp.	4.7%
Apple, Inc.	3.1%
JPMorgan Chase & Co.	3.0%
PayPal Holdings, Inc.	2.9%
Visa, Inc.	2.7%
Walt Disney Co. (The)	2.4%
Starbucks Corp.	2.4%
Ross Stores, Inc.	2.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

18	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The Segall Bryant & Hamill Workplace Equality Fund (the Fund) returned 6.81% (Retail Class) for the one-year period ended December 31, 2020. The Fund’s benchmark, the Russell 1000® Index, returned 20.96%.

For the year, security selection detracted 10.12% from the Fund’s performance relative to the benchmark and sector allocation detracted 2.84%. The Fund’s allocation to cash detracted 1.30% for the year.

During the third quarter of 2020, the Fund began a realignment toward consistency with the investment philosophy of the SBH All Cap strategy. The Fund’s universe of investable names includes companies with a commitment to providing equal treatment of employees regardless of sexual orientation, gender identity or expression, or race. The strategy of the Fund is to participate in all markets by investing in companies that generate high Returns on Invested Capital (ROIC), produce quality financial metrics (e.g., free cash flow growth, consistent earnings growth, and margin expansion), and possess strong management teams.

Contributors to Return

At the sector level, the Fund’s top contributors in the year relative to the benchmark were Consumer Staples, Industrials, and Health Care.

At the individual holding level, several names stood out in terms of their positive contributions to performance for the year. Ross Stores, Inc. (ROST) was a top contributor as it showed improvement in sentiment as traffic recovered and investors better appreciated the market share opportunity for off-price retailers. Technology holding NVIDIA Corp. (NVDA) was another top contributor after reporting strong revenue growth and issuing an upbeat outlook driven by strength in gaming during the shutdown and consistent growth in data center sales.

Detractors from Returns

Consumer Discretionary, Information Technology, and Communication Services were the Fund’s largest relative detractors on a sector level for the year.

On an individual security basis, Marathon Petroleum Corp. (MPCUS), a U.S. oil refining, midstream and gas station giant, was a top detractor. Quarantines addressing the COVID outbreak decimated gasoline demand, forcing the company to cut utilization of its refineries. The market recognized that stay-at-home measures mean fewer visits to its convenience stores and worsening prospects for crude run through its pipeline system. Restaurant owner/operator Brinker International, Inc. (EAT), was another top detractor although the company nearly doubled in value off extremely depressed levels seen at the beginning of the year. We subsequently sold the Fund’s remaining shares given the continued uncertainty related to COVID-19.

Outlook and Positioning

The full year results, noted previously, do not fully capture the wide range the market’s return profile traced in 2020. Following the depths of the COVID-related first quarter drawdown, the S&P 500 Index gained 65.2% to finish with a remarkable full year return of 18.4%. While the virus continued to spread relatively unchecked in most countries, approval and early distribution of vaccines from Pfizer and Moderna allowed investors to contemplate a post-COVID economy. In addition, the conclusion of the presidential election eliminated an uncertainty that had concerned investors.

The market has chosen to take an optimistic view of the future as we move into 2021, but we acknowledge that valuations are reaching at best stretched and at worst extreme levels. Staying focused on our bottom-up research process with a focus on high quality, ROIC-oriented companies, we believe the Workplace Equality Fund is well positioned to weather evolving external macro conditions.

As was announced on July 23, 2020, Suresh Rajagopal and William J. Barritt, who are members of Segall Bryant & Hamill’s All Cap investment team, joined John N. Roberts in managing the Segall Bryant & Hamill Workplace Equality Fund. On the same date, updates to the Fund’s Principal Investment Strategies were also announced. Please see the supplement to the Fund’s prospectus for complete details.

Stock Performance (for the year ended 12/31/20)

	Average	Contribution		Average	Contribution
5 Highest	Weight	to Return	5 Lowest	Weight	to Return
NVIDIA Corp.	2.94%	3.22%	Brinker International, Inc.	0.74%	-1.38%
Rockwell Automation, Inc.	2.35	0.86	Marathon Petroleum Corp.	1.13	-1.39
Texas Instruments, Inc.	2.25	0.84	Ralph Lauren Corp.	1.17	-1.43
Alphabet, Inc.	1.79	0.84	U.S. Bancorp	1.42	-1.47
Ross Stores, Inc.	1.33	0.81	Jones Lang LaSalle, Inc.	1.12	-1.65

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Annual Report | December 31, 2020 |	19

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager

Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (SBHPX)	2.05%	—	—	—	2.84%	0.56%	12/14/18
Institutional Class (SBAPX)	2.18%	—	—	—	2.93%	0.65%	12/14/18
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	3.33%	—	—	—	3.86%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.13%, Net: 0.49%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.68%, Net: 0.40%

Asset Allocation (as of 12/31/20)

Industrial	65.5%
Utility	11.8%
U.S. Treasury Bonds & Notes	5.7%
Municipal Bonds	5.0%
Finance	4.0%
Commercial Mortgage-Backed Securities	3.4%
U.S. Government & Agencies	1.8%
Asset Backed Securities	0.8%

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings
(as of 12/31/20)

Dell International, LLC/EMC Corp.	2.1%
Dominion Energy, Inc.	2.1%
Qwest Corp.	2.0%
General Motors Financial Co., Inc.	2.0%
Xylem, Inc.	2.0%
HCA, Inc.	2.0%
American Express Co.	2.0%
Bank of America Corp.	2.0%
Omnicom GP/Omnicom Capital	2.0%
Masco Corp.	2.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.52% for the Retail Class and 0.33% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

New Fund Risk: The Segall Bryant & Hamill Short Term Plus Fund was launched effective December 14, 2018. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview

If an investor had been lucky enough to take a Van Winkle-like nap through all of 2020, he or she may have awakened on New Year’s Eve, checked the full-year market returns, yawned, and gone back to sleep to await the start of football games. Equity markets rose, Treasuries produced good returns, investment grade and high yield bonds were positive, and most sectors performed reasonably well. Of course, the full-year results disguise an abundance of big headlines and extreme market volatility.

In the first quarter of 2020, COVID fears gripped the world, and bond spreads widened to levels not seen since 2009. In the second quarter, the Federal Reserve (Fed) stepped in with massive stimulus measures and risk assets began to recover. By midway through the third quarter, corporate bond issuance had already surpassed all previous calendar-year records, and as the quarter drew to a close, the market turned its focus to the developing second wave of the coronavirus along with uncertainty around the upcoming elections. In the fourth quarter, the election cycle ended and vaccine-related optimism drove a strong acceleration in risk assets, with investment grade (IG) corporate bonds returning 3% and high yield (HY) bonds up 6.5%1. Treasury returns lagged in the quarter, down nearly 1%, but still returned 8% for the full year versus IG at 9.9% and HY at 7.1%1. Despite the year’s positive returns across most asset classes, 2020 was anything but a relaxing nap, and it highlighted the need to construct portfolios carefully and with a healthy respect for the unpredictable.

Performance

The Segall Bryant & Hamill Short Term Plus Fund (the Fund) returned 2.05% (Retail Class) for the 12 months ended December 31, 2020. This compares to a return of 3.33% for its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index. The duration of the Fund was a detractor from return. Over the last 12 months, the Fund had an average duration of 1.31 years versus an average duration of 1.91 years for the benchmark. Even a small difference such as this had a negative effect on relative returns as 1-3 year interest rates dropped significantly in 2020. During the year, 1, 2, and 3 year interest rates decreased by 1.45% on average, a considerable drop compared to their absolute levels.

Outlook and Positioning

2020 showed all market participants that the most thoughtful projections can be rendered irrelevant in a matter of days by forces that are impossible to anticipate or control. With that cautionary message in mind, the Fund is structured to provide upside from favorable credit events while providing protection against adverse market surprises. We maintain an overweight position in corporate bonds and continue to place utmost importance on owning bonds from issuers we deem to be high quality. We still believe there is potential value to be found in the taxable municipal space, and we maintain our cautious stance on mortgage-backed securities (MBS) prepayment risk.

There are a variety of factors that have our full attention as we move into the new year. First, while markets have rallied on the anticipation of a widely available coronavirus vaccine, the underlying economy is still finding its footing. The ultimate return to normalcy will depend on the speed of vaccine distribution, and there may well be scar tissue in sectors such as commercial real estate and transportation. Second, the Fed remains actively involved in the marketplace, buying Treasuries and mortgage-backed securities among other assets. The Fed’s balance sheet ended the year at around $7.4 trillion, up from $4.2 trillion at the beginning of March 20202. While the Fed has pulled back its involvement in the corporate bond market, it retains the ability to move markets with a single press conference. Third, the bruising 2020 political season has left a single party in charge of all three branches of government which will have varying impacts on government entities, corporations, and individuals. In summary, we will continue to carefully analyze every security in the Fund, and, reflecting on the lessons from 2020, be ready for the inevitable surprises.

[1]	Source: Bloomberg Barclays Indices

[2]	Source: https://www.federalreserve.gov/monetarypolicy/bst_ recenttrends.htm

Annual Report | December 31, 2020 |	21

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTIBX)	8.49%	5.62%	5.08%	4.30%	6.01%	1.42%	6/1/88
Institutional Class (WIIBX)	8.65%	5.79%	5.23%	4.46%	6.07%	1.57%	9/28/07
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%	6.27%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.73%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.40%

Asset Allocation (as of 12/31/20)

Industrial	34.6%
Mortgage-Backed Securities Passthrough	21.4%
U.S. Treasury Bonds & Notes	14.2%
Finance	9.9%
Municipal Bonds	9.5%
Utility	3.3%
Asset Backed Securities	2.5%
U.S. Government & Agencies	1.5%
Commercial Mortgage-Backed Securities	0.9%
Residential Mortgage-Backed Securities	0.5%

Percentages are based on Total Net Assets.

Top Ten Corporate Holdings
(as of 12/31/20)

Capital One Financial Corp.	1.1%
GTP Acquisition Partners I LLC	1.0%
Oncor Electric Delivery Co. LLC	1.0%
Cboe Global Markets, Inc.	1.0%
JPMorgan Chcase & Co.	1.0%
SBA Tower Trust	0.9%
Moody’s Corp.	0.9%
Harley-Davidson Financial Services, Inc.	0.8%
Boardwalk Pipelines LP	0.8%
Comcast Corp.	0.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.36% for the Retail Class and 1.51% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

22	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview

If an investor had been lucky enough to take a Van Winkle-like nap through all of 2020, he or she may have awakened on New Year’s Eve, checked the full-year market returns, yawned, and gone back to sleep to await the start of football games. Equity markets rose, Treasuries produced good returns, investment grade and high yield bonds were positive, and most sectors performed reasonably well. Of course, the full-year results disguise an abundance of big headlines and extreme market volatility.

In the first quarter of 2020, COVID fears gripped the world, and bond spreads widened to levels not seen since 2009. In the second quarter, the Federal Reserve (Fed) stepped in with massive stimulus measures and risk assets began to recover. By midway through the third quarter, corporate bond issuance had already surpassed all previous calendar-year records, and as the quarter drew to a close, the market turned its attention to the second wave of the coronavirus along with uncertainty around the upcoming elections. In the fourth quarter, the election cycle ended, and vaccine-related optimism drove a strong acceleration of risk assets, with investment grade (IG) corporate bonds returning 3% and high yield (HY) bonds up 6.5%1. Treasury returns lagged in the quarter, down nearly 1%, but still returned 8% for the full year versus IG at 9.9% and HY at 7.1%1. Despite the year’s positive returns across most asset classes, 2020 was anything but a relaxing nap, and it highlighted the need to construct portfolios carefully and with a healthy respect for the unpredictable.

Performance

The Segall Bryant & Hamill Plus Bond Fund (the Fund) returned 1.37% (Retail Class) in the fourth quarter of 2020 compared to 0.67% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. This brought the calendar year return to 8.49% for the Fund vs. 7.51% for the benchmark. The Fund’s overweight to credit securities was the primary driver of excess returns. Despite the volatility referenced above, the Barclays corporate index ended the year with a positive excess return. Furthermore, the Fund’s shorter average credit duration was beneficial as intermediate corporate bonds generated greater excess returns than did long duration bonds. The Fund’s allocation to high yield bonds increased during the year to take advantage of market opportunities, ending the year around 15%. BB rated high yield bonds, which are the Fund’s primary focus within the high yield market, generated an excess return of 4.84% for the year, far outperforming investment grade bonds, which boosted relative returns. Mortgage-backed securities (MBS) ended the year with a slightly negative excess return, but prudent management of the Fund’s prepay exposures allowed the Fund’s MBS to outperform those in the benchmark by a healthy margin. Interest rate impacts were minimal despite the market volatility as the Fund’s duration and term structure were maintained similar to those of the benchmark. We are pleased to have taken advantage of opportunities the market presented, particularly in the first and second (highly volatile) quarters of the year while also providing the downside protection we strive to achieve.

Outlook and Positioning

2020 showed all market participants that the most thoughtful projections can be rendered irrelevant in a matter of days by forces that are impossible to anticipate or control. With that cautionary message in mind, the Fund is structured to seek to provide upside from favorable credit events while providing protection against adverse market surprises. We maintain an overweight position in corporate bonds and continue to place utmost importance on owning bonds from issuers we deem to be high quality. We still believe there is potential value to be found in the taxable municipal space, and we maintain our cautious stance on MBS prepayment risk.

There are a variety of factors that have our full attention as we move into the new year. First, while markets have rallied on the anticipation of a widely available coronavirus vaccine, the underlying economy is still finding its footing. In our opinion, an ultimate return to normalcy will depend on the speed of the vaccine distribution, and there may well be scar tissue in sectors such as commercial real estate and transportation. Second, the Fed remains actively involved in the marketplace, buying Treasuries and mortgage-backed securities, among other assets. The Fed’s balance sheet ended the year at around $7.4 trillion, up from $4.2 trillion at the beginning of March 20202. While the Fed has pulled back its involvement in the corporate bond market, it retains the ability to move markets with a single press conference. Third, the bruising 2020 political season has left a single party in charge of all three branches of government which will have varying impacts on government entities, corporations, and individuals. In summary, we will continue to carefully analyze every security in the Fund and, reflecting on the lessons from 2020, be ready for the inevitable surprises.

[1]	Source: Bloomberg Barclays Indices

[2]	Source: https://www.federalreserve.gov/monetarypolicy/bst_ recenttrends.htm

Annual Report | December 31, 2020 |	23

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTLTX)	7.31%	5.60%	7.11%	6.14%	7.25%	2.70%	6/1/88
Institutional Class (WILTX)	7.40%	5.73%	7.29%	6.30%	7.31%	2.86%	9/28/07
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index	7.05%	6.21%	8.57%	6.79%	N/A
Bloomberg Barclays U.S. Corporate High Yield Ba Index	10.17%	7.49%	8.49%	7.26%	8.55%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.85%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.70%

Asset Allocation (as of 12/31/20)

Industrial	83.4%
Finance	8.0%
Utility	2.8%
Asset Backed Securities	1.4%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 12/31/20)

PDC Energy, Inc.	3.1%
Range Resources Corp.	2.3%
MGM Growth Properties Operating Partnership LP	2.1%
Summit Materials LLC	2.1%
Nexstar Broadcasting, Inc.	2.1%
Provident Funding Associates LP/PFG Finance Corp.	2.0%
United Rentals North America, Inc.	1.9%
Amkor Technology, Inc.	1.9%
Compass Minerals International, Inc.	1.9%
DISH DBS Corp.	1.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.65% for the Retail Class and 2.81% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

24	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Overview

If an investor had been lucky enough to take a Van Winkle-like nap through all of 2020, he or she may have awakened on New Year’s Eve, checked the full-year market returns, yawned, and gone back to sleep to await the start of football games. Equity markets rose, Treasuries produced good returns, investment grade and high yield bonds were positive, and most sectors performed reasonably well. Of course, the full-year results disguise an abundance of big headlines and extreme market volatility.

In the first quarter of 2020, COVID fears gripped the world, and bond spreads widened to levels not seen since 2009. In the second quarter, the Federal Reserve (Fed) stepped in with massive stimulus measures and risk assets began to recover. By midway through the third quarter, corporate bond issuance had already surpassed all previous calendar-year records, and as the quarter drew to a close, the market turned its focus to the developing second wave of the coronavirus along with uncertainty around the upcoming elections. In the fourth quarter, the election cycle ended and vaccine-related optimism drove a strong acceleration in risk assets. Treasuries returned 8% for the full year versus investment grade at 9.9% and high yield at 7.1%1. BBs returned 10.2%, leading all high yield market rating categories (Bs returned 4.6%, CCCs returned 2.3%)1. Spreads tightened across every high yield sector in the fourth quarter; however, they remained wide for most sectors versus the start of the year. The number of high yield issuers in default remains high (9.5%)2 from a historical perspective as the default rate rose over the course of the year, including in the fourth quarter. Despite the year’s positive returns across most asset classes, 2020 was anything but a relaxing nap, and it highlighted the need to construct portfolios carefully and with a healthy respect for the unpredictable.

Performance

The Segall Bryant & Hamill Quality High Yield Fund (the Fund) returned 7.31% for the year (Retail Class) versus 7.05% for its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. Over the course of the year, the Fund carried less exposure to credits with pandemic-driven solvency and liquidity concerns. This quality orientation buoyed returns through the first three quarters of the year but then served as a headwind during the fourth quarter as CCCs outperformed. Overall, the Fund’s quality bias drove strong relative returns versus the benchmark during this annual period of widening spreads and increased defaults.

Outlook and Positioning

2020 showed all market participants that the most thoughtful projections can be rendered irrelevant in a matter of days by forces that are impossible to anticipate or control. With that cautionary message in mind, the Fund is structured to provide upside from favorable credit events while providing protection against adverse market surprises. We continue to place utmost importance on owning bonds from issuers we deem to be high quality.

There are a variety of factors that have our full attention as we move into the new year. First, while markets have rallied on the anticipation of a widely available coronavirus vaccine, the underlying economy is still finding its footing. The ultimate return to normalcy will depend on the speed of the vaccine distribution, and there may well be scar tissue in sectors such as commercial real estate and transportation. Second, the Fed remains actively involved in the marketplace, buying Treasuries and mortgage-backed securities among other assets. The Fed’s balance sheet ended the year at around $7.4 trillion, up from $4.2 trillion at the beginning of March 20203. While the Fed has pulled back its involvement in the corporate bond market, it retains the ability to move markets with a single press conference. Third, the bruising 2020 political season has left a single party in charge of all three branches of government which will have varying impacts on government entities, corporations, and individuals. In summary, we will continue to carefully analyze every security in the Fund, and, reflecting on the lessons from 2020, will stay ready for the inevitable surprises.

[1]	Source: Bloomberg Barclays Indices.

[2]	Bank of America Merrill Lynch.

[3]	Source: https://www.federalreserve.gov/monetarypolicy/bst_ recenttrends.htm.

Annual Report | December 31, 2020 |	25

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTTAX)	6.54%	4.92%	—	—	6.10%	0.90%	12/16/16
Institutional Class (WITAX)	6.71%	5.09%	—	—	6.28%	1.04%	12/16/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	4.73%	4.23%	—	—	4.39%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.89%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.71%, Net: 0.50%

Asset Allocation (as of 12/31/20)

Revenue	56.3%
General Obligation	19.1%
Variable Rate Demand Note	12.6%
Corporate Bonds	2.1%
Local Authority	1.2%
Certificate Participation	0.8%
Prerefunded	0.5%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 12/31/20)

Foothill Eastern Transportation Corridor Agency Toll Road	5.0%
North Texas Tollway Authority System	4.6%
Virginia Small Business Financing Authority	3.6%
City of New York (The) New York	3.4%
Central Platte Valley Metropolitan District	3.4%
Weber County Utah Hospital	3.3%
North Carolina Department of Transportation	3.1%
Texas Transportation Commission Central Texas Turnpike System	3.0%
Utah Water Finance Agency	2.9%
Pennsylvania Turnpike Commission	2.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.89% for the Retail Class and 0.96% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

26	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Review

In so many respects, 2020 was a year for the record books and this was certainly the case for the municipal bond market. 2020 recorded the sharpest multi-day selloffs on record for the asset class and some of the sharpest recoveries. Fortunately, we were able to take advantage of this volatility, leveraging our rigorous fundamental research to identify down-and-out credits that we believed had strong investment potential that would eventually be recognized by the market.

During the early months of the year, when the pandemic first hit, the Segall Bryant & Hamill Municipal Opportunities Fund (the Fund) held a significant amount of liquidity. In March, when the municipal market suffered its worst decline in history, we positioned the Fund to take advantage of this massive sell-off, identifying what we believed to be very attractively priced bonds in sectors that were being hit the hardest in the downturn including transportation, sales tax, hotel, and tourism tax-backed bonds. Our research indicated that while many of these bonds were indeed in for a very rough road ahead, some of the credits would fare much better than investors were anticipating. Just as investors rushed to sell many of these credits in March, they rushed back in the second half of the year to buy them. Many of our holdings benefited from these manic reactions.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund returned 6.54% for the year (Retail Class) compared to a 4.73% return for its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Index. The Fund continued to benefit from its yield advantage versus the benchmark through its emphasis on overlooked securities that met our standards for high quality. The Fund was positively impacted by the volatility in the municipal market during the year by raising liquidity prior to the selloff in March and then deploying it aggressively into the selloff. Moreover, the Fund also benefited from large shifts made in duration and participating fully in the ensuing recovery. Our overweight positions in selective names in the weakest sectors, as described previously, were large contributors to overall Fund performance.

Economic Outlook and Positioning

We enter 2021 with extremely low rates and tight spreads. These are typically two factors that can provide defensiveness to portfolios. We will be watching the Treasury market carefully as duration moves will be more impactful than ever. The income that investors receive from taking duration or interest rate risk has moved lower and lower. We are now at a point where even small moves up in rates can wipe out months of income. Through December 31, 2020, we kept the Fund at a slightly shorter duration than in the past. The municipal market is currently being supported by strong macro tailwinds. With the Biden administration now in place, it is more likely than ever that we will see higher state and possibly federal tax rates over the next few years. Even the anticipation of this will be a huge driver for tax-free income, in our opinion.

Municipal issuance seems relatively stable, but something more concerning may be lurking beneath the surface. Tax reform a few years ago disallowed the use of defeasance in municipal bonds. Defeasance is a tool by which outstanding bonds may be retired without a bond redemption or the implementation of an open market buy-back. At the time, we believed this change could have a significant long-term impact on the market. Those days are here. We are seeing very strong taxable municipal bond issuance each week, often replacing existing tax-exempt debt. This is causing the tax-exempt market to continually shrink which we believe is worrisome. Our hope is that the ability to defease tax-exempt debt with tax-exempt issuance is restored, but if it is not, it will likely have repercussions for a meaningfully smaller market.

Monetary and fiscal policy will continue to be at the forefront in 2021. It appears that state and local aid may finally be on the table. This will be most impactful on lower grade credits, many of which we do not own. We continue to believe that chasing credits that are structurally broken is a losing game, albeit at the cost of short-term gains.

Annual Report | December 31, 2020 |	27

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2020 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 34.

Average Annual Total Returns

					Since	30-Day	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	SEC Yield	Date
Retail Class (WTCOX)	5.08%	4.10%	3.46%	3.90%	4.54%	1.07%	6/1/91
Institutional Class (WICOX)	5.29%	4.24%	3.60%	3.97%	4.56%	1.22%	4/29/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	4.73%	4.23%	3.39%	3.84%	N/A
Bloomberg Barclays U.S. 10-Year Municipal Bond Index	5.63%	4.88%	4.05%	4.80%	5.71%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.72%, Net: 0.65%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.50%

Asset Allocation (as of 12/31/20)

Revenue	46.2%
General Obligation	18.4%
Certificate of Participation	15.6%
Variable Rate Demand Note	6.3%
Local Authority	2.1%
Prerefunded	0.7%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 12/31/20)

Colorado Health Facilities Authority	7.3%
City & County of Denver Colorado	5.6%
Colorado Educational & Cultural Facilities Authority	4.6%
City of Colorado Springs Colorado Utilities System	4.5%
Berthoud Colorado COP	3.1%
City & County of Denver Colorado COP	2.8%
Colorado School of Mines	2.8%
Park Creek Metropolitan District	2.7%
Central Platte Valley Metropolitan District	2.6%
Rampart Range Colorado Metropolitan District No. 1	2.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.05% for the Retail Class and 1.19% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements, if any. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

28	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
December 31, 2020 (Unaudited)

Manager Commentary

Market Review

In so many respects, 2020 was a year for the record books and this was certainly the case for the municipal bond market. 2020 recorded the sharpest multi-day selloffs on record for the asset class and some of the sharpest recoveries. Fortunately, we were able to position the Fund take advantage of this volatility, leveraging our rigorous fundamental research to identify down-and-out credits that we believed had strong investment potential that would eventually be recognized by the market.

During the early months of the year, when the pandemic first hit, the Segall Bryant & Hamill Colorado Tax-Free Fund (the Fund) held a significant amount of liquidity. In March, when the municipal market suffered its worst decline in history, we positioned the Fund to take advantage of this massive sell-off, identifying what we believed to be very attractively priced bonds in sectors that were being hit the hardest in the downturn including transportation, sales tax, hotel, and tourism tax-backed bonds. Our research indicated that while many of these bonds were indeed in for a very rough road ahead, some of the credits would fare much better than investors were anticipating. Just as investors rushed to sell many of these credits in March, they rushed back in the second half of the year to buy them. Many of the Fund’s holdings benefited from these manic reactions.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned 5.08% for the year (Retail Class) compared to a 4.73% return for its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Index. The Fund continued to benefit from its yield advantage versus the benchmark through its emphasis on overlooked securities that met our standards for high quality. The Fund was positively impacted by the volatility in the municipal market during the year by raising liquidity prior to the selloff in March and then deploying it aggressively into the selloff. Moreover, the Fund also benefited from large shifts made in duration and participating fully in the ensuing recovery. Our overweight positions in selective names in the weakest sectors, as described previously, were large contributors to overall Fund performance.

Economic Outlook and Positioning

We enter 2021 with extremely low rates and tight spreads. These are typically two factors that can provide defensiveness to portfolios. We will be watching the Treasury market carefully as duration moves will be more impactful than ever. The income that investors receive from taking duration or interest rate risk has moved lower and lower. We are now at a point where even small moves up in rates can wipe out months of income. Through December 31, 2020, we kept the Fund at a slightly shorter duration than in the past. The municipal market is currently being supported by strong macro tailwinds. With the Biden administration’s term beginning in January, we believe it is more likely that we will see higher state and possibly federal tax rates over the next few years. Even the anticipation of this will be a huge driver for tax-free income, in our opinion.

Municipal issuance seems relatively stable, but something more concerning may be lurking beneath the surface. Tax reform a few years ago disallowed the use of defeasance in municipal bonds. Defeasance is a tool by which outstanding bonds may be retired without a bond redemption or the implementation of an open market buy-back. At the time, we believed this change could have a significant long-term impact on the market. Those days are here. We are seeing very strong taxable municipal bond issuance each week, often replacing existing tax-exempt debt. This is causing the tax-exempt market to continually shrink which we believe is worrisome. Our hope is that the ability to defease tax-exempt debt with tax-exempt issuance is restored, but if it is not, it will likely have repercussions for a meaningfully smaller market.

Monetary and fiscal policy will continue to be at the forefront in 2021. It appears that state and local aid may finally be on the table. This will be most impactful on lower grade credits, many of which we do not own. We continue to believe that chasing credits that are structurally broken is a losing game, albeit at the cost of short-term gains.

Annual Report | December 31, 2020 |	29

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2020 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2020 and held until December 31, 2020.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2020 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense		Expenses Paid
	July 1, 2020	December 31, 2020	Ratio (a)		During Period (b)
Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,302.20	1.07%		$6.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.76	1.07%		$5.43
Institutional
Based on Actual Fund Return	$1,000.00	$1,303.10	0.99%		$5.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	0.99%		$5.03

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,459.20	0.99%		$6.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	0.99%		$5.03
Institutional
Based on Actual Fund Return	$1,000.00	$1,460.10	0.95%		$5.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.36	0.95%		$4.82

Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,298.70	1.11%		$6.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.56	1.11%		$5.63
Institutional
Based on Actual Fund Return	$1,000.00	$1,299.50	0.99%		$5.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	0.99%		$5.03

Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,235.40	0.78	% (c)	$4.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.22	0.78	% (c)	$3.96
Institutional
Based on Actual Fund Return	$1,000.00	$1,235.60	0.84%		$4.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.91	0.84%		$4.27

Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,240.80	1.38%		$7.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.20	1.38%		$7.00
Institutional
Based on Actual Fund Return	$1,000.00	$1,241.80	1.23%		$6.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.95	1.23%		$6.24

Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,241.40	1.18%		$6.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.18%		$5.99
Institutional
Based on Actual Fund Return	$1,000.00	$1,241.70	1.03%		$5.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.96	1.03%		$5.23

Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,436.20	1.25%		$7.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.25%		$6.34
Institutional
Based on Actual Fund Return	$1,000.00	$1,438.00	1.10%		$6.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.61	1.10%		$5.58

Annual Report | December 31, 2020 |	31

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2020 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2020	December 31, 2020	Ratio (a)	During Period (b)
Segall Bryant & Hamill Global All Cap Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,161.30	0.89%	$4.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.66	0.89%	$4.52
Institutional
Based on Actual Fund Return	$1,000.00	$1,162.70	0.74%	$4.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.42	0.74%	$3.76

Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,188.30	0.89%	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.66	0.89%	$4.52
Institutional
Based on Actual Fund Return	$1,000.00	$1,190.10	0.74%	$4.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.42	0.74%	$3.76

Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,013.70	0.49%	$2.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.67	0.49%	$2.49
Institutional
Based on Actual Fund Return	$1,000.00	$1,013.90	0.40%	$2.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.13	0.40%	$2.03

Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,028.60	0.55%	$2.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
Institutional
Based on Actual Fund Return	$1,000.00	$1,029.60	0.40%	$2.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.13	0.40%	$2.03

Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,085.70	0.85%	$4.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.86	0.85%	$4.32
Institutional
Based on Actual Fund Return	$1,000.00	$1,084.90	0.70%	$3.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.62	0.70%	$3.56

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,038.40	0.65%	$3.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.87	0.65%	$3.30
Institutional
Based on Actual Fund Return	$1,000.00	$1,039.20	0.50%	$2.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.62	0.50%	$2.54

32	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
December 31, 2020 (Unaudited)

	Beginning Account	Ending Account
	Value	Value	Expense	Expenses Paid
	July 1, 2020	December 31, 2020	Ratio (a)	During Period (b)
Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$1,000.00	$1,031.70	0.65%	$3.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.87	0.65%	$3.30
Institutional
Based on Actual Fund Return	$1,000.00	$1,033.20	0.50%	$2.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.62	0.50%	$2.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 184/366 (to reflect the one-half year period).

(c)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

Annual Report | December 31, 2020 |	33

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2020 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,632 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

34	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2020 (Unaudited)

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the one-year period ended December 31, 2020.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Funds consider emerging market countries to be those countries that are neither U.S. nor developed countries.

Annual Report | December 31, 2020 |	35

Segall Bryant & Hamill Funds	Important Disclosures
December 31, 2020 (Unaudited)

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2020 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INDEPENDENT TRUSTEES
Janice M. Teague, CPA (Retired) Age 67	Chair Trustee	Since December 31, 2020 Since February 13, 2007	● Retired, June 2003 – present.	14	None
Thomas J. Abood Age 57	Trustee	Since November 1, 2018

●    Chief Executive Officer, EVO Transportation & Energy Services, Inc., October 2019 to present;

●    Director, NELSON Worldwide LLC, May 2018 to present;

●    Director EVO Transportation & Energy Services, Inc., November 2016 to present;

●    Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present;

●    Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair);

●    Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair);

●    Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016;

●    Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014;

●   Board Member and President, The Minikahda Club, November 2015 to November 2017.

				14	Mr. Abood is Director of EVO Transportation & Energy Services, Inc.

Annual Report | December 31, 2020 |	37

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2020 (Unaudited)

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
John A. DeTore, CFA Age 62	Trustee	Since December 31, 2009	● Director of Strategic R&D, Arga Investment Management, 2021 – present; ● CIO, Capitalogix, LLC, 2018 – 2021; ● CEO/Founder, United Alpha, LLC investment management firm), 2003 – 2017; ● CIO, GRT United Alpha, LLC (investment management), 2006 – 2017; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	14	None
Rick A. Pederson Age 67	Trustee	Since February 13, 2007	● President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; ● Partner, Bow River Capital Partners (private equity management), 2003 – present; ● Advisory Board Member, Independent Bank, 2017 – present; ● Director, National Western Stock Show (not-for-profit organization), 2010 – present; ● Board Member, Kivu Consulting, Inc., 2019 – present; ● Board Member, History Colorado (nonprofit association), 2015 – 2020; ● Board Member, Strong-Bridge Consulting, 2015 – 2019; ● Board Member, Boettcher Foundation (not-for-profit), 2018 – present.	14	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
James A. Smith Age 68	Trustee	Since December 31, 2009	● Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 – present; ● Private Equity Consultant, 2003 – 2016; ● Trustee, The Nature Conservancy (non- profit), July 2007 – June 2016; Chairman, June 2014 - June 2016.	14	None
Douglas M. Sparks CPA (Inactive) Age 77	Trustee	Since December 31, 2009	● Retired, 2000 – present.	14	None

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers
December 31, 2020 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Age 57	President	Since May 1, 2018	● Chief Executive Officer, Principal Segall Bryant & Hamill, LLC, 2006 – present
Jasper R. Frontz, CPA, CFA Age 52	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

●    Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

●    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

Derek W. Smith Age: 39	Secretary	Since November 15, 2018

●    Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

●    Compliance Manager, Denver Investments, March 2017 to April 30, 2018;

●    Fund Administration and Compliance Specialist, Denver Investments, October 2014 to March 2017;

●    Senior Compliance Analyst, Great-West Financial, April 2013 to October 2014;

●    Compliance Analyst, Great-West Financial, February 2010 to April 2013;

●    Senior Compliance Coordinator, Great-West Financial, June 2009 to February 2010

Maggie Bull Age: 54	Assistant Secretary	Since November 29, 2018	● Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to present; ● Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.
Jennifer L. Leamer Age 44	Assistant Treasurer	Since May 26, 2019

●    Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC 2014 to present;

●    Ultimus Managers Trust, Treasurer, October 2014 to present;

●    Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

●    Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1)	Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently 17 Funds in the Fund Complex, including 14 Segall Bryant & Hamill Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, Partner Select SBH Focused Small Value Fund, and the Mainstay VP Small Cap Growth Portfolio, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Annual Report | December 31, 2020 |	39

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 91.1%
Consumer Discretionary — 6.3%
Consumer Durables & Apparel — 2.9%
Gildan Activewear, Inc. (Canada)	72,422	$2,028,540
Tapestry, Inc.	141,228	4,389,366
Under Armour, Inc. - Class A (a)	346,462	5,948,753
		12,366,659
Consumer Services — 2.3%
Papa John’s International, Inc.	17,656	1,498,112
Six Flags Entertainment Corp.	236,090	8,050,669
		9,548,781
Retailing — 1.1%
Core-Mark Holding Co., Inc.	79,886	2,346,252
Quotient Technology, Inc. (a)	253,744	2,390,268
		4,736,520
Consumer Staples — 6.7%
Food, Beverage & Tobacco — 6.3%
Hain Celestial Group, Inc. (The) (a)	440,627	17,691,174
Pilgrim’s Pride Corp. (a)	68,770	1,348,580
TreeHouse Foods, Inc. (a)	175,980	7,477,390
		26,517,144
Household & Personal Products — 0.4%
Inter Parfums, Inc.	32,032	1,937,616

Energy — 3.2%
Energy — 3.2%
Dril-Quip, Inc. (a)	116,391	3,447,502
Helmerich & Payne, Inc.	108,251	2,507,093
NexTier Oilfield Solutions, Inc. (a)	324,078	1,114,828
PDC Energy, Inc. (a)	187,655	3,852,557
WPX Energy, Inc. (a)	331,317	2,700,234
		13,622,214
Financials — 13.1%
Banks — 13.1%
Community Bank System, Inc.	62,037	3,865,526
Enterprise Financial Services Corp.	98,796	3,452,920
First Busey Corp.	133,626	2,879,640
Glacier Bancorp, Inc.	94,821	4,362,714
Investors Bancorp, Inc.	330,446	3,489,510
Lakeland Financial Corp.	95,274	5,104,781
National Bank Holdings Corp. - Class A	183,699	6,017,979
Renasant Corp.	121,276	4,084,576
Seacoast Banking Corp. of Florida (a)	215,167	6,336,668
Umpqua Holdings Corp.	366,627	5,550,733
United Community Banks, Inc.	230,685	6,560,681
WesBanco, Inc.	114,426	3,428,203
		55,133,931
Health Care — 12.5%
Health Care Equipment & Services — 12.1%
AngioDynamics, Inc. (a)	90,016	1,379,945
Chembio Diagnostics, Inc. (a)	145,203	689,714
Evolent Health, Inc. - Class A (a)	91,825	1,471,955
Haemonetics Corp. (a)	15,630	1,856,063
ICU Medical, Inc. (a)	25,567	5,483,866
Magellan Health, Inc. (a)	167,968	13,914,469
	Shares	Value
Health Care Equipment & Services (continued)
MEDNAX, Inc. (a)	347,169	$8,519,527
Orthofix Medical, Inc. (a)	418,050	17,967,789
		51,283,328
Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
Alkermes PLC (Ireland) (a)	83,070	1,657,246

Industrials — 18.7%
Capital Goods — 17.5%
AAR Corp.	135,684	4,914,475
Astec Industries, Inc.	65,394	3,785,005
AZZ, Inc.	102,155	4,846,233
Beacon Roofing Supply, Inc. (a)	45,153	1,814,699
CIRCOR International, Inc. (a)	114,812	4,413,373
Columbus McKinnon Corp.	90,113	3,463,944
EnerSys	101,690	8,446,371
Quanex Building Products Corp.	226,383	5,018,911
Regal Beloit Corp.	160,530	19,714,689
REV Group, Inc.	325,139	2,864,475
SPX Corp. (a)	193,522	10,554,690
Sterling Construction Co., Inc. (a)	203,805	3,792,811
		73,629,676
Commercial & Professional Services — 1.2%
Huron Consulting Group, Inc. (a)	46,021	2,712,938
SP Plus Corp. (a)	84,105	2,424,747
		5,137,685
Information Technology — 15.1%
Software & Services — 4.7%
CommVault Systems, Inc. (a)	27,551	1,525,499
Conduent, Inc. (a)	318,675	1,529,640
CSG Systems International, Inc.	62,326	2,809,033
Progress Software Corp.	311,053	14,056,485
		19,920,657
Technology Hardware & Equipment — 10.4%
FARO Technologies, Inc. (a)	175,305	12,381,792
NCR Corp. (a)	761,711	28,617,482
Sierra Wireless, Inc. (Canada) (a)	199,329	2,912,197
		43,911,471
Materials — 6.2%
Materials — 6.2%
Coeur Mining, Inc. (a)	97,928	1,013,555
Compass Minerals International, Inc.	104,874	6,472,823
Element Solutions, Inc.	125,039	2,216,941
Ferro Corp. (a)	166,525	2,436,261
Glatfelter Corp.	401,359	6,574,260
Schnitzer Steel Industries, Inc. - Class A	91,849	2,930,902
Silgan Holdings, Inc.	120,853	4,481,229
		26,125,971
Real Estate — 5.5%
Real Estate — 5.5%
Cousins Properties, Inc.	48,433	1,622,505
Empire State Realty Trust, Inc. - Class A	240,333	2,239,903
Equity Commonwealth	594,513	16,218,315
Physicians Realty Trust	175,047	3,115,837
		23,196,560

See Notes to Financial Statements.
40	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
December 31, 2020

	Shares	Value
Utilities — 3.8%
Utilities — 3.8%
ALLETE, Inc.	68,212	$4,225,051
California Water Service Group	60,011	3,242,395
New Jersey Resources Corp.	113,075	4,019,816
PNM Resources, Inc.	95,930	4,655,483
		16,142,745

Investments at Value — 91.1% (Cost $298,591,040)		$384,868,204

Other Assets in Excess of Liabilities — 8.9%		37,578,930

Net Assets — 100.0%		$422,447,134

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	41

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.0%
Communication Services — 2.8%
Media & Entertainment — 1.4%
Eventbrite, Inc. - Class A (a)	36,683	$663,962
New York Times Co. (The) - Class A	19,495	1,009,256
		1,673,218
Telecommunication Services — 1.4%
Cogent Communications Holdings, Inc.	28,286	1,693,483

Consumer Discretionary — 13.7%
Automobiles & Components — 0.9%
Fox Factory Holding Corp. (a)	10,625	1,123,169

Consumer Durables & Apparel — 1.3%
Callaway Golf Co.	63,409	1,522,450

Consumer Services — 9.4%
Bright Horizons Family Solutions, Inc. (a)	21,053	3,641,959
Churchill Downs, Inc.	12,490	2,432,927
Shake Shack, Inc. - Class A (a)	26,163	2,218,099
Vail Resorts, Inc.	6,867	1,915,618
Wingstop, Inc.	9,378	1,243,054
		11,451,657
Retailing — 2.1%
Ollie’s Bargain Outlet Holdings, Inc. (a)	13,528	1,106,184
Revolve Group, Inc. (a)	48,234	1,503,454
		2,609,638
Consumer Staples — 0.6%
Food, Beverage & Tobacco — 0.6%
Simply Good Foods Co. (The) (a)	21,911	687,129

Financials — 10.9%
Banks — 1.1%
Bank OZK	15,765	492,972
Eagle Bancorp, Inc.	20,123	831,080
		1,324,052
Diversified Financials — 4.0%
Evercore, Inc. - Class A	7,820	857,385
Focus Financial Partners, Inc. - Class A (a)	21,616	940,296
Hamilton Lane, Inc. - Class A	14,163	1,105,422
Houlihan Lokey, Inc.	13,482	906,395
LendingTree, Inc. (a)	3,927	1,075,173
		4,884,671
Insurance — 5.8%
Goosehead Insurance, Inc. - Class A	21,764	2,715,277
Palomar Holdings, Inc. (a)	18,239	1,620,353
Trupanion, Inc. (a)	22,485	2,691,679
		7,027,309
Health Care — 27.2%
Health Care Equipment & Services — 14.9%
Addus HomeCare Corp. (a)	15,607	1,827,424
Amedisys, Inc. (a)	10,103	2,963,513
Cardiovascular Systems, Inc. (a)	25,083	1,097,632
Castle Biosciences, Inc. (a)	18,027	1,210,513
	Shares	Value
Health Care Equipment & Services (continued)
CONMED Corp.	16,939	$1,897,168
Globus Medical, Inc. - Class A (a)	29,973	1,954,839
Inspire Medical Systems, Inc. (a)	11,264	2,118,646
Integra LifeSciences Holdings Corp. (a)	15,176	985,226
LivaNova PLC (United Kingdom) (a)	10,315	682,956
Omnicell, Inc. (a)	16,176	1,941,443
Silk Road Medical, Inc. (a)	23,924	1,506,734
		18,186,094
Pharmaceuticals, Biotechnology & Life Sciences — 12.3%
Adaptive Biotechnologies Corp. (a)	25,453	1,505,036
Amicus Therapeutics, Inc. (a)	49,847	1,150,967
Blueprint Medicines Corp. (a)	10,790	1,210,099
Fate Therapeutics, Inc. (a)	18,947	1,722,851
NanoString Technologies, Inc. (a)	16,798	1,123,450
Natera, Inc. (a)	21,102	2,100,071
Pacira BioSciences, Inc. (a)	14,192	849,249
PRA Health Sciences, Inc. (a)	9,019	1,131,343
Turning Point Therapeutics, Inc. (a)	13,257	1,615,365
Twist Bioscience Corp. (a)	11,421	1,613,673
Xencor, Inc. (a)	23,328	1,017,801
		15,039,905
Industrials — 17.8%
Capital Goods — 9.9%
AeroVironment, Inc. (a)	9,163	796,265
Ameresco, Inc. - Class A (a)	15,238	796,033
Hexcel Corp.	27,379	1,327,608
John Bean Technologies Corp.	9,145	1,041,341
Kratos Defense & Security Solutions, Inc (a)	48,852	1,340,010
Mercury Systems, Inc. (a)	14,192	1,249,747
Proto Labs, Inc. (a)	8,857	1,358,664
TPI Composites, Inc. (a)	40,709	2,148,621
Trex Co., Inc. (a)	23,835	1,995,466
		12,053,755
Commercial & Professional Services — 6.8%
ASGN, Inc. (a)	12,884	1,076,201
Huron Consulting Group, Inc. (a)	21,161	1,247,441
Ritchie Bros. Auctioneers, Inc. (Canada)	23,640	1,644,162
Tetra Tech, Inc.	15,845	1,834,534
Upwork, Inc. (a)	71,306	2,461,483
		8,263,821
Transportation — 1.1%
Saia, Inc. (a)	7,686	1,389,629

Information Technology — 19.1%
Semiconductors & Semiconductor Equipment — 7.4%
Entegris, Inc.	24,955	2,398,176
Impinj, Inc. (a)	21,153	885,676
Onto Innovation, Inc. (a)	27,360	1,300,968
Power Integrations, Inc.	16,142	1,321,384
Silicon Laboratories, Inc. (a)	15,462	1,968,931
SiTime Corp. (a)	9,768	1,093,332
		8,968,467

See Notes to Financial Statements.
42	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2020

	Shares	Value
Software & Services — 10.8%
Anaplan, Inc. (a)	22,609	$1,624,456
Endava PLC ADR (United Kingdom) (a)	29,080	2,231,890
Envestnet, Inc. (a)	23,468	1,931,182
Everbridge, Inc. (a)	11,489	1,712,665
Globant S.A. (Luxembourg) (a)	15,157	3,298,315
MAXIMUS, Inc.	19,407	1,420,398
RealPage, Inc. (a)	10,870	948,299
		13,167,205
Technology Hardware & Equipment — 0.9%
Novanta, Inc. (Canada) (a)	9,467	1,119,189

Materials — 3.5%
Materials — 3.5%
Avient Corp.	26,789	1,079,061
Ingevity Corp. (a)	17,635	1,335,499
Innospec, Inc.	8,411	763,130
Livent Corp. (a)	55,419	1,044,094
		4,221,784
	Shares	Value
Real Estate — 2.4%
Real Estate — 2.4%
Americold Realty Trust	24,479	$913,801
QTS Realty Trust, Inc. - Class A	26,636	1,648,236
Terreno Realty Corp.	7,220	422,442
		2,984,479

Investments at Value — 98.0% (Cost $74,967,045)		$119,391,104

Other Assets in Excess of Liabilities — 2.0%		2,413,709

Net Assets — 100.0%		$121,804,813

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	43

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 95.0%
Consumer Discretionary — 11.9%
Automobiles & Components — 2.7%
Dorman Products, Inc. (a)	5,044	$437,920
Fox Factory Holding Corp. (a)	5,230	552,864
Stoneridge, Inc. (a)	10,665	322,403
		1,313,187
Consumer Durables & Apparel — 5.4%
Capri Holdings, Ltd. (Virgin Islands British) (a)	16,414	689,388
Gildan Activewear, Inc. (Canada)	11,729	328,529
Tapestry, Inc.	14,517	451,188
Under Armour, Inc. - Class A (a)	23,497	403,444
Universal Electronics, Inc. (a)	11,834	620,812
Wolverine World Wide, Inc.	4,941	154,406
		2,647,767
Consumer Services — 1.7%
Choice Hotels International, Inc.	3,014	321,684
Churchill Downs, Inc.	2,581	502,753
		824,437
Retailing — 2.1%
Core-Mark Holding Co., Inc.	12,492	366,890
Five Below, Inc. (a)	3,703	647,951
		1,014,841
Consumer Staples — 4.4%
Food, Beverage & Tobacco — 3.9%
Hain Celestial Group, Inc. (The) (a)	33,592	1,348,719
Lancaster Colony Corp.	1,140	209,452
TreeHouse Foods, Inc. (a)	8,283	351,945
		1,910,116
Household & Personal Products — 0.5%
Inter Parfums, Inc.	4,164	251,880

Energy — 1.0%
Energy — 1.0%
PDC Energy, Inc. (a)	8,244	169,249
WPX Energy, Inc. (a)	40,784	332,390
		501,639
Financials — 7.7%
Banks — 7.7%
Ameris Bancorp	15,527	591,113
Glacier Bancorp, Inc.	16,349	752,217
Lakeland Financial Corp.	10,826	580,057
Seacoast Banking Corp. of Florida (a)	25,010	736,544
South State Corp.	7,823	565,603
United Bankshares, Inc.	15,684	508,162
		3,733,696
Health Care — 15.5%
Health Care Equipment & Services — 10.0%
Amedisys, Inc. (a)	2,906	852,417
Encompass Health Corp.	7,233	598,097
Globus Medical, Inc. - Class A (a)	10,141	661,396
Haemonetics Corp. (a)	3,164	375,725
Insulet Corp. (a)	3,044	778,138
Integra LifeSciences Holdings Corp. (a)	8,667	562,662
	Shares	Value
Health Care Equipment & Services (continued)
Magellan Health, Inc. (a)	5,323	$440,957
Orthofix Medical, Inc. (a)	14,182	609,542
		4,878,934
Pharmaceuticals, Biotechnology & Life Sciences — 5.5%
Bio-Rad Laboratories, Inc. - Class A (a)	619	360,840
Bio-Techne Corp.	2,305	731,953
Horizon Therapeutics PLC (a)	13,384	979,039
NeoGenomics, Inc. (a)	11,666	628,097
		2,699,929
Industrials — 21.8%
Capital Goods — 17.1%
AAR Corp.	12,050	436,451
BWX Technologies, Inc.	7,860	473,801
Carlisle Cos., Inc.	3,538	552,565
Columbus McKinnon Corp.	7,793	299,563
EnerSys	9,236	767,142
IDEX Corp.	1,200	239,040
ITT, Inc.	8,712	670,998
Masonite International Corp. (Canada) (a)	4,004	393,753
RBC Bearings, Inc. (a)	1,154	206,612
Regal Beloit Corp.	6,207	762,282
Rexnord Corp.	18,012	711,294
SPX Corp. (a)	10,665	581,669
Standex International Corp.	8,894	689,463
Timken Co. (The)	9,956	770,196
UFP Industries, Inc.	14,190	788,255
		8,343,084
Commercial & Professional Services — 1.7%
Casella Waste Systems, Inc. - Class A (a)	9,546	591,375
Tetra Tech, Inc.	2,173	251,590
		842,965
Transportation — 3.0%
Allegiant Travel Co.	3,312	626,763
Forward Air Corp.	4,809	369,523
Hub Group, Inc. - Class A (a)	7,932	452,124
		1,448,410
Information Technology — 24.7%
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Energy Industries, Inc. (a)	5,836	565,917
Entegris, Inc.	5,996	576,216
Lattice Semiconductor Corp. (a)	5,356	245,412
Silicon Laboratories, Inc. (a)	5,175	658,984
Veeco Instruments, Inc. (a)	24,621	427,421
		2,473,950
Software & Services — 13.7%
Anaplan, Inc. (a)	7,640	548,934
BlackLine, Inc. (a)	4,457	594,475
Endava PLC ADR (United Kingdom) (a)	10,623	815,315
Five9, Inc. (a)	4,078	711,203
Model N, Inc. (a)	10,999	392,444
Pegasystems, Inc.	8,837	1,177,619
RealPage, Inc. (a)	10,319	900,229
Talend S.A. ADR (France) (a)	10,393	398,468
WNS Holdings, Ltd. ADR (Jersey) (a)	8,933	643,623

See Notes to Financial Statements.
44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
December 31, 2020

	Shares	Value
Software & Services (continued)
Workiva, Inc. (a)	5,661	$518,661
		6,700,971
Technology Hardware & Equipment — 5.9%
Coherent, Inc. (a)	2,863	429,507
FARO Technologies, Inc. (a)	4,064	287,040
NCR Corp. (a)	21,039	790,435
Pure Storage, Inc. - Class A (a)	32,462	733,966
Rogers Corp. (a)	4,251	660,138
		2,901,086
Materials — 5.6%
Materials — 5.6%
Berry Global Group, Inc. (a)	11,849	665,795
Compass Minerals International, Inc.	7,130	440,064
Element Solutions, Inc.	46,940	832,246
Ferro Corp. (a)	20,520	300,208
Ingevity Corp. (a)	4,444	336,544
Silgan Holdings, Inc.	4,561	169,122
		2,743,979
	Shares	Value
Real Estate — 2.4%
Real Estate — 2.4%
Cousins Properties, Inc.	14,226	$476,571
Equity Commonwealth	24,808	676,762
		1,153,333

Investments at Value — 95.0% (Cost $39,124,052)		$46,384,204

Other Assets in Excess of Liabilities — 5.0%		2,455,174

Net Assets — 100.0%		$48,839,378

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	45

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 97.6%
Communication Services — 6.2%
Media & Entertainment — 6.2%
Alphabet, Inc. - Class C (a)	3,076	$5,388,783
Cable One, Inc.	1,475	3,285,887
Comcast Corp. - Class A	36,545	1,914,958
		10,589,628
Consumer Discretionary — 13.5%
Consumer Durables & Apparel — 2.4%
Capri Holdings, Ltd. (Virgin Islands British) (a)	41,720	1,752,240
VF Corp.	26,521	2,265,159
		4,017,399
Consumer Services — 1.2%
Bright Horizons Family Solutions, Inc. (a)	12,366	2,139,194

Retailing — 9.9%
Amazon.com, Inc. (a)	2,053	6,686,477
Home Depot, Inc. (The)	7,938	2,108,491
Ollie’s Bargain Outlet Holdings, Inc. (a)	22,201	1,815,376
O’Reilly Automotive, Inc. (a)	4,594	2,079,107
TJX Cos., Inc. (The)	60,569	4,136,257
		16,825,708
Consumer Staples — 6.6%
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	5,529	2,083,217

Food, Beverage & Tobacco — 3.9%
Hain Celestial Group, Inc. (The) (a)	46,397	1,862,839
Lamb Weston Holdings, Inc.	27,319	2,151,098
Mondelēz International, Inc. - Class A	44,976	2,629,747
		6,643,684
Household & Personal Products — 1.5%
Estée Lauder Cos., Inc. (The) - Class A	9,868	2,626,763

Energy — 0.8%
Energy — 0.8%
Chevron Corp.	15,627	1,319,700

Financials — 12.4%
Banks — 3.7%
First Republic Bank	17,819	2,618,146
JPMorgan Chase & Co.	29,349	3,729,377
		6,347,523
Diversified Financials — 4.0%
Ares Management Corp. - Class A	65,712	3,091,750
Berkshire Hathaway, Inc. - Class B (a)	8,236	1,909,681
S&P Global, Inc.	5,493	1,805,714
		6,807,145
Insurance — 4.7%
Aon PLC - Class A (Ireland)	11,388	2,405,943
Globe Life, Inc.	33,940	3,222,942
Reinsurance Group of America, Inc.	19,769	2,291,227
		7,920,112
	Shares	Value
Health Care — 15.8%
Health Care Equipment & Services — 7.5%
Abbott Laboratories	20,853	$2,283,195
Alcon, Inc. (Switzerland) (a)	35,729	2,357,399
Baxter International, Inc.	20,701	1,661,048
Danaher Corp.	13,784	3,061,978
UnitedHealth Group, Inc.	9,679	3,394,232
		12,757,852
Pharmaceuticals, Biotechnology & Life Sciences — 8.3%
Bio-Techne Corp.	6,295	1,998,977
Catalent, Inc. (a)	18,398	1,914,680
Charles River Laboratories International, Inc. (a)	11,178	2,792,935
Mettler-Toledo International, Inc. (a)	2,115	2,410,423
Thermo Fisher Scientific, Inc.	4,671	2,175,658
Zoetis, Inc.	16,997	2,813,004
		14,105,677
Industrials — 11.6%
Capital Goods — 7.9%
Advanced Drainage Systems, Inc.	21,178	1,770,057
Chart Industries, Inc. (a)	14,202	1,672,854
L3Harris Technologies, Inc.	9,089	1,718,003
Quanta Services, Inc.	56,852	4,094,481
Raytheon Technologies Corp.	22,194	1,587,093
Roper Technologies, Inc.	6,017	2,593,868
		13,436,356
Commercial & Professional Services — 2.4%
Cintas Corp.	6,989	2,470,332
CoStar Group, Inc. (a)	1,796	1,660,007
		4,130,339
Transportation — 1.3%
Kansas City Southern	11,264	2,299,320

Information Technology — 24.2%
Semiconductors & Semiconductor Equipment — 7.7%
ASML Holding N.V. ADR (Netherlands)	4,961	2,419,579
Marvell Technology Group, Ltd. (Bermuda)	98,070	4,662,248
Monolithic Power Systems, Inc.	9,775	3,579,898
NXP Semiconductors N.V. (Netherlands)	15,716	2,499,001
		13,160,726
Software & Services — 12.4%
Adobe, Inc. (a)	7,053	3,527,346
Autodesk, Inc. (a)	7,806	2,383,484
Microsoft Corp.	32,563	7,242,662
ServiceNow, Inc. (a)	6,597	3,631,187
Visa, Inc. - Class A	19,694	4,307,669
		21,092,348
Technology Hardware & Equipment — 4.1%
Keysight Technologies, Inc. (a)	23,136	3,056,035
Zebra Technologies Corp. - Class A (a)	10,300	3,958,599
		7,014,634

See Notes to Financial Statements.
46	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Materials — 6.5%
Materials — 6.5%
Air Products & Chemicals, Inc.	6,851	$1,871,830
Avery Dennison Corp.	13,931	2,160,838
FMC Corp.	29,312	3,368,828
Franco-Nevada Corp. (Canada)	15,355	1,924,442
Sherwin-Williams Co. (The)	2,378	1,747,616
		11,073,554

Investments at Value — 97.6% (Cost $105,988,532)		$166,390,879

Other Assets in Excess of Liabilities — 2.4%		4,024,642

Net Assets — 100.0%		$170,415,521

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	47

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 96.5%
Communication Services — 4.9%
Media & Entertainment — 0.9%
Beijing Kunlun Tech Co., Ltd. (China)	48,400	$148,068
Chinese Universe Publishing and Media Group Co., Ltd. - Class A (China)	97,900	151,480
GOLFZON Co., Ltd. (South Korea) (a)	320	20,410
Jagran Prakashan, Ltd. (India) (a)	43,811	25,611
Sun TV Network, Ltd. (India)	5,400	35,618
Yandex N.V. - Class A (Russia) (a)	810	56,317
		437,504
Telecommunication Services — 4.0%
Almendral S.A. (Chile)	505,587	24,906
América Móvil S.A.B. de C.V. - Class L ADR (Mexico)	7,600	110,504
APT Satellite Holdings, Ltd. (China)	118,000	26,512
China Unicom Hong Kong, Ltd. (China)	866,000	494,029
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	34,549	159,151
Empresa Nacional de Telecomunicaciones S.A. (Chile)	3,694	22,923
Etihad Etisalat Co. (Saudi Arabia) (a)	11,623	88,750
Globe Telecom, Inc. (Philippines)	2,825	119,354
Hellenic Telecommunications Organization S.A. (Greece)	4,121	66,265
KT Corp. ADR (South Korea)	13,000	143,130
LG Uplus Corp. (South Korea) (a)	8,771	94,854
Mobile TelSystems PJSC (Kuwait)	53,095	105,738
MTN Group, Ltd. (South Africa)	24,148	99,672
Saudi Telecom Co. (Saudi Arabia)	5,177	146,359
SK Telecom Co., Ltd. ADR (South Korea)	1,600	39,168
Telekom Malaysia Bhd (Malaysia)	69,300	93,324
TIM S.A. ADR (Brazil)	1,300	18,096
Turk Telekomunikasyon A.S. (Turkey)	19,484	22,386
Turkcell Iletisim Hizmetleri A.S. ADR (Turkey)	12,700	68,453
		1,943,574
Consumer Discretionary — 13.7%
Automobiles & Components — 4.0%
Brilliance China Automotive Holdings, Ltd. (China)	364,000	332,282
CEAT, Ltd. (India)	1,308	19,371
Chaowei Power Holdings, Ltd. (China)	281,270	115,227
FAW Jiefang Group Co., Ltd. - Class A (China) (a)	22,400	40,128
Great Wall Motor Co., Ltd. - H Shares (China)	67,500	232,239
Grupo Industrial Saltillo S.A.B. de C.V. (Mexico) (a)	23,800	32,555
Hankook Tire & Technology Co., Ltd. (South Korea) (a)	1,780	64,585
Kia Motors Corp. (South Korea) (a)	4,367	251,291
Nemak S.A.B. de C.V. (Mexico) (a)	107,900	31,038
Oriental Holdings Bhd (Malaysia)	46,400	63,141
Qingling Motors Co., Ltd. - H Shares (China)	596,000	118,489
	Shares	Value
Automobiles & Components (continued)
Sri Trang Agro-Industry PCL (Thailand)	67,900	$60,067
Sundaram-Clayton, Ltd. (India)	484	17,625
Tianneng Power International, Ltd. (China)	90,000	217,466
Xingda International Holdings, Ltd. (China)	706,000	206,075
Yadea Group Holdings, Ltd. (China)	58,000	119,857
		1,921,436
Consumer Durables & Apparel — 3.3%
361 Degrees International, Ltd. (China)	639,000	89,115
Amica S.A. (Poland)	562	22,106
China Dongxiang Group Co., Ltd. (China)	835,000	87,366
China Lilang, Ltd. (China)	116,000	79,162
Dom Development S.A. (Poland)	1,211	36,991
Dyaco International, Inc. (Taiwan)	8,000	33,642
Even Construtora e Incorporadora S.A. (Brazil)	13,900	32,171
Handsome Co., Ltd. (South Korea) (a)	1,313	36,566
Hansae Co., Ltd. (South Korea)	2,358	38,006
Hisense Home Appliances Group Co., Ltd. - H Shares (China)	76,000	117,047
KPR Mill, Ltd. (India)	14,657	176,103
LG Electronics, Inc. (South Korea)	1,337	166,273
Nan Liu Enterprise Co., Ltd. (Taiwan)	5,000	33,105
Oriental Weavers (Egypt)	82,794	36,033
PIK Group PJSC (Russia)	5,210	42,043
Ruentex Industries, Ltd. (Taiwan)	13,000	32,256
Skyworth Group, Ltd. (China) (a)	287,469	80,151
Sri Rejeki Isman Tbk P.T. (Indonesia)	1,673,000	31,045
Suofeiya Home Collection Co., Ltd. - Class A (China)	36,500	144,983
TCL Electronics Holdings, Ltd. (China)	74,000	55,550
Vardhman Textiles, Ltd. (India) (a)	3,223	47,978
Vestel Beyaz Esya Sanayi ve Ticaret A.S. (Turkey)	23,667	130,167
Welspun India, Ltd. (India)	22,300	20,783
Youngone Corp. (South Korea)	1,270	37,076
		1,605,718
Consumer Services — 0.8%
DoubleUGames Co., Ltd. (South Korea) (a)	558	30,947
Shenzhen Overseas Chinese Town Co., Ltd. - Class A (China)	309,000	335,856
		366,803
Media — 1.7%
Astro Malaysia Holdings Bhd (Malaysia)	145,100	32,705
DB Corp., Ltd. (India)	34,419	38,687
KT Skylife Co., Ltd. (South Korea) (a)	9,481	76,899
Media Nusantara Citra Tbk P.T. (Indonesia) (a)	1,768,900	142,925
Naspers, Ltd. - N Shares (South Africa)	2,483	508,501
		799,717

See Notes to Financial Statements.
48	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Retailing — 3.9%
China Yongda Automobiles Services Holdings, Ltd. (China)	98,000	$162,506
GS Home Shopping, Inc. (South Korea) (a)	292	37,402
Hyundai Home Shopping Network Corp. (South Korea) (a)	521	39,142
JD.com, Inc. ADR (China) (a)	900	79,110
LOTTE Himart Co., Ltd. (South Korea) (a)	2,171	62,298
Meituan Dianping (China) (a)	9,400	353,847
Mitra Pinasthika Mustika Tbk P.T. (Indonesia)	236,300	8,276
Petrobras Distribuidora S.A. (Brazil)	23,400	99,712
PTG Energy PCL (Thailand)	39,200	20,773
Shanghai Yuyuan Tourist Mart Group Co., Ltd. - Class A (China)	214,000	291,555
Topsports International Holdings, Ltd. (China)	65,000	97,259
Xinhua Winshare Publishing and Media Co., Ltd. - H Shares (China)	204,000	125,830
Zhongsheng Group Holdings, Ltd. (China)	69,500	496,459
		1,874,169
Consumer Staples — 5.6%
Food & Staples Retailing — 0.5%
Atacadao S.A. (Brazil)	13,800	51,524
Cosco Capital, Inc. (Philippines)	190,669	22,445
E-MART, Inc. (South Korea) (a)	149	20,780
Grupo Comercial Chedraui S.A. de C.V. (Mexico)	97,300	140,725
		235,474
Food, Beverage & Tobacco — 4.6%
Balrampur Chini Mills, Ltd. (India) (a)	77,196	182,248
C.P. Pokphand Co., Ltd. (China)	418,000	39,931
Charoen Pokphand Foods PCL (Thailand)	131,900	117,618
China Feihe, Ltd. (China)	8,000	18,740
China Foods, Ltd. (China)	112,000	36,705
Cia Pesquera Camanchaca S.A. (Chile)	241,136	20,153
CJ CheilJedang Corp. (South Korea) (a)	227	79,625
Coca-Cola Icecek A.S. (Turkey) (a)	2,908	25,744
Daesang Corp. (South Korea) (a)	1,095	26,279
Daesang Holdings Co., Ltd. (South Korea) (a)	3,702	34,767
Dongwon Industries Co., Ltd. (South Korea) (a)	176	36,020
Embotelladora Andina S.A. - Class B ADR (Chile)	2,100	31,382
Gujarat Ambuja Exports, Ltd. (India)	53,236	86,071
Hey Song Corp. (Taiwan)	29,000	33,986
Indofood Sukses Makmur Tbk P.T. (Indonesia)	86,600	42,003
JBS S.A. (Brazil)	10,700	48,747
Jiangxi Zhengbang Technology Co., Ltd. - Class A (China)	45,100	117,843
Kaveri Seed Co., Ltd. (India)	9,533	68,067
KRBL, Ltd. (India)	16,807	56,513
	Shares	Value
Food, Beverage & Tobacco (continued)
Marfrig Global Foods S.A. (Brazil) (a)	22,100	$61,746
Muyuan Foods Co., Ltd. - Class A (China)	12,920	152,646
New Hope Liuhe Co., Ltd. - Class A (China)	3,600	12,371
Orion Holdings Corp. (South Korea) (a)	11,790	143,202
Philip Morris CR A.S. (Czech Republic)	62	43,272
Samyang Foods Co., Ltd. (South Korea) (a)	277	25,757
Sao Martinho S.A. (Brazil)	13,600	71,648
Sarawak Oil Palms Bhd (Malaysia)	62,500	62,312
SLC Agricola S.A. (Brazil)	12,100	63,955
Thai Union Group PCL (Thailand)	49,700	22,550
Thai Vegetable Oil PCL (Thailand)	67,800	76,260
Tingyi Holding Corp. (China)	84,000	143,682
Tunas Baru Lampung Tbk P.T. (Indonesia)	2,049,052	135,702
Want Want China Holdings, Ltd. (China)	130,000	93,987
		2,211,532
Household & Personal Products — 0.5%
Bajaj Consumer Care, Ltd. (India)	7,443	21,867
Hengan International Group Co., Ltd. (China)	28,500	201,796
		223,663
Energy — 3.9%
Energy — 3.9%
Adaro Energy Tbk P.T. (Indonesia)	411,600	41,712
Bukit Asam Tbk P.T. (Indonesia)	123,800	24,660
China Coal Energy Co., Ltd. - H Shares (China)	77,000	23,177
China Petroleum & Chemical Corp. - H Shares (China)	174,000	77,489
China Shenhua Energy Co., Ltd. - Class A (China)	9,300	25,690
China Shenhua Energy Co., Ltd. - H Shares (China)	56,500	106,501
China Suntien Green Energy Corp., Ltd. - H Shares (China)	229,000	70,259
Coal India, Ltd. (India)	85,931	159,733
Ecopetrol S.A. ADR (Colombia)	1,500	19,365
Enauta Participacoes S.A. (Brazil)	15,100	34,454
Exxaro Resources, Ltd. (South Africa)	10,669	100,854
Great Eastern Shipping Co., Ltd. (The) (India)	15,612	56,296
Hindustan Petroleum Corp., Ltd. (India)	45,239	135,003
Indian Oil Corp., Ltd. (India)	35,040	43,666
Indika Energy Tbk P.T. (Indonesia)	308,400	37,824
Kunlun Energy Co., Ltd. (China)	22,000	19,067
Lubelski Wegiel Bogdanka S.A. (Poland) (a)	7,565	39,065
Oil & Natural Gas Corp., Ltd. (India)	17,575	22,422
Petronet LNG, Ltd. (India)	28,645	97,135
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Poland)	63,049	94,235

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	49

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Energy (continued)
PTT Exploration & Production PCL (Thailand)	40,500	$132,654
Qatar Gas Transport Co., Ltd. (Qatar)	93,217	81,431
Reliance Industries, Ltd., 144A (India) (b)	342	18,585
Saudi Arabian Oil Co. (Saudi Arabia)	2,838	26,486
Shaanxi Coal Industry Co., Ltd. - Class A (China)	46,800	67,041
SK Gas, Ltd. (South Korea) (a)	286	27,549
Surgutneftegas PJSC (Russia)	201,100	98,589
TMK PJSC (Russia)	73,190	60,577
United Tractors Tbk P.T. (Indonesia)	21,900	41,275
Yanzhou Coal Mining Co., Ltd. - Class A (China)	14,700	22,720
Yanzhou Coal Mining Co., Ltd. - H Shares (China)	76,000	60,909
		1,866,423
Financials — 18.0%
Banks — 11.0%
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	46,570	78,821
Agricultural Bank of China, Ltd. - H Shares (China)	154,000	56,401
AMMB Holdings Bhd (Malaysia)	39,500	35,898
Banco ABC Brasil S.A. (Brazil)	5,469	16,502
Banco Bradesco S.A. (Brazil)	61,622	287,144
Banco do Brasil S.A. (Brazil)	45,400	339,184
Banestes S.A. Banco do Estado do Espirito Santo (Brazil)	6,248	6,557
Bank CIMB Niaga Tbk P.T. (Indonesia)	1,080,900	76,181
Bank of Ayudhya PCL (Thailand) (a)	147,813	153,757
Bank of China, Ltd. - H Shares (China)	1,690,000	571,985
Bank of Chongqing Co., Ltd. - H Shares (China)	171,500	107,352
Bank of Greece (Greece)	2,174	42,014
Bank of India (India) (a)	64,538	43,105
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk P.T. (Indonesia)	292,200	32,099
Bank Pembangunan Daerah Jawa Timur Tbk P.T. (Indonesia)	1,492,700	71,858
Bank Saint Petersburg PJSC (Russia)	51,750	36,080
China Banking Corp. (Philippines)	70,100	36,362
China Construction Bank Corp. - H Shares (China)	186,000	140,295
China Everbright Bank Co., Ltd. - H Shares (China)	528,000	201,369
China Minsheng Banking Corp., Ltd. - Class A (China)	111,632	88,955
China Minsheng Banking Corp., Ltd. - H Shares (China)	353,000	201,226
Chongqing Rural Commercial Bank Co., Ltd. - H Shares (China)	71,000	28,958
Commercial Bank P.S.Q.C. (The) (Qatar)	97,730	118,307
East West Banking Corp. (Philippines) (a)	97,500	21,878
	Shares	Value
Banks (continued)
Emirates NBD Bank PJSC (United Arab Emirates)	31,351	$88,212
EnTie Commercial Bank Co., Ltd. (Taiwan)	48,000	27,519
Federal Bank, Ltd. (India) (a)	46,196	42,243
Grupo Financiero Banorte S.A.B. de C.V. (Mexico) (a)	22,800	125,723
Hana Financial Group, Inc. (South Korea)	4,703	149,605
Hong Leong Financial Group Bhd (Malaysia)	10,200	45,894
Huishang Bank Corp., Ltd. - H Shares (China)	127,000	41,692
Indiabulls Housing Finance, Ltd. (India)	14,889	44,932
Indian Bank (India) (a)	41,510	48,798
Industrial & Commercial Bank of China, Ltd. - H Shares (China)	270,000	173,472
JB Financial Group Co., Ltd. (South Korea) (a)	13,180	68,413
KB Financial Group, Inc. ADR (South Korea)	4,700	186,120
King’s Town Bank Co., Ltd. (Taiwan)	28,000	38,681
LIC Housing Finance, Ltd. (India)	8,505	42,125
Malaysia Building Society Bhd (Malaysia)	430,500	72,407
National Bank of Greece S.A. (Greece) (a)	23,212	63,545
National Bank of Kuwait S.A.K.P. (Kuwait)	27,989	77,181
National Commercial Bank (Saudi Arabia) (a)	28,566	330,058
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland) (a)	11,493	88,805
Qatar Islamic Bank SAQ (Qatar)	3,734	17,566
Riyad Bank (Saudi Arabia)	48,711	262,452
Sberbank of Russia PJSC (Russia)	73,400	268,658
Standard Bank Group, Ltd. (South Africa)	2,713	23,499
Thanachart Capital PCL (Thailand)	78,100	90,003
Turkiye Is Bankasi A.S. (Turkey) (a)	24,871	23,395
Union Bank of the Philippines - C Shares (Philippines)	13,730	20,524
Woori Financial Group, Inc. (South Korea)	6,240	55,915
		5,309,725
Diversified Financials — 4.6%
Adira Dinamika Multi Finance Tbk P.T. (Indonesia)	123,700	78,570
China Cinda Asset Management Co., Ltd. (China)	166,000	31,498
China Galaxy Securities Co., Ltd. - H Shares (China)	102,500	64,307
China International Capital Corp., Ltd. - H Shares (China) (a)	12,400	33,619
Concentradora Hipotecaria SAPI de C.V. (Mexico)	61,600	62,885
Corporacion Financiera Colombiana S.A. (Colombia) (a)	14,940	141,723

See Notes to Financial Statements.
50	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Diversified Financials (continued)
Credito Real S.A.B. de C.V. Sofom ER (Mexico) (a)	52,000	$32,478
Far East Horizon, Ltd. (China)	100,000	103,077
Fubon Financial Holdings Co., Ltd. (Taiwan)	107,000	178,072
GF Securities Co., Ltd. - H Shares (China)	49,600	70,129
Haitong Securities Co., Ltd. - H Shares (China)	57,200	51,117
Huatai Securities Co., Ltd. - H Shares (China)	32,000	50,358
Hyundai Motor Securities Co., Ltd. (South Korea) (a)	1,416	16,431
Jih Sun Financial Holding Co., Ltd. (Taiwan)	103,373	46,347
KRUK S.A. (Poland) (a)	608	23,058
Manappuram Finance, Ltd. (India)	22,829	51,773
Meritz Financial Group, Inc. (South Korea) (a)	1,702	15,373
Muthoot Finance, Ltd. (India)	19,021	315,289
OSK Holdings Bhd (Malaysia)	241,800	54,195
Power Finance Corp., Ltd. (India)	86,444	135,306
REC, Ltd. (India)	128,352	235,488
Reinet Investments SCA (South Africa)	8,107	152,063
Shinyoung Securities Co., Ltd. (South Korea)	795	38,523
Shriram City Union Finance, Ltd. (India)	2,778	40,423
Tata Investment Corp., Ltd. (India)	4,663	63,834
Yuanta Financial Holding Co., Ltd. (Taiwan)	143,000	104,690
		2,190,626
Insurance — 2.4%
Cathay Financial Holding Co., Ltd. (Taiwan)	122,000	183,581
Central Reinsurance Co., Ltd. (Taiwan)	52,000	42,051
China Life Insurance Co., Ltd. (Taiwan)	96,540	76,358
China Reinsurance Group Corp. - H Shares (China)	363,000	37,459
Liberty Holdings, Ltd. (South Africa)	46,615	198,478
Mercuries & Associates Holding, Ltd. (Taiwan)	43,000	31,724
New China Life Insurance Co., Ltd. - H Shares (China)	67,200	262,128
Origin Property PCL (Thailand)	69,600	17,519
People’s Insurance Co. Group of China (The) - H Shares (China)	570,000	180,902
Rand Merchant Investment Holdings, Ltd. (South Africa) (a)	16,706	36,439
Shin Kong Financial Holding Co., Ltd. (Taiwan)	256,000	80,454
Wiz Solucoes e Corretagem de Seguros S.A. (Brazil)	10,000	15,481
		1,162,574
Health Care — 4.4%
Health Care Equipment & Services — 1.4%
Boditech Med, Inc. (South Korea) (a)	2,281	50,023
	Shares	Value
Health Care Equipment & Services (continued)
Genertec Universal Medical Group Co., Ltd. (China)	39,500	$29,502
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. - Class A (China)	14,500	62,683
Jointown Pharmaceutical Group Co., Ltd. - Class A (China) (a)	23,400	65,035
Kossan Rubber Industries (Malaysia)	27,800	31,254
Sinopharm Group Co., Ltd. - H Shares (China)	49,200	119,350
Sri Trang Gloves Thailand PCL (Thailand)	42,900	108,691
Suheung Co., Ltd. (South Korea) (a)	1,195	56,110
Supermax Corp. Bhd (Malaysia) (a)	27,191	40,850
TaiDoc Technology Corp. (Taiwan)	7,000	45,217
Top Glove Corp. Bhd (Malaysia)	46,900	71,659
		680,374
Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
Alembic Pharmaceuticals, Ltd. (India)	6,719	94,992
Alkem Laboratories, Ltd. (India)	470	18,838
Aurobindo Pharma, Ltd. (India)	3,736	47,106
Cadila Healthcare, Ltd. (India)	2,961	19,315
Caplin Point Laboratories, Ltd. (India)	13,779	95,509
Celltrion, Inc. (South Korea) (a)	209	69,123
China Medical System Holdings, Ltd. (China)	207,000	231,257
China Traditional Chinese Medicine Holdings Co., Ltd. (China) (a)	216,000	106,931
Cipla, Ltd. (India)	5,552	62,357
Consun Pharmaceutical Group, Ltd. (China)	143,295	56,219
CSPC Pharmaceutical Group, Ltd. (China)	58,400	59,459
Glenmark Pharmaceuticals, Ltd. (India)	9,909	66,916
Livzon Pharmaceutical Group, Inc. - H Shares (China)	25,000	96,868
Seegene, Inc. (South Korea)	1,221	217,020
Shandong Buchang Pharmaceuticals Co., Ltd. - Class A (China)	4,200	14,848
Shandong Xinhua Pharmaceutical Co., Ltd. - H Shares (China)	306,714	140,161
Tempo Scan Pacific Tbk P.T. (Indonesia)	162,500	16,106
Yunnan Baiyao Group Co., Ltd. - Class A (China)	1,500	26,118
		1,439,143
Industrials — 4.6%
Capital Goods — 3.6%
Acter Group Corp., Ltd. (Taiwan)	4,166	27,917
Balmer Lawrie & Co., Ltd. (India)	18,468	32,376
China Lesso Group Holdings, Ltd. (China)	69,000	108,112
China Railway Group, Ltd. - Class A (China)	28,600	23,110
China Railway Group, Ltd. - H Shares (China)	56,000	24,713
Daelim Contruction Co., Ltd. (South Korea) (a)	1,622	45,621

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	51

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Capital Goods (continued)
Daelim Industrial Co., Ltd.
(South Korea) (a)	1,345	$103,542
DMCI Holdings, Inc. (Philippines)	324,700	38,180
Dogan Sirketler Grubu Holdings A.S. (Turkey)	85,251	35,212
Dynasty Ceramic PCL (Thailand)	569,800	42,179
Engineers India, Ltd. (India)	11,607	12,453
Escorts, Ltd. (India)	1,218	21,053
Ferreycorp S.A.A. (Peru)	38,280	18,430
Fosun International, Ltd. (China)	31,500	49,472
GS Engineering & Construction Corp. (South Korea) (a)	1,308	45,528
Hanwha Corp. (South Korea) (a)	1,931	50,364
HDC Holdings Co., Ltd. (South Korea) (a)	1,989	20,229
Kolon Global Corp. (South Korea)	2,240	39,817
LG Corp. (South Korea) (a)	2,088	168,271
LG International Corp. (South Korea) (a)	1,331	30,281
Lonking Holdings, Ltd. (China)	50,000	15,472
LT Group, Inc. (Philippines)	121,500	33,059
MMC Corp. Bhd (Malaysia)	136,600	30,653
PSG Group, Ltd. (South Africa)	6,029	24,739
Shanghai Prime Machinery Co., Ltd. (China)	166,000	33,151
Sime Darby Bhd (Malaysia)	87,800	50,536
Sinopec Engineering Group Co., Ltd. - H Shares (China)	50,000	21,588
Sinotruk Hong Kong, Ltd. (China)	108,000	276,647
Sunonwealth Electric Machine Industry Co., Ltd. (Taiwan)	12,000	23,042
Taeyoung Engineering & Construction Co., Ltd. (South Korea) (a)	2,149	23,367
United Integrated Services Co., Ltd. (Taiwan)	4,000	30,844
WEG S.A. (Brazil)	1,300	18,959
Wilson Bayly Holmes-Ovcon, Ltd. (South Africa) (a)	5,591	34,679
Zhengzhou Coal Mining Machinery Group Co., Ltd. - H Shares (China)	71,200	96,846
Zoomlion Heavy Industry Science & Technology Co., Ltd. - Class A (China)	21,500	32,654
Zoomlion Heavy Industry Science & Technology Co., Ltd. - H Shares (China)	23,600	28,318
		1,711,414
Commercial & Professional Services — 0.1%
China Everbright International, Ltd. (China)	80,000	45,190

Transportation — 0.9%
Allcargo Logistics, Ltd. (India)	21,702	39,739
Anhui Expressway Co., Ltd. - H Shares (China)	58,000	34,651
COSCO SHIPPING Energy Transportation Co., Ltd. - H Shares (China)	66,000	25,977
	Shares	Value
Transportation (continued)
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan) (a)	59,000	$85,608
Gujarat Pipavav Port, Ltd. (India)	32,232	42,735
Lingkaran Trans Kota Holdings Bhd (Malaysia)	14,900	15,196
Qingdao Port International Co., Ltd. (China)	94,000	58,086
Qinhuangdao Port Co., Ltd. (China)	108,000	18,110
Sinotrans, Ltd. - H Shares (China)	66,000	24,019
Wisdom Marine Lines Co., Ltd. (Taiwan) (a)	401	349
Yang Ming Marine Transport Corp. (Taiwan) (a)	62,000	64,595
Zhejiang Expressway Co., Ltd. - H Shares (China)	32,000	27,058
		436,123
Information Technology — 29.9%
Semiconductors & Semiconductor Equipment — 6.8%
ASE Industrial Holding Co., Ltd. ADR (Taiwan)	9,700	56,648
Chipbond Technology Corp. (Taiwan)	18,000	42,587
ChipMOS Technologies, Inc. (Taiwan)	15,000	18,365
DB HiTek Co., Ltd. (South Korea) (a)	593	27,821
Elan Microelectronics Corp. (Taiwan)	5,000	23,794
Everlight Electronics Co., Ltd. (Taiwan)	21,000	31,603
Hanmi Semiconductor Co., Ltd. (South Korea) (a)	4,430	73,842
LONGi Green Energy Technology Co., Ltd. - Class A (China)	6,800	96,185
Phison Electronics Corp. (Taiwan)	2,000	23,712
Pixart Imaging, Inc. (Taiwan)	5,000	34,210
Powertech Technology, Inc. (Taiwan)	41,000	138,792
Radiant Opto-Electronics Corp. (Taiwan)	5,000	20,351
Sigurd Microelectronics Corp. (Taiwan)	18,000	29,041
Silicon Works Co., Ltd. (South Korea) (a)	1,642	87,944
Sino-American Silicon Products, Inc. (Taiwan)	6,000	37,968
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	21,700	2,366,168
Topco Scientific Co., Ltd. (Taiwan)	5,000	21,300
United Microelectronics Corp. (Taiwan)	80,000	134,450
		3,264,781
Software & Services — 13.5%
Alibaba Group Holding, Ltd. ADR (China) (a)	11,400	2,653,122
Asseco Poland S.A. (Poland)	1,220	22,274
Baidu, Inc. ADR (China) (a)	1,700	367,608
China Literature, Ltd. (China) (a)	24	189
Cyient, Ltd. (India)	6,006	42,290
eClerx Services, Ltd. (India)	3,841	46,561
Firstsource Solutions, Ltd. (India)	58,450	81,338
Hancom, Inc. (South Korea) (a)	3,127	54,192
HCL Technologies, Ltd. (India)	44,793	581,358
International Games System Co., Ltd. (Taiwan)	3,000	81,098

See Notes to Financial Statements.
52	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Software & Services (continued)
JOYY, Inc. ADR (China) (a)	2,900	$231,942
KGInicis Co., Ltd. (South Korea)	3,344	62,044
Oracle Financial Services Software, Ltd. (India)	673	29,635
Tech Mahindra, Ltd. (India)	1,599	21,371
Tencent Holdings, Ltd. (China)	29,000	2,086,652
Wipro, Ltd. ADR (India)	18,600	105,090
		6,466,764
Technology Hardware & Equipment — 9.6%
Acer, Inc. (Taiwan) (a)	24,000	20,236
Arcadyan Technology Corp. (Taiwan)	5,000	16,720
Asia Vital Components Co., Ltd. (Taiwan)	11,000	25,955
ASROCK, Inc. (Taiwan)	5,000	27,808
AsusTek Computer, Inc. (Taiwan)	11,000	98,171
AU Optronics Corp. (Taiwan) (a)	141,000	70,501
BYD Electronic International Co., Ltd. (China)	12,000	62,955
Cal-Comp Electronics Thailand PCL (Thailand)	257,100	18,500
Chicony Electronics Co., Ltd. (Taiwan)	11,000	33,783
China Railway Signal & Communication Corp., Ltd. - H Shares (China)	202,000	67,810
Coretronic Corp. (Taiwan)	19,000	27,471
E Ink Holdings, Inc. (Taiwan)	16,000	26,145
Gigabyte Technology Co., Ltd. (Taiwan)	10,000	27,739
Hana Microelectronics PCL (Thailand)	14,700	19,473
HannStar Display Corp. (Taiwan) (a)	81,000	35,557
Hon Hai Precision Industry Co., Ltd. (Taiwan)	106,000	347,333
Ju Teng International Holdings, Ltd. (China)	224,000	67,069
Lenovo Group, Ltd. (China)	382,000	361,138
Lens Technology Co., Ltd. - Class A (China)	15,300	71,697
Lite-On Technology Corp. (Taiwan)	46,000	81,559
Micro-Star International Co., Ltd. (Taiwan)	17,000	80,301
PAX Global Technology, Ltd. (China)	268,000	238,538
Pegatron Corp. (Taiwan)	36,000	86,370
Quanta Computer, Inc. (Taiwan)	38,000	109,572
Redington India, Ltd. (India)	26,396	47,892
Samsung Electronics Co., Ltd. (South Korea)	25,868	1,929,238
Spigen Korea Co., Ltd. (South Korea) (a)	966	57,937
Synnex Technology International Corp. (Taiwan)	25,000	41,859
Taiwan PCB Techvest Co., Ltd. (Taiwan)	16,000	25,331
Tripod Technology Corp. (Taiwan)	12,000	50,714
Wasion Holdings, Ltd. (China)	714,000	210,280
Wistron Corp. (Taiwan)	203,000	224,459
		4,610,111
Materials — 7.4%
Materials — 7.4%
African Rainbow Minerals, Ltd. (South Africa)	1,365	24,327
	Shares	Value
Materials (continued)
Ambuja Cements, Ltd. (India)	18,594	$63,411
Anglo American Platinum, Ltd. (South Africa)	440	43,301
AngloGold Ashanti, Ltd. ADR (South Africa)	4,000	90,480
Anhui Conch Cement Co., Ltd. - Class A (China)	8,300	65,730
Asia Cement Corp. (Taiwan)	96,000	147,756
Baoshan Iron & Steel Co., Ltd. - Class A (China)	35,900	32,749
CAP S.A. (Chile)	1,925	25,861
Chambal Fertilisers and Chemicals, Ltd. (India)	9,449	29,507
China Hongqiao Group, Ltd. (China)	19,000	17,419
China Lumena New Materials Corp. (China) (a) (c)	1,700	0
China Metal Recycling Holdings, Ltd. (China) (a) (c)	6,000	0
China National Building Material Co., Ltd. - H Shares (China)	84,000	101,110
China Resources Cement Holdings, Ltd. (China)	28,000	31,274
China Sanjiang Fine Chemicals Co., Ltd. (China)	64,000	19,963
Cia Ferro Ligas de Bahia - Ferbasa (Brazil)	6,500	23,918
Cia Siderurgica Nacional S.A. (Brazil)	10,400	63,781
Empresa Siderurgica del Peru S.A.A. (Peru)	48,455	11,396
Gold Fields, Ltd. ADR (South Africa)	8,500	78,795
Grupa Kety S.A. (Poland)	197	25,889
Grupo Cementos de Chihuahua S.A.B. de C.V. (Mexico) (a)	3,600	21,728
Grupo Mexico S.A.B. de C.V. - Series B (Mexico)	36,100	152,713
Gujarat Alkalies & Chemicals, Ltd. (India)	3,456	16,791
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd. (India)	7,896	24,256
Hanil Holdings Co., Ltd. (South Korea)	2,025	20,314
Hansol Paper Co., Ltd. (South Korea)	2,136	27,246
Harmony Gold Mining Co., Ltd. ADR (South Africa) (a)	4,500	21,060
Hengli Petrochemical Co., Ltd. - Class A (China)	4,600	19,720
Hindustan Zinc, Ltd. (India)	12,054	39,499
Huaxin Cement Co., Ltd. - Class A (China)	4,300	13,619
Huhtamaki India, Ltd. (India)	5,316	22,813
Hunan Valin Steel Co., Ltd. - Class A (China)	21,300	15,609
Impala Platinum Holdings, Ltd. (South Africa)	8,642	118,960
Industrias Penoles S.A.B. de C.V. (Mexico) (a)	3,700	62,947

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	53

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Materials (continued)
Inner Mongilia Junzheng Energy & Chemical Industry Group Co., Ltd. - Class A (China)	18,800	$14,262
J.K. Lakshmi Cement, Ltd. (India)	4,877	22,721
Jindal Steel & Power, Ltd. (India) (a)	6,578	24,085
JSW Steel, Ltd. (India)	15,131	80,420
Kingfa Sci. & Tech. Co., Ltd. - Class A (China)	19,900	52,334
Korea Petrochemcial Industry Co., Ltd. (South Korea) (a)	286	60,606
Kukdo Chemical Co., Ltd. (South Korea) (a)	499	24,792
Kumho Petrochemical Co., Ltd. (South Korea) (a)	394	52,646
Lee & Man Paper Manufacturing, Ltd. (China)	22,000	18,052
LG Chem, Ltd. (South Korea) (a)	66	23,205
LOTTE Fine Chemical Co., Ltd. (South Korea) (a)	423	21,502
Magnitogorsk Iron & Steel Works PJSC (Russia)	40,900	30,879
MMC Norilsk Nickel PJSC (Russia)	432	138,161
Nine Dragons Paper Holdings, Ltd. (China)	30,000	42,646
NMDC, Ltd. (India)	48,687	76,466
Polymetal International PLC (Russia)	1,762	41,191
POSCO ADR (South Korea)	2,300	143,313
Saudi Industrial Investment Group (Saudi Arabia)	26,293	192,175
Severstal PJSC (Russia)	1,720	30,646
Shinkong Synthetic Fibers Corp. (Taiwan)	49,000	24,861
Sibanye-Stillwater, Ltd. ADR (South Africa)	5,100	81,039
Soulbrain Holdings Co., Ltd. (South Korea) (a)	395	16,422
Taiwan Cement Corp. (Taiwan)	123,098	189,393
Tipco Asphalt PCL (Thailand)	28,500	16,642
Vale S.A. ADR (Brazil)	27,874	467,168
Vedanta, Ltd. (India)	28,782	63,759
West China Cement, Ltd. (China)	166,000	24,657
Xiwang Special Steel Co., Ltd. (China) (a)	96,000	4,957
YFY, Inc. (Taiwan)	86,000	90,205
		3,543,147
Real Estate — 2.1%
Real Estate — 2.1%
Agile Group Holdings, Ltd. (China)	30,000	39,930
AP Thailand PCL (Thailand)	91,500	22,074
Beijing Urban Construction Design & Development Group Co., Ltd. - H Shares (China)	81,000	20,409
China Aoyuan Group, Ltd. (China)	130,000	126,488
China Jinmao Holdings Group, Ltd. (China)	98,000	45,140
China Overseas Grand Oceans Group, Ltd. (China)	22,000	11,804
	Shares	Value
Real Estate (continued)
China Overseas Land & Investment, Ltd. (China)	29,500	$64,088
China Vanke Co., Ltd. - H Shares (China)	9,800	33,832
Country Garden Holdings Co., Ltd. (China)	89,000	122,844
Delta Property Fund, Ltd. (South Africa) (a) (c)	267,778	6,371
Dongwon Development Co., Ltd. (South Korea) (a)	3,882	18,077
Farglory Land Development Co., Ltd. (Taiwan)	11,000	22,045
Greenland Holdings Corp., Ltd. - Class A (China)	16,300	14,549
Guangzhou R&F Properties Co., Ltd. - H Shares (China)	30,000	38,638
Jaya Real Property Tbk P.T. (Indonesia)	310,698	13,199
Jinke Property Group Co., Ltd. - Class A (China)	16,900	18,352
Kaisa Group Holdings, Ltd. (China) (a)	40,000	19,781
KWG Group Holdings, Ltd. (China)	37,000	50,495
L.P.N. Development PCL (Thailand)	72,500	11,271
Logan Group Co., Ltd. (China)	40,000	65,527
Matrix Concepts Holdings Bhd (Malaysia)	99,375	43,754
Noble Development PCL (Thailand)	19,700	16,274
RiseSun Real Estate Development Co., Ltd. - Class A (China)	13,300	13,318
SC Asset Corp. PCL (Thailand)	246,700	22,889
Shanghai Industrial Urban Development Group, Ltd. (China)	1,600	169
Siam Future Development PCL (Thailand)	115,900	19,322
Sunac China Holdings, Ltd. (China)	24,000	88,715
Sunac Services Holdings, Ltd. (Hong Kong) (a)	482	1,067
Supalai PCL (Thailand)	23,200	15,847
Times China Holdings, Ltd. (China)	28,000	38,986
		1,025,255
Utilities — 2.0%
Utilities — 2.0%
AES Gener S.A. (Chile)	87,831	14,562
Centrais Eletricas Brasileiras S.A. (Brazil)	8,000	56,487
CGN Power Co., Ltd. - H Shares (China)	104,000	22,403
China Longyuan Power Group Co., Ltd. - H Shares (China)	30,000	30,165
China Power International Development, Ltd. (China)	94,000	20,128
China Resources Power Holdings Co., Ltd. (China)	54,000	58,129
China Tian Lun Gas Holdings, Ltd. (China)	28,000	26,987
Cia Energética de Minas Gerais ADR (Brazil)	13,800	39,744
Colbun S.A. (Chile)	103,738	18,324
Enel Chile S.A. ADR (Chile)	7	27

See Notes to Financial Statements.
54	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

	Shares	Value
Utilities (continued)
Energisa S.A. (Brazil)	12,800	$20,950
Engie Energia Chile S.A. (Chile)	10,046	12,301
Federal Grid Co. Unified Energy System PJSC (Russia)	6,680,000	20,088
First Gen Corp. (Philippines)	39,700	23,214
Grupo Energia Bogota S.A. ESP (Colombia)	54,336	42,158
Huadian Power International Corp., Ltd. - Class A (China)	34,400	17,911
Huaneng Power International, Inc. - Class A (China)	58,500	40,167
Huaneng Power International, Inc. - H Shares (China)	38,000	13,871
IDGC of Centre and Volga Region PJSC (Russia) (a)	5,730,000	19,651
Inter RAO UES PJSC (Russia)	444,000	31,951
Korea Electric Power Corp. (South Korea)	1,130	28,485
Malakoff Corp. Bhd (Malaysia)	68,200	15,197
Mega First Corp. Bhd (Malaysia)	14,800	25,438
Neoenergia S.A. (Brazil) (a)	10,500	35,624
NLC India, Ltd. (India)	31,044	23,368
NTPC, Ltd. (India)	28,544	38,865
OGK-2 PJSC (Russia)	2,185,000	21,560
Petronas Gas Bhd (Malaysia)	8,200	35,049
Power Grid Corp. of India, Ltd. (India)	28,004	72,802
Rosseti Moscow Region PJSC (Russia)	1,073,000	20,165
RusHydro PJSC (Russia)	1,960,000	20,792
Saudi Electricity Co. (Saudi Arabia)	11,337	64,414
SJVN, Ltd. (India)	49,022	16,693
Yunnan Water Investment Co., Ltd. - H Shares (China)	184,877	21,965
		969,635
Total Common Stocks (Cost $38,194,814)		46,340,875

PREFERRED STOCKS — 3.4%
Communication Services — 0.2%
Telecommunication Services — 0.2%
Telefonica Brasil S.A. ADR (Brazil)	12,700	112,395

Energy — 1.1%
Energy — 1.1%
Petroleo Brasileiro S.A. ADR (Brazil)	18,700	206,822
Surgutneftegas PJSC (Russia)	585,600	330,271
		537,093
Information Technology — 1.7%
Technology Hardware & Equipment — 1.7%
Samsung Electronics Co., Ltd. (South Korea)	12,066	817,475
	Shares	Value
Materials — 0.2%
Materials — 0.2%
Bradespar S.A. (Brazil)	3,800	$46,616
Gerdau S.A. (Brazil)	8,500	40,017
		86,633
Utilities — 0.2%
Utilities — 0.2%
Centrais Eletricas Brasileiras S.A. - Series B (Brazil)	2,800	19,948
Cia de Saneamento do Parana (Brazil)	23,700	23,274
Cia Paranaense de Energia - Series B (Brazil)	2,000	28,860
		72,082
Total Preferred Stocks (Cost $1,037,967)		1,625,678

RIGHTS — 0.0% (d)
Utilities — 0.0% (d)
Utilities — 0.0% (d)
Accor S.A. (a) (Cost $0)	20,764	228

Investments at Value — 99.9% (Cost $39,232,781)		$47,966,781

Other Assets in Excess of Liabilities — 0.1%		44,763
Net Assets — 100.0%		$48,011,544

(a)	Non-income producing security.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities represent $18,585 or 0.04% of net assets as of December 31, 2020. See the table on the following page for additional information regarding each restricted security.

(c)	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 0.0% of net assets. The total value of these securities is $6,371.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	55

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
December 31, 2020

Country Breakdown

		% of Net
Country	Value	Assets
China	$18,590,183	38.7%
South Korea	6,528,803	13.6%
Taiwan	6,211,969	12.9%
India	4,517,078	9.4%
Brazil	2,351,484	4.9%
South Africa	1,643,257	3.4%
Russia	1,267,619	2.6%
Saudi Arabia	1,110,694	2.3%
Thailand	1,004,363	2.1%
Malaysia	819,462	1.7%
Indonesia	793,435	1.6%
Mexico	773,296	1.6%
Poland	352,423	0.7%
United Arab Emirates	326,184	0.7%
Philippines	315,016	0.7%
Turkey	305,357	0.6%
Qatar	217,304	0.5%
Colombia	203,246	0.4%
Kuwait	182,919	0.4%
Greece	171,824	0.4%
Chile	170,667	0.4%
Czech Republic	43,272	0.1%
Egypt	36,033	0.1%
Peru	29,826	0.1%
Hong Kong	1,067	0.0	% (a)
Total Investments	$47,966,781	99.9%
Other Assets in Excess of Liabilities	44,763	0.1%
Net Assets	$48,011,544	100.0%

(a)	Percentage rounds to less than 0.1%.

Restricted Securities

				Value as a
				Percentage of
Issuer Description	Acquisition Dates	Cost	Value	Net Assets
Reliance Industries, Ltd., 144A (India)	4/29/20-9/16/20	$13,038	$18,585	0.04%

See Notes to Financial Statements.
56	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 99.2%
Communication Services — 2.4%
Media & Entertainment — 1.0%
Embracer Group A.B. (Sweden) (a)	48,243	$1,148,172
ITV PLC (United Kingdom)	423,119	616,573
		1,764,745
Telecommunication Services — 1.4%
Airtel Africa PLC (United Kingdom)	699,617	721,504
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel) (a)	877,546	872,153
Chorus, Ltd. (New Zealand)	30,913	175,966
CITIC Telecom International Holdings, Ltd. (Hong Kong)	1,889,000	594,472
Freenet A.G. (Germany)	5,058	106,245
SpeedCast International, Ltd. (Australia) (a) (b)	55,059	32,392
Telekom Austria A.G. (Austria)	12,483	96,527
		2,599,259
Consumer Discretionary — 14.7%
Automobiles & Components — 2.0%
CIE Automotive S.A. (Spain)	30,333	817,198
Daikyonishikawa Corp. (Japan)	78,664	636,107
Eagle Industry Co., Ltd. (Japan)	38,800	373,271
G-Tekt Corp. (Japan)	4,136	60,326
Piaggio & C.S.p.A (Italy)	351,069	1,160,054
TI Fluid Systems PLC (United Kingdom)	54,629	183,180
TPR Co., Ltd. (Japan)	19,900	273,344
Xinyi Glass Holdings, Ltd. (Hong Kong)	88,000	246,139
		3,749,619
Consumer Durables & Apparel — 2.9%
Cleanup Corp. (Japan)	15,900	73,872
Haseko Corp. (Japan)	156,100	1,791,621
Redrow PLC (United Kingdom)	189,603	1,479,045
Starts Corp., Inc. (Japan)	3,100	86,234
Token Corp. (Japan)	6,800	539,319
Vistry Group PLC (United Kingdom) (a)	101,471	1,304,140
		5,274,231
Consumer Services — 1.9%
888 Holdings PLC (United Kingdom)	26,592	103,823
Betsson A.B. (Sweden) (a)	142,356	1,270,649
Gamesys Group PLC (United Kingdom)	89,680	1,396,045
Kindred Group PLC (Sweden) (a)	70,553	690,380
		3,460,897
Media — 1.6%
Mediaset Espana Comunicacion S.A. (Spain) (a)	252,417	1,311,809
Metropole Television S.A. (France) (a)	4,659	75,468
Nine Entertainment Co. Holdings, Ltd. (Australia)	123,202	220,579
SKY Perfect JSAT Holdings, Inc. (Japan)	49,600	244,367
Television Francaise 1 (France) (a)	139,215	1,120,727
		2,972,950
Retailing — 6.3%
Arcland Sakamoto Co., Ltd. (Japan)	30,000	498,029
Asahi Co., Ltd. (Japan)	17,400	273,724
	Shares	Value
Retailing (continued)
B&M European Value Retail S.A. (United Kingdom)	149,975	$1,055,804
Bilia A.B. - Class A (Sweden)	47,532	581,911
Canon Marketing Japan, Inc. (Japan)	19,200	438,769
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	238,400	270,680
DCM Holdings Co., Ltd. (Japan)	28,700	328,062
Delek Automotive Systems, Ltd. (Israel)	16,495	154,998
EDION Corp. (Japan)	22,300	226,757
Geo Holdings Corp. (Japan)	20,500	240,603
Harvey Norman Holdings, Ltd. (Australia)	266,051	961,528
Hornbach Baumarkt A.G. (Germany)	19,838	867,579
Hornbach Holding A.G. & Co. KGaA (Germany)	17,167	1,650,431
IDOM, Inc. (Japan) (a)	50,000	265,778
JB Hi-Fi, Ltd. (Australia)	21,343	801,386
Joyful Honda Co. (Japan)	16,380	234,798
Komeri Co., Ltd. (Japan)	20,300	573,921
Nafco Co., Ltd. (Japan)	12,700	247,195
Nick Scali, Ltd. (Australia)	124,552	927,956
Nishimatsuya Chain Co., Ltd. (Japan)	9,100	130,519
Super Retail Group, Ltd. (Australia)	11,302	91,856
T-Gaia Corp. (Japan)	27,932	524,403
XEBIO Holdings Co., Ltd. (Japan)	23,600	188,679
		11,535,366
Consumer Staples — 6.2%
Food & Staples Retailing — 1.7%
Arcs Co., Ltd. (Japan)	27,159	611,983
Cawachi, Ltd. (Japan)	11,900	338,929
Conviviality PLC (United Kingdom) (a) (b)	284,313	0
Life Corp. (Japan)	23,700	818,457
METRO A.G. (Germany)	19,042	213,882
Qol Holdings Co., Ltd. (Japan)	9,850	107,651
Retail Partners Co., Ltd. (Japan)	29,492	417,024
Valor Holdings Co., Ltd. (Japan)	21,900	561,494
		3,069,420
Food, Beverage & Tobacco — 4.5%
Agrana Beteiligungs A.G. (Austria)	6,430	126,621
Bakkavor Group plc (United Kingdom) (a)	150,321	166,510
Feed One Co., Ltd. (Japan)	47,749	402,762
ForFarmers N.V. (Netherlands)	59,031	385,079
GrainCorp., Ltd. (Australia)	273,602	884,170
Japfa, Ltd. (Singapore)	1,402,363	983,496
Origin Enterprises PLC (Ireland)	72,598	274,530
Prima Meat Packers, Ltd. (Japan)	35,500	1,125,368
S Foods, Inc. (Japan)	7,400	241,576
Scandi Standard A.B. (Sweden) (a)	22,425	188,203
Scandinavian Tobacco Group A/S (Denmark)	89,286	1,522,681
Schouw & Co. A/S (Denmark)	1,027	103,839
Starzen Co., Ltd. (Japan)	2,682	110,042
Strauss Group, Ltd. (Israel)	9,288	278,553

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	57

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Food, Beverage & Tobacco (continued)
Tate & Lyle PLC (United Kingdom)	151,375	$1,394,821
		8,188,251
Household & Personal Products — 0.0% (c)
Best World International, Ltd. (Singapore) (b)	88,900	86,417

Energy — 1.6%
Energy — 1.6%
Beach Energy, Ltd. (Australia)	113,907	158,902
BW LPG, Ltd. (Norway)	44,507	306,906
CropEnergies A.G. (Germany)	6,968	101,294
Diversified Gas & Oil PLC (United Kingdom)	854,300	1,315,621
Euronav N.V. (Belgium)	109,320	884,462
Oil Refineries, Ltd. (Israel) (a)	609,275	138,085
		2,905,270
Financials — 10.0%
Banks — 3.1%
77 Bank, Ltd. (The) (Japan)	15,200	207,422
Bank of Georgia Group PLC (United Kingdom) (a)	31,809	532,791
Bank of Queensland, Ltd. (Australia)	181,163	1,082,353
Bank of Saga, Ltd. (The) (Japan)	12,100	154,399
Gunma Bank, Ltd. (The) (Japan)	136,763	422,362
Mebuki Financial Group, Inc. (Japan)	39,400	77,629
Nishi-Nippon Financial Holdings, Inc. (Japan)	61,900	396,478
Norwegian Finans Holding A.S.A. (Norway) (a)	149,798	1,280,892
OSB Group PLC (United Kingdom) (a)	162,900	943,650
Tokyo Kiraboshi Financial Group, Inc. (Japan)	24,000	257,563
Towa Bank, Ltd. (The) (Japan)	43,146	264,125
		5,619,664
Diversified Financials — 4.9%
AIFUL Corp. (Japan) (a)	242,700	583,526
Anima Holding S.p.A. (Italy)	354,200	1,683,825
Banca Farmafactoring S.p.A., 144A (Italy) (a) (d)	21,579	130,177
Challenger, Ltd. (Australia)	22,861	113,608
DWS Group GmbH & Co. KGaA (Germany)	15,614	663,776
Fuyo General Lease Co., Ltd. (Japan)	10,400	688,930
Hitachi Capital Corp. (Japan)	22,183	536,705
IG Group Holdings PLC (United Kingdom)	57,483	675,272
IOOF Holdings, Ltd. (Australia)	64,280	174,308
Mizuho Leasing Co., Ltd. (Japan)	11,600	349,743
Navigator Global Investments, Ltd. (Australia)	221,374	296,797
Plus500, Ltd. (United Kingdom)	85,632	1,696,523
Resurs Holding A.B. (Sweden) (a)	184,011	1,003,134
Sun Hung Kai & Co., Ltd. (Hong Kong)	1,072,000	452,100
		9,048,424
	Shares	Value
Insurance — 2.0%
ASR Nederland N.V. (Netherlands)	26,520	$1,061,049
Helvetia Holding A.G. (Switzerland)	2,557	270,079
Migdal Insurance and Financial Holdings, Ltd. (Israel) (a)	669,792	775,562
Protector Forsikring A.S.A. (Norway) (a)	33,314	231,335
Unipol Gruppo S.p.A. (Italy) (a)	208,341	1,001,120
Vienna Insurance Group A.G. (Austria)	15,121	384,213
		3,723,358
Health Care — 7.0%
Health Care Equipment & Services — 4.8%
Ansell, Ltd. (Australia)	5,533	147,920
Arjo A.B. - B Shares (Sweden)	68,576	523,897
Australian Pharmaceutical Industries, Ltd. (Australia)	1,244,900	1,180,438
Draegerwerk A.G. & Co. KGaA (Germany)	8,585	636,770
Emis Group PLC (United Kingdom)	51,768	765,990
Galenica A.G. (Switzerland)	17,876	1,187,139
Getinge A.B. - B Shares (Sweden)	81,827	1,915,071
H.U. Group Holdings, Inc. (Japan)	12,300	331,452
Humana A.B. (Sweden) (a)	52,974	380,469
InMode, Ltd. (Israel) (a)	16,100	764,428
Oceania Healthcare, Ltd. (New Zealand)	94,466	98,901
Tsukui Holdings Corp. (Japan)	10,512	55,877
UDG Healthcare PLC (United Kingdom)	27,850	297,273
Vital KSK Holdings, Inc. (Japan)	65,900	518,881
		8,804,506
Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
Bachem Holding A.G. (Switzerland)	201	89,889
Daito Pharmaceutical Co., Ltd. (Japan)	6,300	227,419
Fuso Pharmaceutical Industries, Ltd. (Japan)	6,000	163,052
Gerresheimer A.G. (Germany)	7,543	813,391
Hikma Pharmaceuticals PLC (United Kingdom)	21,588	742,005
Kaken Pharmaceutical Co., Ltd. (Japan)	24,900	962,189
Taiko Pharmaceutical Co., Ltd. (Japan)	14,500	226,669
Tecan Group A.G. (Switzerland)	215	105,453
Torii Pharmaceutical Co., Ltd. (Japan)	6,585	205,678
Towa Pharmaceutical Co., Ltd. (Japan)	14,873	276,030
United Laboratories International Holdings, Ltd. (The) (Hong Kong)	288,000	204,121
		4,015,896
Industrials — 23.5%
Capital Goods — 16.9%
Aichi Corp. (Japan)	12,168	108,177
Arbonia A.G. (Switzerland) (a)	28,317	456,519
Ashtrom Group, Ltd. (Israel)	12,632	249,930
Austal, Ltd. (Australia)	80,872	166,869
Balfour Beatty PLC (United Kingdom)	35,318	130,726
Bucher Industries A.G. (Switzerland)	216	99,070
Fomento de Construcciones y Contratas S.A. (Spain)	15,130	162,648
GECOSS Corp. (Japan)	15,200	141,502

See Notes to Financial Statements.
58	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Capital Goods (continued)
Hazama Ando Corp. (Japan)	48,300	$337,287
IMI PLC (United Kingdom)	84,795	1,351,265
Implenia A.G. (Switzerland)	29,949	811,874
Inabata & Co., Ltd. (Japan)	68,200	954,447
Inwido A.B. (Sweden) (a)	156,759	2,298,802
Johnson Electric Holdings, Ltd. (Hong Kong)	112,632	278,912
Kanamoto Co., Ltd. (Japan)	28,282	608,082
Kandenko Co., Ltd. (Japan)	68,900	583,601
Kanematsu Corp. (Japan)	41,500	518,249
Keller Group PLC (United Kingdom)	54,533	520,534
Kumagai Gumi Co., Ltd. (Japan)	55,000	1,386,812
Kyokuto Kaihatsu Kogyo Co., Ltd. (Japan)	11,200	152,389
Maeda Road Construction Co., Ltd. (Japan) (a)	16,800	281,816
Mirait Holdings Corp. (Japan)	22,200	380,961
Morgan Sindall Group PLC (United Kingdom)	26,502	554,257
Nichireki Co., Ltd. (Japan) (a)	9,300	148,020
Nippo Corp. (Japan)	34,700	950,728
Nishimatsu Construction Co., Ltd. (Japan)	40,797	836,623
Nishio Rent All Co., Ltd. (Japan)	9,000	188,549
NRW Holdings, Ltd. (Australia)	792,527	1,782,192
OSJB Holdings Corp. (Japan)	50,100	135,575
Peab A.B. - Class B (Sweden) (a)	26,655	290,387
Penta-Ocean Construction Co., Ltd. (Japan)	154,400	1,329,140
PER Aarsleff Holdings A/S (Denmark)	28,020	1,404,626
Rexel S.A. (France) (a)	44,633	704,428
Sanki Engineering Co., Ltd. (Japan)	24,640	289,945
Sembcorp Industries, Ltd. (Singapore)	137,200	177,570
Semperit A.G. Holding (Austria) (a)	14,147	416,869
Signify N.V. (Netherlands)	52,218	2,192,342
Sulzer A.G. (Switzerland)	4,324	457,286
Takamatsu Construction Group Co., Ltd. (Japan)	26,167	518,929
Takeuchi Manufacturing Co., Ltd. (Japan)	26,200	618,688
TOA Corp. (Japan)	44,100	852,966
Toenec Corp. (Japan)	5,007	196,073
Totetsu Kogyo Co., Ltd. (Japan)	19,650	520,004
Trelleborg A.B. (Sweden) (a)	16,596	368,666
Uponor OYJ (Finland)	78,414	1,745,426
Vesuvius PLC (United Kingdom)	89,857	657,287
Vpower Group International Holdings, Ltd. (Hong Kong)	239,000	82,621
Yahagi Construction Co., Ltd. (Japan)	18,200	156,347
Yangzijiang Shipbuildings Holdings, Ltd. (Singapore)	882,500	638,363
Yokogawa Bridge Holdings Corp. (Japan)	27,000	571,349
Yurtec Corp. (Japan)	24,981	201,954
		30,967,682
	Shares	Value
Commercial & Professional Services — 2.4%
Aggreko PLC (United Kingdom)	39,401	$337,757
Babcock International Group PLC (United Kingdom) (a)	47,492	181,482
Derichebourg S.A. (France)	155,972	1,115,998
DKSH Holding A.G. (Switzerland)	1,298	97,247
Intrum A.B. (Sweden)	45,696	1,191,674
Prosegur Seguridad (Spain)	229,804	689,395
Relia, Inc. (Japan)	24,600	305,356
Serco Group PLC (United Kingdom) (a)	137,579	225,889
SG Fleet Group, Ltd. (Australia)	101,409	193,257
Societe BIC S.A. (France)	2,811	159,009
		4,497,064
Transportation — 4.2%
bpost S.A. (Belgium)	154,094	1,592,711
Compania de Distribucion Integral Logista Holdings S.A. (Spain)	57,726	1,121,760
D/S Norden A/S (Denmark)	54,365	983,278
Mitsui-Soko Holdings Co., Ltd. (Japan)	5,211	116,395
Nobina A.B. (Sweden) (a)	100,261	842,602
PostNL N.V. (Netherlands) (a)	68,398	233,141
Redde Northgate PLC (United Kingdom)	437,762	1,596,340
Royal Mail PLC (United Kingdom) (a)	260,030	1,198,495
		7,684,722
Information Technology — 11.2%
Semiconductors & Semiconductor Equipment — 0.2%
Ferrotec Holdings Corp. (Japan)	20,900	356,702
Nova Measuring Instruments, Ltd. (Israel) (a)	1,333	94,088
		450,790
Software & Services — 5.7%
ATEA A.S.A. (Norway) (a)	70,382	996,963
Aubay (France)	1,392	58,252
Avast PLC (United Kingdom)	77,501	569,081
Computacenter PLC (United Kingdom)	60,493	2,025,774
Econocom Group S.A. /N V (Belgium)	167,699	505,226
FAN Communications, Inc. (Japan)	29,100	118,299
Formula Systems (1985), Ltd. (Israel)	1,009	87,215
GungHo Online Entertainment, Inc. (Japan)	26,400	591,057
Hansen Technologies, Ltd. (Australia)	337,328	967,208
Magic Software Enterprises, Ltd. (Israel)	11,761	186,186
Matrix IT, Ltd. (Israel)	3,870	87,694
Micro Focus International PLC (United Kingdom)	17,841	102,655
Mitsubishi Research Institute, Inc. (Japan)	12,962	537,232
mixi, inc. (Japan)	23,200	575,901
Software A.G. (Germany)	16,492	671,687
Sopra Steria Group (France) (a)	1,740	280,463
TietoEVRY OYJ (Finland)	40,110	1,319,723
transcosmos, Inc. (Japan)	30,100	761,141
		10,441,757

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	59

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Technology Hardware & Equipment — 5.3%
ALSO Holding A.G. (Switzerland) (a)	3,811	$1,084,350
Ascom Holding A.G. (Switzerland) (a)	16,120	240,196
CONEXIO Corp. (Japan)	35,561	493,081
Cowell e Holdings, Inc. (Hong Kong)	815,000	615,006
Daiwabo Holdings Co., Ltd. (Japan)	21,200	1,887,190
Hakuto Co., Ltd. (Japan)	12,700	132,340
Hosiden Corp. (Japan)	82,800	797,918
Kaga Electronics Co., Ltd. (Japan)	40,700	942,880
Logitech International S.A. (Switzerland)	2,304	223,704
MCJ Co., Ltd. (Japan)	137,100	1,473,463
Nippon Electric Glass Co., Ltd. (Japan)	4,400	96,384
Restar Holdings Corp. (Japan)	29,300	631,542
Sanshin Electronics Co., Ltd. (Japan)	1,981	39,723
SoftwareOne Holding A.G. (Switzerland) (a)	37,793	1,118,202
		9,775,979
Materials — 8.6%
Materials — 8.6%
Aperam S.A. (France)	28,865	1,201,179
Asahi Holdings, Inc. (Japan)	22,900	814,309
Buzzi Unicem S.p.A. (Italy)	41,147	661,452
Ferrexpo PLC (United Kingdom)	586,969	2,262,315
Fletcher Building, Ltd. (New Zealand)	238,106	1,013,166
Godo Steel, Ltd. (Japan)	20,150	379,585
Granges A.B. (Sweden) (a)	15,252	186,426
Groupe Guillin (France)	2,778	83,313
Hochschild Mining PLC (United Kingdom)	29,142	83,054
Jupiter Mines, Ltd. (Australia)	1,092,667	257,217
Kureha Corp. (Japan)	8,000	564,904
Kyoei Steel, Ltd. (Japan)	22,200	308,239
Mineral Resources, Ltd. (Australia)	21,584	624,107
Mount Gibson Iron, Ltd. (Australia)	895,470	635,587
Okamoto Industries, Inc. (Japan) (a)	5,760	220,954
Perenti Global, Ltd. (Australia)	263,611	279,695
Ramelius Resources, Ltd. (Australia)	726,953	946,390
Rengo Co., Ltd. (Japan)	147,800	1,238,797
Sandfire Resources, Ltd. (Australia)	295,386	1,221,013
SSAB A.B. - B Shares (Sweden)	65,417	207,372
Tokuyama Corp. (Japan)	56,000	1,260,689
Tokyo Steel Manufacturing Co., Ltd. (Japan)	12,900	83,562
Vetropack Holding A.G. (Switzerland) (a)	12,092	816,283
Vicat S.A. (France)	9,705	407,240
		15,756,848
Real Estate — 11.2%
Real Estate — 11.2%
Allreal Holding A.G. (Switzerland)	3,890	893,229
Anneham Fastigheter A.B. (Sweden) (a)	5,330	20,505
Aventus Group (Australia)	177,016	374,378
Blue Square Real Estate, Ltd. (Israel)	1,582	101,923
Charter Hall Retail REIT (Australia)	139,203	393,136
Civitas Social Housing PLC (United Kingdom)	690,079	985,905
	Shares	Value
Real Estate (continued)
Corestate Capital Holding S.A. (Germany) (a)	50,919	$908,157
Cromwell European Real Estate Investment Trust (Singapore)	97,095	57,034
Cromwell Property Group (Australia)	1,411,444	948,076
Deutsche EuroShop A.G. (Germany) (a)	21,700	491,258
Eagle Hospitality Trust (Singapore) (a) (b)	1,204,600	165,030
Eurocommercial Properties N.V. (Netherlands) (a)	83,041	1,554,172
First Real Estate Investment Trust (Singapore)	750,503	133,648
Frontier Real Estate Investment Corp. (Japan)	268	1,037,753
Grainger PLC (United Kingdom)	23,169	90,059
Irongate Group (Australia) (d)	305,844	299,152
Japan Prime Realty Investment Corp. (Japan)	139	461,041
K Wah International Holdings, Ltd. (Hong Kong)	767,000	368,803
Kenedix Retail REIT Corp. (Japan)	127	309,907
Keppel Pacific Oak US REIT (Singapore)	790,000	546,345
Kerry Properties, Ltd. (Hong Kong)	121,500	307,306
Lar Espana Real Estate Socimi S.A. (Spain)	24,673	140,756
Mercialys S.A. (France)	118,298	1,040,024
MIRAI Corp. (Japan)	3,028	1,130,124
Mori Trust Sogo REIT, Inc. (Japan)	386	497,826
NewRiver REIT PLC (United Kingdom) (a) (d)	912,817	1,056,059
Norstar Holdings, Inc. (Israel) (a)	15,515	113,131
Nyfosa A.B. (Sweden) (a)	141,229	1,411,060
Raysum Co., Ltd. (Japan)	24,900	228,243
Regional REIT, Ltd. (United Kingdom)	81,594	92,055
Sasseur Real Estate Investment Trust (Singapore)	726,300	451,136
Savills PLC (United Kingdom) (a)	18,107	236,274
Selvaag Bolig A.S.A. (Norway)	104,709	706,977
Star Asia Investment Corp. (Japan)	831	406,439
Summit Real Estate Holdings, Ltd. (Israel) (a)	17,218	257,118
Takara Leben Co., Ltd. (Japan)	32,057	95,546
Takara Leben Real Estate Investment Trust Corp. (Japan)	532	476,545
Tokyo Tatemono Co., Ltd. (Japan)	14,300	196,325
Warehouse REIT PLC (United Kingdom)	376,740	618,240
Yanlord Land Group, Ltd. (Singapore)	1,056,474	896,930
		20,497,625
Utilities — 2.8%
Utilites — 2.8%
A2A S.p.A. (Italy)	647,549	1,037,892
BKW A.G. (Switzerland)	7,148	805,431
Contact Energy, Ltd. (New Zealand)	18,018	115,994
Drax Group PLC (United Kingdom)	361,572	1,856,216
Electric Power Development Co., Ltd. (Japan)	69,300	956,321

See Notes to Financial Statements.
60	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Utilites (continued)
EVN A.G. (Austria)	4,721	$102,304
Nippon Gas Co., Ltd. (Japan)	3,700	198,520
Rubis SCA (France)	2,998	138,586
		5,211,264
Total Common Stocks (Cost $158,735,964)		182,102,004

PREFERRED STOCKS — 0.4%
Health Care — 0.2%
Health Care Equipment & Services — 0.2%
Draegerwerk A.G. & Co. KGaA (Germany)	3,823	295,902

Materials — 0.2%
Materials — 0.2%
STO S E & Co. KGaA (Germany)	2,339	369,737
Total Preferred Stocks (Cost $455,135)		665,639

Investments at Value — 99.6% (Cost $159,191,099)		$182,767,643

Other Assets in Excess of Liabilities — 0.4%		764,816

Net Assets — 100.0%		$183,532,459

(a)	Non-income producing security.

(b)	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 0.1% of net assets. The total value of these securities is $283,839.

(c)	Percentage rounds to less than 0.1%.

(d)

Restricted security. See the table below for additional information.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown

		% of Net
Country	Value	Assets
Japan	$53,581,559	29.2%
United Kingdom	32,122,289	17.5%
Australia	16,162,470	8.8%
Sweden	14,519,380	7.9%
Switzerland	8,755,951	4.8%
Germany	7,790,109	4.2%
France	6,384,687	3.5%
Italy	5,674,520	3.1%
Netherlands	5,425,783	3.0%
Spain	4,243,566	2.3%
Israel	4,161,064	2.3%
Singapore	4,135,969	2.3%
Denmark	4,014,424	2.2%
Norway	3,523,073	1.9%
Hong Kong	3,420,160	1.9%
Finland	3,065,149	1.6%
Belgium	2,982,399	1.6%
New Zealand	1,404,027	0.8%
Austria	1,126,534	0.6%
Ireland	274,530	0.1%
Total Investments	$182,767,643	99.6%
Other Assets in Excess of Liabilities	764,816	0.4%
Net Assets	$183,532,459	100.0%

Restricted Securities

				Value as a
				Percentage of
Issuer Description	Acquisition Dates	Cost	Value	Net Assets
Banca Farmafactoring S.p.A. (Italy)	04/23/20-05/19/20	$112,011	$130,177	0.07%
Irongate Group (Australia)	06/12/20-06/15/20	244,481	299,152	0.16%
NewRiver REIT PLC (United Kingdom)	02/13/18-05/11/20	1,898,444	1,056,059	0.58%
		$2,254,936	$1,485,388	0.81%

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	61

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 99.3%
Communication Services — 7.3%
Media & Entertainment — 4.1%
4Imprint Group PLC (United Kingdom)	18,000	$630,128
DouYu International Holdings, Ltd. ADR (China) (a)	46,850	518,161
LIFULL Co., Ltd. (Japan)	90,400	323,640
MarkLines Co., Ltd. (Japan)	21,711	553,277
		2,025,206
Telecommunication Services — 3.2%
KINX, Inc. (South Korea) (a)	17,085	1,130,194
Vision, Inc. (Japan) (a)	43,500	438,160
		1,568,354
Consumer Discretionary — 19.4%
Consumer Durables & Apparel — 2.3%
MIPS A.B. (Sweden)	18,059	1,132,436

Consumer Services — 10.7%
Enlabs A.B. (Sweden) (a)	453,500	2,083,845
Evolution Gaming Group A.B. (Sweden)	23,800	2,392,949
Fu Shou Yuan International Group, Ltd. (China)	829,247	779,461
		5,256,255
Retailing — 6.4%
boohoo group PLC (Jersey) (a)	185,340	870,053
China Meidong Auto Holdings, Ltd. (Hong Kong)	234,500	954,549
Webjet, Ltd. (Australia)	342,442	1,341,300
		3,165,902
Consumer Staples — 1.3%
Food & Staples Retailing — 1.3%
Yifeng Pharmacy Chain Co., Ltd. - Class A (China)	46,860	648,223

Financials — 7.2%
Banks — 2.6%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	108,249	1,281,964

Diversified Financials — 4.6%
Azimut Holdings S.p.A. (Italy)	35,077	762,335
M&A Capital Partners Co., Ltd. (Japan) (a)	10,812	619,949
Strike Co., Ltd. (Japan)	17,363	863,528
		2,245,812
Health Care — 2.6%
Pharmaceuticals, Biotechnology & Life Sciences — 2.6%
Essex Bio-Technology, Ltd. (Hong Kong)	565,000	310,627
SwedenCare A.B. (Sweden)	25,010	988,018
		1,298,645
Industrials — 19.8%
Capital Goods — 7.1%
Diploma PLC (United Kingdom)	27,980	836,637
IMCD N.V. (Netherlands)	6,640	845,103
Instalco A.B. (Sweden)	59,500	1,797,259
		3,478,999
	Shares	Value
Commercial & Professional Services — 12.7%
Boyd Group Services, Inc. (Canada)	6,415	$1,106,928
Clipper Logistics PLC (United Kingdom)	275,698	2,164,111
GFL Environmental, Inc. (Canada)	25,100	732,039
Nihon M&A Center, Inc. (Japan)	12,430	831,210
SMS Co., Ltd. (Japan)	36,290	1,391,599
		6,225,887
Information Technology — 41.7%
IT Services — 21.2%
Appen, Ltd. (Australia)	69,210	1,321,527
Autohome, Inc. ADR (China)	6,243	621,928
BASE, Inc. (Japan) (a)	14,350	1,358,161
CANCOM S.E. (Germany)	35,030	1,960,912
Keywords Studios PLC (Ireland) (a)	52,689	2,057,536
Momo, Inc. ADR (China)	55,300	771,988
PagSeguro Digital, Ltd. - Class A (Brazil) (a)	14,840	844,099
Softcat PLC (United Kingdom)	77,863	1,464,621
		10,400,772
Software — 19.2%
Constellation Software, Inc. (Canada)	1,636	2,125,224
Fortnox A.B. (Sweden)	40,954	2,302,375
GB Group PLC (United Kingdom)	154,520	1,977,097
LiveChat Software S.A. (Poland)	31,985	899,875
Logo Yazilim Sanayi Ve Ticaret A.S. (Turkey) (a)	49,860	841,867
Sinch A.B. (Sweden) (a)	7,400	1,203,540
Topicus.com, Inc. (Canada) (a) (b)	3,042	98,020
		9,447,998
Technology Hardware & Equipment — 1.3%
PAX Global Technology, Ltd. (China)	688,200	612,546

Investments at Value — 99.3% (Cost $28,839,584)		$48,788,999

Other Assets in Excess of Liabilities — 0.7%		335,001

Net Assets — 100.0%		$49,124,000

(a)	Non-income producing security.

(b)	Level 3 securities fair valued under procedures established by the Board of Trustees, represent 0.2% of net assets. The total value of these securities is $98,020.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
62	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2020

Country Breakdown

		% of Net
Country	Value	Assets
Sweden	$11,900,422	24.2%
United Kingdom	8,354,558	17.0%
Japan	6,379,524	13.0%
Canada	4,062,211	8.3%
China	3,952,307	8.0%
Australia	2,662,827	5.4%
Ireland	2,057,536	4.2%
Germany	1,960,912	4.0%
Hong Kong	1,265,176	2.6%
South Korea	1,130,194	2.3%
Poland	899,875	1.8%
Jersey	870,053	1.8%
Netherlands	845,103	1.7%
Brazil	844,099	1.7%
Turkey	841,867	1.7%
Italy	762,335	1.6%
Total Investments	$48,788,999	99.3%
Other Assets in Excess of Liabilities	335,001	0.7%
Net Assets	$49,124,000	100.0%

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	63

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Statement of Investments
December 31, 2020

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

						Asset	Liability
						Derivatives	Derivatives
			U.S. $ Value at		U.S. $ Value at
	Settlement	Fund	December 31,	Fund	December 31,	Unrealized	Unrealized
Counterparty	Date	Receiving	2020	Delivering	2020	Appreciation	Depreciation
BNY Mellon	3/24/2021	AED	52,594	USD	52,569	$24	$—
BNY Mellon	3/24/2021	BRL	727,031	USD	745,021	—	(17,990)
BNY Mellon	3/24/2021	CHF	1,790,474	USD	1,784,406	6,068	—
BNY Mellon	3/24/2021	CLP	81,860	USD	78,580	3,280	—
BNY Mellon	3/24/2021	COP	29,930	USD	29,360	570	—
BNY Mellon	3/24/2021	DKK	596,778	USD	593,042	3,736	—
BNY Mellon	3/24/2021	EUR	3,560,625	USD	3,542,188	18,437	—
BNY Mellon	3/24/2021	HUF	9,763	USD	9,773	—	(10)
BNY Mellon	3/24/2021	IDR	204,745	USD	200,974	3,771	—
BNY Mellon	3/24/2021	ILS	610,982	USD	603,638	7,344	—
BNY Mellon	3/24/2021	INR	1,292,370	USD	1,279,192	13,178	—
BNY Mellon	3/24/2021	JPY	3,638,626	USD	3,612,585	26,041	—
BNY Mellon	3/24/2021	KRW	777,903	USD	780,701	—	(2,798)
BNY Mellon	3/24/2021	MXP	228,358	USD	228,978	—	(620)
BNY Mellon	3/24/2021	NOK	754,409	USD	742,146	12,263	—
BNY Mellon	3/24/2021	NZD	351,391	USD	344,854	6,536	—
BNY Mellon	3/24/2021	PHP	81,786	USD	81,563	223	—
BNY Mellon	3/24/2021	QAR	102,847	USD	102,429	418	—
BNY Mellon	3/24/2021	RUB	114,626	USD	115,408	—	(782)
BNY Mellon	3/24/2021	SAR	252,442	USD	252,334	108	—
BNY Mellon	3/24/2021	SGD	586,981	USD	580,932	6,049	—
BNY Mellon	3/24/2021	THB	348,732	USD	346,697	2,035	—
BNY Mellon	3/24/2021	TWD	2,371,646	USD	2,379,020	—	(7,374)
BNY Mellon	3/24/2021	USD	48,069	AUD	49,808	—	(1,739)
BNY Mellon	3/24/2021	USD	35,109	CAD	35,363	—	(254)
BNY Mellon	3/24/2021	USD	5,138,179	GBP	5,270,615	—	(132,436)
BNY Mellon	3/24/2021	USD	628,161	HKD	627,867	294	—
BNY Mellon	3/24/2021	USD	733,104	PLN	723,110	9,994	—
BNY Mellon	3/24/2021	USD	7,931,911	SEK	8,086,799	—	(154,888)
BNY Mellon	3/24/2021	USD	568,491	TRY	606,671	—	(38,180)
BNY Mellon	3/24/2021	ZAR	371,717	USD	360,287	11,430	—
Total						$131,799	$(357,071)

See Notes to Financial Statements.
64	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 97.1%
Communication Services — 4.3%
Media & Entertainment — 4.3%
Alphabet, Inc. - Class C (a)	444	$777,835
Comcast Corp. - Class A	14,064	736,953
		1,514,788
Consumer Discretionary — 13.0%
Consumer Durables & Apparel — 3.6%
adidas A.G. (Germany) (a)	1,940	705,752
LVMH Moet Hennessy Louis Vuitton S E (France)	900	563,377
		1,269,129
Consumer Services — 3.6%
Compass Group PLC (United Kingdom)	35,391	660,100
Starbucks Corp.	5,804	620,912
		1,281,012
Retailing — 5.8%
Amazon.com, Inc. (a)	286	931,482
Home Depot, Inc. (The)	2,442	648,644
O’Reilly Automotive, Inc. (a)	1,070	484,250
		2,064,376
Consumer Staples — 10.8%
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	1,199	451,759

Food, Beverage & Tobacco — 7.5%
Asahi Group Holdings, Ltd. (Japan)	14,200	584,770
Diageo PLC (United Kingdom)	14,460	572,173
Hain Celestial Group, Inc. (The) (a)	9,533	382,750
Kerry Group PLC - Class A (Ireland)	4,388	637,301
Mondelēz International, Inc. - Class A	8,729	510,385
		2,687,379
Household & Personal Products — 2.0%
Unilever PLC ADR (United Kingdom)	11,755	709,532

Energy — 1.2%
Energy — 1.2%
Chevron Corp.	5,170	436,607

Financials — 11.8%
Banks — 3.1%
JPMorgan Chase & Co.	8,613	1,094,454

Diversified Financials — 3.0%
Partners Group Holding A.G. (Switzerland)	529	621,590
S&P Global, Inc.	1,391	457,263
		1,078,853
Insurance — 5.7%
Aon PLC - Class A (Ireland)	3,467	732,473
Globe Life, Inc.	7,586	720,367
Reinsurance Group of America, Inc.	5,027	582,629
		2,035,469
	Shares	Value
Health Care — 14.1%
Health Care Equipment & Services — 6.4%
Alcon, Inc. (Switzerland) (a)	12,034	$794,003
Lonza Group A.G. (Switzerland)	943	607,442
UnitedHealth Group, Inc.	2,483	870,739
		2,272,184
Pharmaceuticals, Biotechnology & Life Sciences — 7.7%
Bio-Techne Corp.	2,337	742,114
Charles River Laboratories International, Inc. (a)	2,616	653,634
Novartis A.G. ADR (Switzerland)	7,305	689,811
Zoetis, Inc.	3,871	640,651
		2,726,210
Industrials — 10.0%
Capital Goods — 8.5%
Deere & Co.	1,492	401,423
Grainger (W.W.), Inc.	1,182	482,658
L3Harris Technologies, Inc.	2,695	509,409
Quanta Services, Inc.	9,727	700,538
Rockwell Automation, Inc.	2,275	570,593
Roper Technologies, Inc.	827	356,511
		3,021,132
Commercial & Professional Services — 1.5%
CoStar Group, Inc. (a)	581	537,007

Information Technology — 23.5%
Semiconductors & Semiconductor Equipment — 7.6%
ASML Holding N.V. (Netherlands)	1,009	488,514
Marvell Technology Group, Ltd. (Bermuda)	12,525	595,438
Monolithic Power Systems, Inc.	1,252	458,520
NXP Semiconductors N.V. (Netherlands)	7,283	1,158,070
		2,700,542
Software & Services — 10.6%
Adobe, Inc. (a)	1,001	500,620
Dassault Systemes S.E. (France)	3,952	801,509
Microsoft Corp.	5,401	1,201,291
ServiceNow, Inc. (a)	1,035	569,695
Visa, Inc. - Class A	3,240	708,685
		3,781,800
Technology Hardware & Equipment — 5.3%
Keysight Technologies, Inc. (a)	5,000	660,450
Murata Manufacturing Co., Ltd. (Japan)	4,700	425,477
Telefonaktiebolaget LM Ericsson - B Shares (Sweden)	67,397	801,794
		1,887,721
Materials — 5.6%
Materials — 5.6%
FMC Corp.	3,020	347,089
Franco-Nevada Corp. (Canada)	3,995	500,693
Linde PLC (United Kingdom)	3,067	808,185
Sherwin-Williams Co. (The)	466	342,468
		1,998,435

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	65

Segall Bryant & Hamill Global All Cap Fund	Statement of Investments
December 31, 2020

	Shares	Value
Utilities — 2.8%
Utilities — 2.8%
Enel S.p.A. (Italy)	99,298	$1,010,288

Investments at Value — 97.1% (Cost $30,180,686)		$34,558,677

Other Assets in Excess of Liabilities — 2.9%		1,038,669

Net Assets — 100.0%		$35,597,346

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percentage of net assets.

Country Breakdown

		% of Net
Country	Value	Assets
United States	$20,090,385	56.4%
United Kingdom	2,749,990	7.7%
Switzerland	2,712,846	7.6%
Netherlands	1,646,584	4.6%
Ireland	1,369,774	3.8%
France	1,364,886	3.8%
Italy	1,010,288	2.9%
Japan	1,010,247	2.9%
Sweden	801,794	2.3%
Germany	705,752	2.0%
Bermuda	595,438	1.7%
Canada	500,693	1.4%
Total Investments	$34,558,677	97.1%
Other Assets in Excess of Liabilities	1,038,669	2.9%
Net Assets	$35,597,346	100.0%

See Notes to Financial Statements.
66	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.3%
Communication Services — 10.2%
Media & Entertainment — 10.2%
Alphabet, Inc. - Class C (a)	569	$996,820
Altice USA, Inc. - Class A (a)	5,777	218,775
Comcast Corp. - Class A	7,596	398,030
Walt Disney Co. (The)	2,759	499,876
		2,113,501
Consumer Discretionary — 13.8%
Consumer Services — 5.1%
Chipotle Mexican Grill, Inc. (a)	216	299,529
Darden Restaurants, Inc.	2,104	250,629
Starbucks Corp.	4,631	495,424
		1,045,582
Retailing — 8.7%
Amazon.com, Inc. (a)	312	1,016,162
Dollar General Corp.	1,443	303,463
Ross Stores, Inc.	3,982	489,030
		1,808,655
Consumer Staples — 6.1%
Food & Staples Retailing — 1.1%
Walmart, Inc.	1,575	227,036

Food, Beverage & Tobacco — 3.7%
Hain Celestial Group, Inc. (The) (a)	10,704	429,765
Mondelēz International, Inc. - Class A	5,789	338,483
		768,248
Household & Personal Products — 1.3%
Estée Lauder Cos., Inc. (The) - Class A	998	265,658

Energy — 0.9%
Energy — 0.9%
Chevron Corp.	2,150	181,567

Financials — 10.9%
Banks — 3.0%
JPMorgan Chase & Co.	4,936	627,218

Diversified Financials — 4.5%
Blackstone Group, L.P. (The) - Class A	6,172	400,007
MSCI, Inc.	481	214,781
S&P Global, Inc.	931	306,048
		920,836
Insurance — 3.4%
Arthur J Gallagher & Co.	2,845	351,955
Chubb, Ltd. (Switzerland)	2,335	359,403
		711,358
	Shares	Value
Health Care — 13.9%
Health Care Equipment & Services — 9.8%
Abbott Laboratories	3,603	$394,492
Alcon, Inc. (Switzerland)	4,422	291,764
Danaher Corp.	1,861	413,402
Stryker Corp.	1,792	439,112
UnitedHealth Group, Inc.	1,376	482,536
		2,021,306
Pharmaceuticals, Biotechnology & Life Sciences — 4.1%
Bio-Techne Corp.	1,036	328,982
Vertex Pharmaceuticals, Inc. (a)	1,030	243,430
Zoetis, Inc.	1,720	284,660
		857,072
Industrials — 8.9%
Capital Goods — 7.3%
Deere & Co.	1,225	329,586
Grainger (W.W.), Inc.	767	313,197
L3Harris Technologies, Inc.	1,272	240,433
Raytheon Technologies Corp.	3,411	243,921
Rockwell Automation, Inc.	1,528	383,238
		1,510,375
Commercial & Professional Services — 1.6%
Republic Services, Inc.	3,382	325,686

Information Technology — 28.4%
Semiconductors & Semiconductor Equipment — 4.4%
NVIDIA Corp.	806	420,893
Texas Instruments, Inc.	2,950	484,184
		905,077
Software & Services — 16.8%
Adobe, Inc. (a)	938	469,113
Autodesk, Inc. (a)	1,589	485,185
Intuit, Inc.	971	368,834
Microsoft Corp.	4,400	978,648
PayPal Holdings, Inc. (a)	2,605	610,091
Visa, Inc. - Class A	2,585	565,417
		3,477,288
Technology Hardware & Equipment — 7.2%
Apple, Inc.	4,828	640,627
Keysight Technologies, Inc. (a)	3,242	428,236
NCR Corp. (a)	5,867	220,423
Zebra Technologies Corp. - Class A (a)	529	203,311
		1,492,597

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	67

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
December 31, 2020

	Shares	Value
Materials — 4.1%
Materials — 4.1%
Air Products & Chemicals, Inc.	899	$245,625
FMC Corp.	2,338	268,706
Sherwin-Williams Co. (The)	445	327,035
		841,366
Real Estate — 1.1%
Real Estate — 1.1%
American Tower Corp.	1,053	236,356

Investments at Value — 98.3% (Cost $17,345,800)		$20,336,782

Other Assets in Excess of Liabilities — 1.7%		358,371

Net Assets — 100.0%		$20,695,153

(a)	Non-income producing security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/ or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
68	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 81.3%
Finance — 4.0%
Banking — 4.0%
American Express Co.	3.700%	11/05/21	$525,000	$538,412
Bank of America Corp.	4.100%	07/24/23	490,000	536,266
				1,074,678
Industrial — 65.5%
Automobile Manufacturing — 3.0%
General Motors Financial Co., Inc.	4.200%	11/06/21	525,000	541,119
Paccar Financial Corp.	0.800%	06/08/23	240,000	242,555
				783,674
Beverage / Bottling — 3.0%
Brown Forman Corp.	2.250%	01/15/23	403,000	414,850
Keurig Dr. Pepper, Inc.	4.057%	05/25/23	360,000	391,122
				805,972
Building Products — 2.0%
Masco Corp.	5.950%	03/15/22	497,000	529,174

Construction Machinery — 3.4%
Caterpillar Financial Services Corp.	0.650%	07/07/23	385,000	388,200
CNH Industrial Capital LLC	4.875%	04/01/21	395,000	398,864
John Deere Capital Corp., Series G (3MO LIBOR + 24) (a)	0.460%	03/12/21	105,000	105,035
				892,099
Diversified Manufacturing — 4.8%
Amphenol Corp.	3.125%	09/15/21	321,000	326,151
Honeywell International, Inc.	1.850%	11/01/21	400,000	404,729
Xylem, Inc.	4.875%	10/01/21	523,000	539,889
				1,270,769
Electronics — 4.8%
Analog Devices, Inc.	2.875%	06/01/23	355,000	373,823
Apple, Inc.	0.750%	05/11/23	150,000	151,780
Corning, Inc.	2.900%	05/15/22	200,000	205,731
Dell International, LLC/EMC Corp., 144A (b)	5.450%	06/15/23	500,000	552,978
				1,284,312
Food Processors — 2.4%
Kraft Heinz Foods Co.	4.000%	06/15/23	285,000	303,027
Mondelēz International, Inc.	2.125%	04/13/23	315,000	327,155
				630,182
Healthcare Facilities / Supplies — 3.6%
Baxter International, Inc., Series J	2.400%	08/15/22	400,000	411,709
HCA, Inc.	4.750%	05/01/23	494,000	538,711
				950,420
Independent Energy — 3.5%
Occidental Petroleum Corp.	4.850%	03/15/21	514,000	514,000
PDC Energy, Inc.	1.125%	09/15/21	415,000	403,206
				917,206
Information / Data Technology — 1.5%
PayPal Holdings, Inc.	1.350%	05/11/23	390,000	399,302

Media - Cable — 2.0%
Time Warner Cable, Inc.	4.000%	09/01/21	515,000	522,308

Media - Non-Cable — 5.5%
21st Century Fox America, Inc.	4.500%	02/15/21	193,000	193,590
Discovery Communications LLC	2.950%	03/20/23	255,000	268,647

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	69

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Media - Non-Cable (continued)
Omnicom GP/Omnicom Capital	3.625%	05/01/22	$510,000	$531,905
Walt Disney Co. (The)	7.750%	01/20/24	375,000	451,667
				1,445,809
Midstream Energy — 2.8%
Gulf South Pipeline Co., LP	4.000%	06/15/22	335,000	344,894
Williams Partners, LP	4.500%	11/15/23	370,000	407,893
				752,787
Packaging — 3.9%
Ball Corp.	4.000%	11/15/23	487,000	518,655
Crown Americas LLC / Crown Americas Capital Corp. IV	4.500%	01/15/23	501,000	528,620
				1,047,275
Paper & Forest Products — 2.0%
Graphic Packaging International, Inc.	4.875%	11/15/22	496,000	519,560

Railroads — 3.2%
Canadian Pacific Rail Road Co.	9.450%	08/01/21	345,000	362,539
Norfolk Southern Corp.	3.250%	12/01/21	475,000	483,754
				846,293
Refining — 1.4%
Phillips 66	3.700%	04/06/23	350,000	374,821

Services — 3.7%
QVC, Inc.	4.375%	03/15/23	478,000	501,694
Service Corp. International	8.000%	11/15/21	459,000	485,393
				987,087
Supermarkets — 0.1%
Kroger Co.	3.300%	01/15/21	31,000	31,025

Transportation Services — 2.5%
Continental Airlines, Inc., Series 2010-1, Class A	4.750%	07/12/22	90,687	90,777
CSX Transportation, Inc.	6.251%	01/15/23	61,049	67,389
Fedex Corp.	3.400%	01/14/22	310,000	319,786
Hawaiian Airlines, Inc., Series 2013-1, Class B	4.950%	07/15/23	48,739	44,431
U.S. Airways, Series 2013-1, Class B	5.375%	05/15/23	160,399	152,757
				675,140
Wireless Telecommunications — 3.5%
American Tower Corp.	3.500%	01/31/23	440,000	466,474
T-Mobile USA, Inc.	4.000%	04/15/22	455,000	469,219
				935,693
Wireline Telecommunications — 2.9%
AT&T, Inc.	9.150%	02/01/23	200,000	234,853
Qwest Corp.	6.750%	12/01/21	519,000	542,952
				777,805
Utility — 11.8%
Electric — 10.6%
Delmarva Power & Light Co.	3.500%	11/15/23	295,000	318,827
Detroit Edison Co., Series 2012-A	2.650%	06/15/22	100,000	102,722
Dominion Energy, Inc., Series A-1 (Yield of Treasury Note 2.125% 05/21 + 97) (c)	2.715%	08/15/21	538,000	544,635
Duke Energy Carolinas LLC	3.900%	06/15/21	233,000	234,621
Eversource Energy, Series I	2.500%	03/15/21	498,000	499,195
Florida Power & Light Co. (3MO LIBOR +38) (a)	0.602%	07/28/23	335,000	335,068
Georgia Power Co., Series 2020-A	2.100%	07/30/23	310,000	323,772
Oncor Electric Delivery Co.	4.100%	06/01/22	95,000	99,001
Oncor Electric Delivery Co.	7.000%	09/01/22	140,000	155,212

See Notes to Financial Statements.
70	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Electric (continued)
PPL Electric Utilities Corp.	2.500%	09/01/22	$190,000	$195,411
				2,808,464
Natural Gas — Distributors — 1.2%
Kinder Morgan, Inc.	3.150%	01/15/23	310,000	326,158

Total Corporate Bonds (Cost $21,469,745)				$21,588,013

MUNICIPAL BONDS — 5.0%
California — 0.6%
San Diego California Public Facilities Financing Authority Senior Water Revenue Refunding Bonds, Series 2020-B	1.231%	08/01/22	160,000	162,277

Maryland — 0.3%
Howard County, Maryland Refunding Consolidated Public Improvement Project and Refunding Bonds, Series 2020-C	1.224%	08/15/22	70,000	71,247
State of Maryland, Series 2010-A	4.200%	03/01/21	10,000	10,063
				81,310
New Jersey — 0.5%
New Jersey Economic Development Authority Water Facilities, Series 2020-C	1.150%	06/01/23	125,000	126,289

New York — 0.0% (d)
New York State Urban Development Corp., Series 2011-B	2.790%	03/15/21	10,000	10,046

Oklahoma — 1.8%
Oklahoma State Turnpike Authority, Series 2020-B	0.491%	01/01/22	465,000	465,591

Texas — 1.8%
Austin Texas Community College, Series 2020	0.662%	02/01/23	50,000	50,105
Central Texas Regional Mobility Authority, Series 2020-D	1.307%	01/01/22	100,000	99,800
Central Texas Regional Mobility Authority, Series 2020-C	1.345%	01/01/24	135,000	136,058
Fort Bend County Texas, Series 2020	5.000%	03/01/23	185,000	203,742
				489,705

Total Municipal Bonds (Cost $1,325,501)				1,335,218

ASSET BACKED SECURITIES — 0.8%
Honda Auto Receivables Owner Trust	3.010%	05/18/22	197,419	199,065
Verizon Owner Trust, Series 2018-A, Class A-1A (a)	3.230%	04/20/23	14,055	14,241
Total Asset Backed Securities (Cost $213,249)				213,306

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.4%
FHLMC Remic, Series K-021, Class A-2	2.396%	06/25/22	415,000	425,951
FHLMC Remic, Series K-029, Class A-2 (a)	3.320%	02/25/23	450,000	475,885
FNMA Remic Trust, Series 2012-M13, Class A-2	2.377%	05/25/22	8,407	8,585
Total Commercial Mortgage-Backed Securities (Cost $909,444)				910,421

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	71

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
U.S. GOVERNMENT & AGENCIES — 1.8%
FNMA (Cost $484,721)	0.310%	11/16/23	$485,000	$485,511

U.S. TREASURY BONDS & NOTES — 5.7%
United States Treasury	2.625%	06/15/21	500,000	505,586
United States Treasury	2.625%	12/15/21	375,000	383,921
United States Treasury	2.250%	04/15/22	600,000	616,359
Total U.S. Treasury Bonds & Notes (Cost $1,501,720)				$1,505,866

Investments at Value — 98.0% (Cost $25,904,380)				$26,038,335

Other Assets in Excess of Liabilities — 2.0%				518,499

Net Assets — 100.0%				$26,556,834

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities are restricted. See the table below for additional information regarding each restricted security.

(c)	Step coupon. Rate shown is the coupon in effect as of December 31, 2020; reference rate and spread (in basis points) are indicated parenthetically.

(d)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Restricted Securities

						Value as a
						Percentage of
Issuer Description	Coupon	Maturity Date	Acquisition Dates	Cost	Value	Net Assets
Dell International, LLC/EMC Corp., 144A	5.450%	06/15/23	6/3/20-12/21/20	$544,177	$552,978	2.08%

See Notes to Financial Statements.
72	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 47.8%
Finance — 9.9%
Banking — 4.5%
Bank of America Corp., Series N (Yield of Treasury Note 0.625% 05/30 +128) (a)	1.898%	07/23/31	$3,700,000	$3,736,097
Bank of America Corp., Series N	4.083%	03/20/51	3,000,000	3,782,452
Capital One Financial Corp.	3.200%	02/05/25	11,640,000	12,698,694
JPMorgan Chase & Co.	3.125%	01/23/25	5,035,000	5,513,669
JPMorgan Chase & Co.	2.739%	10/15/30	5,055,000	5,500,834
PNC Bank NA	2.700%	11/01/22	6,675,000	6,953,800
Trust Financial Corp., Series G	2.850%	10/26/24	3,676,000	3,977,264
Wells Fargo & Co., Series Q	2.406%	10/30/25	7,725,000	8,166,743
				50,329,553
Broker/Asset Managers/Exchanges — 1.7%
Cboe Global Markets, Inc.	3.650%	01/12/27	9,800,000	11,143,210
FMR LLC, 144A (b) (c)	5.350%	11/15/21	3,351,000	3,492,228
FMR LLC, 144A (b) (c)	6.450%	11/15/39	2,575,000	3,917,094
				18,552,532
Life Insurance — 1.3%
Aviation Capital Group LLC, 144A (b) (c)	3.875%	05/01/23	4,250,000	4,428,144
Massachusetts Mutual Life Insurance Co., 144A (b) (c)	3.729%	10/15/70	2,279,000	2,510,341
Northwestern Mutual Life Insurance Co. (The), 144A (b) (c)	3.850%	09/30/47	6,775,000	7,965,550
				14,904,035
Mortgage Banking — 0.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (b) (c)	6.375%	06/15/25	6,195,000	6,349,875
Noncaptive Diversified Financial Companies — 0.4%
Aircastle, Ltd.	5.000%	04/01/23	3,000,000	3,197,532
GATX Corp.	4.000%	06/30/30	1,575,000	1,860,359
				5,057,891
Real Estate Investment Trusts — 1.4%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	6,568,656
Ventas Realty LP	3.500%	04/15/24	3,000,000	3,262,744
Ventas Realty LP	4.400%	01/15/29	2,955,000	3,464,145
Washington REIT	3.950%	10/15/22	2,025,000	2,106,828
				15,402,373
Industrial — 34.6%
Aerospace / Defense — 0.5%
Airbus Finance BV, 144A (b) (c)	2.700%	04/17/23	1,860,000	1,952,420
Raytheon Technologies Corp.	3.150%	12/15/24	3,696,000	4,014,336
				5,966,756
Automobile Manufacturing — 1.8%
General Motors Financial Co., Inc.	4.200%	11/06/21	2,500,000	2,576,755
General Motors Financial Co., Inc.	3.950%	04/13/24	4,425,000	4,819,077
Goodyear Tire & Rubber Co.	5.125%	11/15/23	2,000,000	2,002,500
Goodyear Tire & Rubber Co.	9.500%	05/31/25	1,500,000	1,695,450
Harley-Davidson Financial Services, Inc., 144A (b) (c)	4.050%	02/04/22	8,600,000	8,900,205
				19,993,987
Beverage / Bottling — 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.900%	02/01/46	5,700,000	7,418,238
Fomento Economico Mexicano S.A.B. de C.V.	2.875%	05/10/23	7,548,000	7,887,182
PepsiCo, Inc.	3.875%	03/19/60	1,575,000	2,111,040
				17,416,460
Building Products — 1.5%
Allegion PLC	3.500%	10/01/29	5,063,000	5,615,890
Allegion US Holding Co., Inc.	3.550%	10/01/27	2,550,000	2,787,759

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	73

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Building Products (continued)
Masco Corp.	6.500%	08/15/32	$6,205,000	$8,279,957
				16,683,606
Construction Machinery — 1.7%
CNH Industrial N.V.	4.500%	08/15/23	3,275,000	3,570,782
Deere & Co.	3.750%	04/15/50	1,590,000	2,056,400
H&E Equipment Services, Inc.	3.875%	12/15/28	5,550,000	5,591,792
John Deere Capital Corp.	1.750%	03/09/27	2,045,000	2,147,467
United Rentals North America	3.875%	02/15/31	5,295,000	5,554,720
				18,921,161
Consumer Products — 0.5%
Vista Outdoor, Inc.	5.875%	10/01/23	5,175,000	5,226,750

Diversified Manufacturing — 0.8%
Roper Technologies, Inc.	3.650%	09/15/23	7,991,000	8,669,819

Electronics — 1.6%
Amkor Technology, Inc., 144A (b) (c)	6.625%	09/15/27	4,422,000	4,797,870
Analog Devices, Inc.	2.950%	04/01/25	3,900,000	4,256,634
Dell, Inc.	7.100%	04/15/28	4,492,000	5,906,935
EMC Corp.	3.375%	06/01/23	2,000,000	2,095,900
QORVO, Inc., 144A (b)	4.375%	10/15/29	775,000	852,670
QORVO, Inc., 144A (b) (c)	3.375%	04/01/31	500,000	516,250
				18,426,259
Food Processors — 0.4%
Kraft Heinz Food Co.	4.625%	01/30/29	3,495,000	3,997,338

Gaming — 0.5%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.	5.625%	05/01/24	5,199,000	5,646,894

Healthcare Facilities / Supplies — 0.8%
Hologic, Inc., 144A (b) (c)	4.625%	02/01/28	3,146,000	3,338,693
Teleflex, Inc.	4.625%	11/15/27	1,390,000	1,493,847
Teleflex, Inc., 144A (b) (c)	4.250%	06/01/28	3,741,000	3,965,460
				8,798,000
Independent Energy — 2.7%
Apache Corp.	3.250%	04/15/22	1,670,000	1,682,525
Diamondback Energy, Inc.	3.500%	12/01/29	7,965,000	8,504,896
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	6,784,775
PDC Energy, Inc., Series 2018-A, CV	1.125%	09/15/21	8,025,000	7,796,928
Range Resources Corp.	4.875%	05/15/25	6,400,000	6,045,376
				30,814,500
Information / Data Technology — 0.7%
Fiserv, Inc.	3.200%	07/01/26	7,475,000	8,371,352

Lease / Rent — 0.9%
SBA Tower Trust, 144A, Series 2019-1C, Class 1C (b) (c)	2.836%	01/15/50	10,000,000	10,457,000

Media — Cable — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (b) (c)	5.000%	02/01/28	3,000,000	3,172,500
Comcast Corp.	2.350%	01/15/27	8,200,000	8,822,506
Dish DBS Corp.	5.875%	07/15/22	4,044,000	4,225,980
Sirius XM Radio, Inc., 144A (b) (c)	5.375%	07/15/26	4,000,000	4,170,000
				20,390,986
Media - Non-Cable — 2.1%
AMC Networks, Inc.	4.750%	12/15/22	3,932,000	3,936,915

See Notes to Financial Statements.
74	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Media - Non-Cable (continued)
Lamar Media Corp., 144A (b) (c)	3.750%	02/15/28	$2,400,000	$2,466,480
Moody’s Corp.	4.875%	02/15/24	9,235,000	10,398,867
Netflix, Inc.	4.875%	04/15/28	1,000,000	1,127,700
Netflix, Inc.	6.375%	05/15/29	1,000,000	1,235,000
Netflix, Inc., 144A (b) (c)	4.875%	06/15/30	350,000	402,500
Walt Disney Co. (The)	4.625%	03/23/40	2,630,000	3,505,436
				23,072,898
Metals / Mining — 0.5%
FMG Resources August 2006 Pty., Ltd., 144A (b) (c)	4.750%	05/15/22	5,370,000	5,524,387

Midstream Energy — 3.2%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	5,932,000	6,391,730
Boardwalk Pipelines LP	3.375%	02/01/23	5,305,000	5,534,989
Boardwalk Pipelines LP	4.950%	12/15/24	3,015,000	3,364,429
Magellan Midstream Partners LP	5.000%	03/01/26	6,125,000	7,297,969
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	7,617,148
Valero Energy Partners LP	4.375%	12/15/26	5,187,000	6,002,371
				36,208,636
Oil Field Services — 0.1%
Burlington Resources, Inc.	6.875%	02/15/26	1,000,000	1,248,739

Packaging — 1.6%
Avery Dennison Corp.	4.875%	12/06/28	5,775,000	7,145,152
Ball Corp.	4.875%	03/15/26	4,500,000	5,082,750
Silgan Holdings, Inc.	4.750%	03/15/25	779,000	791,659
Silgan Holdings, Inc.	4.125%	02/01/28	4,820,000	5,006,775
				18,026,336
Paper & Forest Products — 0.6%
Graphic Packaging International, Inc.	4.875%	11/15/22	1,601,000	1,677,048
West Fraser Timber Co., Ltd., 144A (b) (c)	4.350%	10/15/24	5,220,000	5,454,855
				7,131,903
Railroads — 0.3%
Kansas City Southern	2.875%	11/15/29	3,293,000	3,567,792

Restaurants — 0.2%
Starbucks Corp., CV	2.000%	03/12/27	2,000,000	2,121,482

Retail Stores — 1.3%
AutoNation, Inc.	4.750%	06/01/30	3,369,000	4,051,980
Group 1 Automotive, Inc., 144A (b) (c)	4.000%	08/15/28	5,438,000	5,605,382
Hanesbrands, Inc., 144A (b) (c)	4.625%	05/15/24	2,491,000	2,609,323
Hanesbrands, Inc., 144A (b) (c)	4.875%	05/15/26	2,000,000	2,172,500
				14,439,185
Services — 2.3%
Block Financial LLC	3.875%	08/15/30	5,340,000	5,765,665
Quanta Services, Inc.	2.900%	10/01/30	8,000,000	8,572,502
QVC, Inc.	4.850%	04/01/24	5,122,000	5,518,955
QVC, Inc.	4.750%	02/15/27	2,085,000	2,236,162
Service Corp. International	4.625%	12/15/27	483,000	514,395
Service Corp. International	5.125%	06/01/29	2,700,000	2,990,250
				25,597,929
Supermarkets — 0.7%
Alimentation Couche-Tard, Inc., 144A (b) (c)	3.550%	07/26/27	4,660,000	5,245,102
Tesco PLC, 144A (b) (c)	6.150%	11/15/37	2,146,000	2,767,760
				8,012,862

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	75

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Transportation Services — 1.5%
American Airlines, Inc., Series 2013-2, Class A (c)	4.950%	07/15/24	$7,125,487	$6,789,538
FedEx Corp.	3.900%	02/01/35	6,190,000	7,385,897
United Parcel Service, Inc.	5.200%	04/01/40	1,540,000	2,183,345
				16,358,780
Vehicle Parts — 0.5%
Meritor, Inc., 144A (b) (c)	6.250%	06/01/25	4,887,000	5,277,960

Wireless Telecommunications — 0.4%
T-Mobile, Inc., 144A (b) (c)	3.875%	04/15/30	3,600,000	4,168,836

Wireline Telecommunications — 1.6%
AT&T, Inc.	3.500%	06/01/41	1,275,000	1,372,635
AT&T, Inc., 144A (b) (c)	3.550%	09/15/55	3,362,000	3,344,123
Qwest Corp.	6.750%	12/01/21	6,861,000	7,177,635
Verizon Communications, Inc.	4.400%	11/01/34	4,625,000	5,767,652
				17,662,045
Utility — 3.3%
Electric — 3.3%
Nevada Power Co.	6.750%	07/01/37	2,850,000	4,320,543
NextEra Energy Capital Holdings, Inc., Series I	2.403%	09/01/21	1,655,000	1,677,745
NRG Energy, Inc., 144A (b) (c)	5.250%	06/15/29	5,575,000	6,132,500
Oncor Electric Delivery Co. LLC	4.100%	06/01/22	4,730,000	4,929,224
Oncor Electric Delivery Co. LLC	5.750%	03/15/29	4,725,000	6,228,091
Tenaska Virginia Partners LP, 144A (b) (c)	6.119%	03/30/24	73,176	77,743
Virginia Electric & Power Co., Series A	6.000%	05/15/37	5,581,000	8,161,217
Vistra Operations Co. LLC, 144A (b) (c)	5.000%	07/31/27	5,100,000	5,406,000
				36,933,063

Total Corporate Bonds (Cost $497,513,829)				535,729,960

MUNICIPAL BONDS — 9.5%
California — 2.8%
California Educational Facilities Authority, Series 2018-A	4.842%	10/01/48	3,635,000	4,125,616
City of San Francisco, CA, Public Utilities Commission Water Revenue, Series 2010-B	6.000%	11/01/40	7,750,000	10,924,322
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-A	5.750%	01/15/46	4,500,000	5,059,080
San Diego County Regional Airport Authority, Series 2014-B	5.594%	07/01/43	3,215,000	3,401,888
University of California, Series 2013-AJ	4.601%	05/15/31	6,390,000	7,789,921
				31,300,827
Colorado — 0.4%
Denver Colorado Public Schools, Series 2013-B	4.242%	12/15/37	3,900,000	4,731,480

District of Columbia — 0.4%
District of Columbia Income Tax, Series 2009-E	5.591%	12/01/34	2,880,000	3,892,579

Massachusetts — 0.9%
Commonwealth of Massachusetts, Series 2019-D	2.663%	09/01/39	9,380,000	10,492,656

New York — 0.8%
New York City Transitional Finance Authority, Series B SUB B-3	3.950%	08/01/32	7,665,000	8,774,892

Texas — 2.0%
Central Texas Regional Mobility Authority, Series 2020-D	3.593%	01/01/42	4,950,000	4,888,422
Dallas Area Rapid Transit, Series 2010-B	4.920%	12/01/41	6,110,000	8,383,348
North Texas Tollway Authority System, Series 2020-B	2.327%	01/01/33	4,920,000	4,992,275

See Notes to Financial Statements.
76	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Texas (continued)
Texas Transportation Commission Central Texas Turnpike System, Series 2020-B	1.980%	08/15/42	$4,025,000	$4,062,915
				22,326,960
Utah — 0.5%
Utah Transit Authority Sales Tax Revenue, Series 2020	2.774%	12/15/38	5,925,000	6,085,804

Virginia — 0.8%
Virginia Small Business Financing Authority, Series 2017 (a) (d)	2.935%	07/01/50	9,000,000	8,877,150

Washington — 0.9%
Port of Seattle Washington, Series 2017-B	3.755%	05/01/36	1,925,000	2,053,051
State of Washington, Series 2010-D	5.481%	08/01/39	5,275,000	7,616,942
				9,669,993

Total Municipal Bonds (Cost $97,943,061)				106,152,341

ASSET BACKED SECURITIES — 2.5%
Bear Stearns, Series 2003-AC4, Class A (e)	5.500%	09/25/33	3,143,084	3,250,849
CWABS Asset-Backed Certificates Trust, Series 2005-1, Class AF-6 (a)	5.030%	07/25/35	10,022	10,160
Deephaven Residential Mortgage Trust, Series 2017-3, Class A-3, 144A (a) (b) (c)	2.813%	10/25/47	291,157	294,091
Deephaven Residential Mortgage Trust, Series 2018-1, Class A-3, 144A (a) (b) (c)	3.200%	01/25/58	608,891	609,929
Deephaven Residential Mortgage Trust, Series 2018-2, Class A-1, 144A (a) (b) (c)	3.479%	04/25/58	2,136,085	2,178,050
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A 15-2, 144A (b) (c)	3.482%	06/16/25	10,800,000	11,579,250
InSite Issuer LLC, Series 2016-1, Class C, 144A (b) (c)	6.414%	11/15/46	5,790,000	6,223,910
John Deere Owner Trust, Series 2018-B, Class A-3	3.080%	11/15/22	2,342,845	2,366,600
Renaissance Home Equity Loan Trust, Series 2005-2, Class A-F6 (a) (e)	4.780%	08/25/35	622,398	654,620
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1, Class A, 144A (b) (c)	2.910%	03/20/34	775,939	789,671
Total Asset Backed Securities (Cost $26,616,351)				27,957,130

MORTGAGE-BACKED SECURITIES PASSTHROUGH — 21.4%
Fannie Mae Pool — 14.7%
Pool #AC8938	4.500%	01/01/25	1,153,724	1,221,247
Pool #AD4268	4.500%	03/01/25	780,432	829,780
Pool #MA3125	3.000%	09/01/32	8,489,165	8,919,088
Pool #725705	5.000%	08/01/34	114,532	132,942
Pool #735288	5.000%	03/01/35	611,467	709,936
Pool #MA4075	2.500%	07/01/35	6,558,906	6,850,653
Pool #MA4095	2.000%	08/01/35	17,833,112	18,639,794
Pool #MA2354, Series 2015	3.500%	08/01/35	6,408,639	6,903,580
Pool #MA4155	2.000%	10/01/35	19,473,546	20,356,755
Pool #735897	5.500%	10/01/35	445,836	521,871
Pool #745275	5.000%	02/01/36	610,627	709,614
Pool #888016	5.500%	05/01/36	768,383	902,864
Pool #190377	5.000%	11/01/36	590,697	686,485
Pool #888405	5.000%	12/01/36	123,176	143,189
Pool #889108	6.000%	02/01/38	409,938	484,510
Pool #889579	6.000%	05/01/38	686,053	810,484
Pool #995838	5.500%	05/01/39	545,581	641,227
Pool #AL3287, Series 2013	4.500%	09/01/41	2,412,539	2,707,904
Pool #AL0933, Series 2011	5.000%	10/01/41	698,337	811,941
Pool #AL5315, Series 2014	4.000%	06/01/42	1,467,914	1,616,624
Pool #AU1628, Series 2013	3.000%	07/01/43	1,957,761	2,086,344
Pool #MA1700, Series 2013	4.500%	12/01/43	1,826,683	2,049,181
Pool #MA1971	4.500%	06/01/44	308,869	345,255

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	77

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Fannie Mae Pool (continued)
Pool #MA2005	4.500%	08/01/44	$519,004	$577,671
Pool #MA2145, Series 2014	4.000%	01/01/45	6,159,166	6,754,759
Pool #AS8461, Series 2016	3.500%	12/01/46	7,576,456	8,108,901
Pool #MA2956	3.000%	04/01/47	9,573,179	10,082,279
Pool #AL9242, Series 2016	3.000%	10/25/49	6,374,661	6,787,938
Pool #MA4120	2.500%	09/01/50	7,414,045	7,821,144
Pool #MA4159	2.500%	10/01/50	7,872,506	8,304,778
Pool #MA4182	2.000%	11/01/50	10,926,782	11,349,931
Pool #MA4210	2.500%	12/01/50	14,771,100	15,582,168
Pool #MA4238	2.500%	01/01/51	9,350,000	9,863,400
				164,314,237
Freddie Mac Gold Pool — 1.1%
Pool #G08061	5.500%	06/01/35	59,358	69,792
Pool #G08079	5.000%	09/01/35	553,662	644,082
Pool #G01960	5.000%	12/01/35	186,677	217,118
Pool #A42128	5.500%	01/01/36	249,318	293,153
Pool #G02064	5.000%	02/01/36	315,404	366,296
Pool #G05200	5.000%	05/01/36	1,074,723	1,249,870
Pool #G02252	5.500%	07/01/36	578,062	679,711
Pool #G02386	6.000%	11/01/36	365,174	435,736
Pool #G03189	6.500%	09/01/37	700,484	829,527
Pool #G08607	4.500%	09/01/44	1,121,097	1,250,757
Pool #G67700, Series 2016	3.500%	08/01/46	5,244,494	5,728,499
				11,764,541
Freddie Mac Non-Gold Pool — 5.6%
Pool #781958 (a)	0.460%	09/01/34	51,976	54,613
Pool #SB8057	2.000%	08/01/35	7,005,056	7,321,090
Pool #SB8069	2.000%	10/01/35	12,613,672	13,184,486
Pool #QB3703	2.500%	09/01/50	9,860,316	10,401,737
Pool #SD8092	3.000%	09/01/50	14,931,717	15,688,762
Pool #SD8113	2.000%	11/01/50	15,953,853	16,571,679
				63,222,367
Ginnie Mae I Pool — 0.0% (f)
Pool #550656	5.000%	09/15/35	90,999	102,549

Ginnie Mae II Pool — 0.0% (f)
Pool #G24496	5.000%	07/20/39	446,425	511,083

Total Mortgage-Backed Securities Passthrough (Cost $235,178,270)				239,914,777

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
American Home Mortgage Investment Trust, Series 2004-4, Class VI-A-1 (a) (e)	6.000%	02/25/45	1,948,689	2,032,637
Banc of America Funding Trust, Series 2005-4, Class 1-A-4	5.500%	08/25/35	71,837	74,672
Banc of America Funding Trust, Series 2005-4, Class 2-A-4	5.500%	08/25/35	102,939	106,116
CHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5-A (a)	4.609%	07/20/34	981,787	966,674
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A-3	6.000%	03/25/35	814,970	752,582
PHMC Trust, Series 2007-2, Class A-2 (a)	5.447%	05/18/37	443,865	450,539
Sequoia Mortgage Trust, Series 2017-CH2, Class A-10, 144A (a) (b) (c)	4.000%	12/25/47	951,393	956,343
Total Residential Mortgage-Backed Securities (Cost $5,431,161)				5,339,563

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.9%
FHLMC Remic, Series K-043 , Class A-2 (a) (Cost $9,834,977)	3.060%	12/25/24	9,000,000	9,896,176

U.S. GOVERNMENT & AGENCIES — 1.5%
FNMA (Cost $16,759,423)	0.750%	10/08/27	16,775,000	16,841,157

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
U.S. TREASURY BONDS & NOTES — 14.2%
United States Treasury	0.250%	05/31/25	$235,000	$234,513
United States Treasury	2.250%	11/15/25	31,915,000	34,844,697
United States Treasury	2.375%	05/15/27	3,725,000	4,153,520
United States Treasury	2.625%	02/15/29	6,650,000	7,630,096
United States Treasury	1.625%	08/15/29	5,000,000	5,345,703
United States Treasury	0.875%	11/15/30	11,825,000	11,778,809
United States Treasury	3.750%	08/15/41	4,500,000	6,384,727
United States Treasury	3.125%	11/15/41	16,425,000	21,447,457
United States Treasury	2.875%	05/15/43	20,805,000	26,256,560
United States Treasury	2.500%	02/15/45	25,675,000	30,561,273
United States Treasury	3.000%	02/15/49	120,000	157,978
United States Treasury	1.250%	05/15/50	11,165,000	10,106,070

Total U.S. Treasury Bonds & Notes (Cost $137,932,462)				158,901,403

Investments at Value — 98.3% (Cost $1,027,209,534)				$1,100,732,507

Other Assets in Excess of Liabilities — 1.7%				19,818,017
Net Assets — 100.0%				$1,120,550,524

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities represent $150,072,995 or 13.4% of net assets as of December 31, 2020.

(c)	Restricted Security. See the table on the following page for additional information.

(d)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(e)	Step coupon. Rate shown is the coupon in effect as of December 31, 2020; reference rate and spread (in basis points) are indicated parenthetically.

(f)	Percentage rounds to less than 0.1%.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	79

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2020

Restricted Securities

						Value as a
						Percentage of
Issuer Description	Coupon	Maturity Date	Acquisition Dates	Cost	Value	Net Assets
Airbus Finance BV, 144A	2.700%	04/17/23	08/16/16-12/02/16	$1,873,681	$1,952,420	0.17%
Alimentation Couche-Tard, Inc., 144A	3.550%	07/26/27	07/19/17-08/18/17	4,658,203	5,245,102	0.47%
American Airlines, Inc., Series 2013-2, Class A	4.950%	07/15/24	07/24/13-08/15/19	7,245,901	6,789,538	0.61%
Amkor Technology, Inc., 144A	6.625%	09/15/27	04/20/20-08/11/20	4,702,532	4,797,870	0.43%
AT&T, Inc., 144A	3.550%	09/15/55	09/21/2020	2,431,970	3,344,123	0.30%
Aviation Capital Group LLC, 144A	3.875%	05/01/23	12/10/18	4,202,119	4,428,144	0.40%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.000%	02/01/28	08/19/20	3,142,552	3,172,500	0.28%
Deephaven Residential Mortgage Trust, Series 2017-3, Class A-3, 144A	2.813%	10/25/47	11/01/17-06/28/18	290,846	294,091	0.03%
Deephaven Residential Mortgage Trust, Series 2018-1, Class A-3, 144A	3.200%	01/25/58	01/26/18	608,889	609,929	0.05%
Deephaven Residential Mortgage Trust, Series 2018-2, Class A-1, 144A	3.479%	04/25/58	05/23/18-02/03/20	2,133,873	2,178,050	0.19%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	06/18/19-09/18/20	5,298,901	5,524,387	0.49%
FMR LLC, 144A	5.350%	11/15/21	10/23/2019-04/13/20	3,439,202	3,492,228	0.31%
FMR LLC, 144A	6.450%	11/15/39	03/27/19	3,309,666	3,917,094	0.35%
Group 1 Automotive, Inc., 144A	4.000%	08/15/28	10/19/20-11/20/20	5,496,344	5,605,382	0.50%
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A 15-2, 144A	3.482%	06/16/25	05/20/15-05/27/15	10,810,740	11,579,250	1.03%
Hanesbrands, Inc., 144A	4.625%	05/15/24	03/18/20-06/02/20	2,387,419	2,609,323	0.23%
Hanesbrands, Inc., 144A	4.875%	05/15/26	04/02/20-06/04/20	2,008,321	2,172,500	0.19%
Harley-Davidson Financial Services, Inc., 144A	4.050%	02/04/22	01/31/19	8,597,428	8,900,205	0.79%
Hologic, Inc., 144A	4.625%	02/01/28	04/01/20-04/08/20	3,135,249	3,338,693	0.30%
InSite Issuer, LLC, Series 2016-1, Class C, 144A	6.414%	11/15/46	10/25/16-02/12/19	5,796,107	6,223,910	0.56%
Lamar Media Corp., 144A	3.750%	02/15/28	04/16/2020	2,352,656	2,466,480	0.22%
Massachusetts Mutual Life Insurance Co., 144A	3.729%	10/15/70	10/14/19	2,341,782	2,510,341	0.22%
Meritor, Inc., 144A	6.250%	06/01/25	07/30/20-11/02/20	5,160,170	5,277,960	0.47%
Netflix, Inc., 144A	4.875%	06/15/30	04/21/20	365,004	402,500	0.04%
Northwestern Mutual Life Insurance Co. (The), 144A	3.850%	09/30/47	05/23/18-09/30/19	6,266,115	7,965,550	0.71%
NRG Energy, Inc., 144A	5.250%	06/15/29	11/30/20	6,082,705	6,132,500	0.55%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-03/24/20	5,777,988	6,349,875	0.57%
QORVO, Inc., 144A	3.375%	04/01/31	06/16/2020	500,000	516,250	0.05%
SBA Tower Trust, Series 2019-1C, Class 1C, 144A	2.836%	01/15/50	09/25/2020	10,573,108	10,457,000	0.93%
Sequoia Mortgage Trust, Series 2017-CH2, Class A-10, 144A	4.000%	12/25/47	11/07/17-09/19/18	969,815	956,343	0.09%
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1, Class A, 144A	2.910%	03/20/34	03/13/17-07/23/19	776,303	789,671	0.07%
Sirius XM Radio, Inc., 144A	5.375%	07/15/26	03/30/20-06/02/20	4,093,265	4,170,000	0.37%
Teleflex, Inc., 144A	4.250%	06/01/28	05/21/20-12/14/20	3,948,883	3,965,460	0.35%
Tenaska Virginia Partners LP, 144A	6.119%	03/30/24	04/29/04-06/26/14	73,165	77,743	0.01%
Tesco PLC, 144A	6.150%	11/15/37	10/07/14	2,254,277	2,767,760	0.25%
T-Mobile USA, Inc., 144A	3.875%	04/15/30	04/02/20	3,575,427	4,168,836	0.37%
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/17/19-08/31/20	5,174,603	5,406,000	0.48%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	10/07/14	5,220,000	5,454,855	0.49%
				$147,075,209	$156,009,863	13.92%

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 94.2%
Finance — 8.0%
Gaming — 2.1%
MGM Growth Properties Operating Partnership LP	4.500%	01/15/28	$1,671,000	$1,777,743

Health Insurance — 0.9%
Centene Corp., 144A (a)	5.375%	06/01/26	725,000	764,665

Mortgage Banking — 2.0%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	1,576,000	1,615,400

Noncaptive Diversified Financial Companies — 1.3%
Aircastle, Ltd., 144A (a)	5.250%	08/11/25	1,000,000	1,101,136

Real Estate Investment Trusts — 1.7%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,350,000	1,436,063

Industrial — 83.4%
Automobile Manufacturing — 4.4%
Ford Motor Co.	7.400%	11/01/46	1,000,000	1,213,370
General Motors Co.	6.800%	10/01/27	850,000	1,091,926
Goodyear Tire & Rubber Co.	9.500%	05/31/25	100,000	113,030
Goodyear Tire & Rubber Co.	5.000%	05/31/26	470,000	480,575
Goodyear Tire & Rubber Co.	4.875%	03/15/27	750,000	766,875
				3,665,776
Building Products — 4.6%
James Hardie International Finance DAC, 144A (a)	4.750%	01/15/25	839,000	855,780
Masco Corp.	6.500%	08/15/32	966,000	1,289,031
Summit Materials LLC, 144A (a)	6.500%	03/15/27	525,000	557,812
Summit Materials LLC, 144A (a)	5.250%	01/15/29	1,106,000	1,161,300
				3,863,923
Chemicals — 4.6%
Axalta Coating Systems LLC, 144A (a)	4.750%	06/15/27	370,000	393,588
Axalta Coating Systems LLC, 144A (a)	3.375%	02/15/29	650,000	650,000
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,245,000
Compass Minerals International, Inc., 144A (a)	6.750%	12/01/27	309,000	334,993
Olin Corp.	5.125%	09/15/27	556,000	581,654
Olin Corp.	5.000%	02/01/30	575,000	612,375
				3,817,610
Construction Machinery — 3.7%
H&E Equipment Services, Inc.	3.875%	12/15/28	1,461,000	1,472,001
United Rentals North America, Inc.	4.875%	01/15/28	1,496,000	1,593,240
				3,065,241
Consumer Products — 1.8%
Vista Outdoor, Inc.	5.875%	10/01/23	1,500,000	1,515,000

Diversified Manufacturing — 3.6%
ATS Automation Tooling Systems, Inc., 144A (a)	4.125%	12/15/28	1,000,000	1,017,500
BWX Technologies, Inc., 144A (a)	4.125%	06/30/28	807,000	840,289
Wesco Distribution, Inc.	5.375%	06/15/24	1,106,000	1,133,650
				2,991,439
Electronics — 4.9%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	1,460,000	1,584,100
Dell, Inc.	7.100%	04/15/28	655,000	861,318
QORVO, Inc.	4.375%	10/15/29	1,282,000	1,410,482

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	81

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Electronics (continued)
Sensata Technologies, Inc., 144A (a)	3.750%	02/15/31	$250,000	$259,145
				4,115,045
Environmental — 1.1%
Clean Harbors, Inc., 144A (a)	5.125%	07/15/29	850,000	928,625

Food Processors — 0.8%
Kraft Heinz Foods Co.	6.875%	01/26/39	466,000	644,990

Healthcare Facilities / Supplies — 4.3%
Hill-Rom Holdings, Inc., 144A (a)	5.000%	02/15/25	500,000	513,750
Hologic, Inc., 144A (a)	3.250%	02/15/29	1,500,000	1,526,250
Teleflex, Inc.	4.875%	06/01/26	595,000	619,568
Teleflex, Inc.	4.625%	11/15/27	825,000	886,636
				3,546,204
Independent Energy — 10.6%
Apache Corp.	4.875%	11/15/27	849,000	899,940
Apache Corp.	4.250%	01/15/30	575,000	603,750
Diamondback Energy, Inc.	3.500%	12/01/29	1,411,000	1,506,643
Occidental Petroleum Corp.	3.400%	04/15/26	1,000,000	953,405
Occidental Petroleum Corp.	7.500%	05/01/31	296,000	330,040
PDC Energy, Inc., Series 2018-A, CV	1.125%	09/15/21	2,381,000	2,313,331
PDC Energy, Inc.	6.125%	09/15/24	290,000	298,007
Range Resources Corp.	4.875%	05/15/25	2,000,000	1,889,180
				8,794,296
Information / Data Technology — 0.6%
CDK Global, Inc.	5.000%	10/15/24	500,000	549,375

Leisure / Entertainment — 1.7%
Cedar Fair LP	5.375%	04/15/27	292,000	298,570
Cedar Fair LP	5.250%	07/15/29	1,100,000	1,132,505
				1,431,075
Media — Cable — 3.7%
DISH DBS Corp.	5.875%	07/15/22	1,500,000	1,567,500
Sirius XM Radio, Inc., 144A (a)	5.500%	07/01/29	1,350,000	1,485,422
				3,052,922
Media — Non-Cable — 8.6%
AMC Networks, Inc.	4.750%	12/15/22	651,000	651,814
Lamar Media Corp.	5.750%	02/01/26	183,000	188,719
Lamar Media Corp., 144A (a)	3.750%	02/15/28	1,275,000	1,310,317
Netflix, Inc.	5.875%	11/15/28	745,000	893,069
Netflix, Inc., 144A (a)	4.875%	06/15/30	150,000	172,500
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	1,385,000	1,483,681
Nexstar Broadcasting, Inc., 144A (a)	4.750%	11/01/28	225,000	235,406
Nielsen Co. (Luxembourg) SARL (The), 144A (a)	5.000%	02/01/25	750,000	769,688
Outfront Media Capital LLC	5.625%	02/15/24	1,399,000	1,416,488
				7,121,682
Metals / Mining — 3.5%
FMG Resources August 2006 Pty., Ltd., 144A (a)	5.125%	05/15/24	500,000	542,500
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.500%	09/15/27	800,000	888,792
Freeport-McMoran, Inc.	5.400%	11/14/34	1,172,000	1,466,465
				2,897,757

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Midstream Energy — 3.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	$1,400,000	$1,508,500
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	1,019,000	1,468,939
				2,977,439
Packaging — 2.3%
Berry Global, Inc., 144A (a)	4.500%	02/15/26	500,000	511,250
Berry Plastics Corp.	5.125%	07/15/23	374,000	378,675
Silgan Holdings, Inc.	4.750%	03/15/25	751,000	763,204
Silgan Holdings, Inc.	4.125%	02/01/28	275,000	285,656
				1,938,785
Paper & Forest Products — 1.0%
West Fraser Timber Co., Ltd., 144A (a)	4.350%	10/15/24	770,000	804,643

Restaurants — 1.5%
Aramark Services, Inc.	4.750%	06/01/26	1,200,000	1,235,340

Retail Stores — 3.1%
Group 1 Automotive, Inc., 144A (a)	4.000%	08/15/28	1,164,000	1,199,828
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	1,073,688
Hanesbrands, Inc., 144A (a)	4.875%	05/15/26	250,000	271,563
				2,545,079
Services — 2.2%
QVC, Inc.	4.850%	04/01/24	525,000	565,687
QVC, Inc.	4.750%	02/15/27	680,000	729,300
Service Corp. International	4.625%	12/15/27	501,000	533,565
				1,828,552
Theater Entertainment — 1.4%
Cinemark USA, Inc.	4.875%	06/01/23	1,250,000	1,187,500

Vehicle Parts — 2.8%
Allison Transmission, Inc., 144A (a)	3.750%	01/30/31	1,000,000	1,023,125
Meritor, Inc.	6.250%	02/15/24	97,000	98,990
Meritor, Inc., 144A (a)	6.250%	06/01/25	1,110,000	1,198,800
				2,320,915
Wireless Telecommunications — 1.5%
T-Mobile USA, Inc.	4.750%	02/01/28	1,142,000	1,227,524

Wireline Telecommunications — 1.5%
Lumen Technologies, Inc., Series W	6.750%	12/01/23	510,000	568,012
Lumen Technologies, Inc.	7.995%	06/01/36	559,000	689,499
				1,257,511
Utility — 2.8%
Electric — 2.8%
NRG Energy, Inc., 144A (a)	3.625%	02/15/31	750,000	771,600
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,450,000	1,537,000
				2,308,600

Total Corporate Bonds (Cost $75,081,842)				78,327,855

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	83

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
ASSET BACKED SECURITIES — 1.4%
InSite Issuer LLC, Series 2016-1,Class C, 144A (a) (Cost $1,101,359)	6.414%	11/15/46	$1,103,000	$1,185,660

Investments at Value — 95.6% (Cost $76,183,201)				$79,513,515

Other Assets in Excess of Liabilities — 4.4%				3,626,044
Net Assets — 100.0%				$83,139,559

(a)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. All of these securities are restricted. See the table on the following page for additional information regarding each restricted security.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
84	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2020

Restricted Securities

						Value as a
						Percentage of
Issuer Description	Coupon	Maturity Date	Acquisition Dates	Cost	Value	Net Assets
Aircastle, Ltd., 144A	5.250%	08/11/25	08/05/20	$991,154	$1,101,136	1.32%
Allison Transmission, Inc., 144A	3.750%	01/30/31	11/09/20-12/21/20	1,011,131	1,023,125	1.23%
Amkor Technology, Inc., 144A	6.625%	09/15/27	03/21/19-12/21/20	1,533,160	1,584,100	1.91%
ATS Automation Tooling Systems, Inc., 144A	4.125%	12/15/28	12/14/20-12/21/20	1,012,272	1,017,500	1.22%
Axalta Coating Systems LLC, 144A	4.750%	06/15/27	06/01/20-06/09/20	375,852	393,588	0.47%
Axalta Coating Systems LLC, 144A	3.375%	02/15/29	11/09/20-12/21/20	649,977	650,000	0.78%
Berry Global, Inc., 144A	4.500%	02/15/26	12/21/20	512,209	511,250	0.61%
BWX Technologies, Inc., 144A	4.125%	06/30/28	11/24/20-12/16/20	844,943	840,289	1.01%
Centene Corp., 144A	5.375%	06/01/26	05/09/18	725,000	764,665	0.92%
Clean Harbors, Inc., 144A	5.125%	07/15/29	11/24/20-12/15/20	934,064	928,625	1.12%
Compass Minerals International, Inc., 144A	4.875%	07/15/24	10/23/14-03/18/15	1,193,494	1,245,000	1.50%
Compass Minerals International, Inc., 144A	6.750%	12/01/27	08/12/20	334,899	334,993	0.40%
FMG Resources August 2006 Pty., Ltd., 144A	5.125%	05/15/24	03/03/20	519,845	542,500	0.65%
FMG Resources August 2006 Pty., Ltd., 144A	4.500%	09/15/27	08/13/20	872,188	888,792	1.07%
Group 1 Automotive, Inc., 144A	4.000%	08/15/28	08/04/20-12/21/20	1,182,386	1,199,828	1.44%
Hanesbrands, Inc., 144A	4.625%	05/15/24	05/03/16-01/08/19	1,017,451	1,073,688	1.29%
Hanesbrands, Inc., 144A	4.875%	05/15/26	03/13/20	249,445	271,563	0.33%
Hill-Rom Holdings, Inc., 144A	5.000%	02/15/25	02/09/17	500,000	513,750	0.62%
Hologic, Inc., 144A	3.250%	02/15/29	09/14/20	1,500,000	1,526,250	1.84%
InSite Issuer LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16-08/24/20	1,101,359	1,185,660	1.43%
James Hardie International Finance DAC, 144A	4.750%	01/15/25	11/29/17-11/20/18	831,084	855,780	1.03%
Lamar Media Corp., 144A	3.750%	02/15/28	01/23/20-02/26/20	1,280,957	1,310,317	1.58%
Meritor, Inc. 144A	6.250%	06/01/25	06/03/20-07/30/20	1,121,696	1,198,800	1.44%
Netflix, Inc. , 144A	4.875%	06/15/30	04/21/20	156,430	172,500	0.21%
Nexstar Broadcasting, Inc., 144A	5.625%	07/15/27	11/12/19-09/28/20	1,452,851	1,483,681	1.78%
Nexstar Broadcasting, Inc., 144A	4.750%	11/01/28	09/15/20	225,000	235,406	0.28%
Nielsen Co. (Luxembourg) SARL (The), 144A	5.000%	02/01/25	06/07/17-11/15/17	766,216	769,688	0.93%
NRG Energy, Inc., 144A	3.625%	02/15/31	11/17/20-12/11/20	763,512	771,600	0.93%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-06/16/20	1,398,588	1,615,400	1.94%
Sensata Technologies, Inc., 144A	3.750%	02/15/31	08/03/20	250,000	259,145	0.31%
Sirius XM Radio, Inc. 144A	5.500%	07/01/29	07/21/20-12/21/20	1,474,360	1,485,422	1.79%
Summit Materials LLC, 144A	6.500%	03/15/27	07/09/20	543,002	557,812	0.67%
Summit Materials LLC, 144A	5.250%	01/15/29	08/04/20-12/21/20	1,155,229	1,161,300	1.40%
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/06/19-12/15/20	1,480,709	1,537,000	1.85%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	06/20/16-07/29/20	751,019	804,643	0.97%
				$30,711,482	$31,814,796	38.27%

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	85

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 90.5%
Certificate Participation — 0.8%
Lease / Rent — 0.8%
Monterey County California COP Public Facilities Financing, Series 2015 (a)	4.000%	09/01/45	$185,000	$206,861
Public Water Supply of District No. 1 of Lincoln County, Series 2019 (a)	4.000%	07/01/38	500,000	559,145
Washington State, State & Local Agency Real & Personal Property, Series 2018-C (a)	5.000%	07/01/43	475,000	596,443
				1,362,449
General Obligation — 19.1%
Local — 18.2%
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	50,000	54,397
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,450,000	1,585,517
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	70,000	76,017
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	3,975,000	4,167,072
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/27	1,450,000	1,518,266
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/28	1,450,000	1,512,582
Chambers County Texas Improvement District No. 1, Series 2020	2.000%	09/01/29	1,455,000	1,510,261
City of New York (The) New York, Series 2018 E-1	5.250%	03/01/35	660,000	842,576
City of New York (The) New York, Series 2014 I-1	4.000%	03/01/39	300,000	325,212
City of New York (The) New York, Series 2021-C	4.000%	08/01/40	4,000,000	4,787,320
Fort Bend County Texas Levee District No. 6, Series 2019 (a)	3.000%	09/01/33	320,000	333,194
Fort Bend County Texas Municipal Utility District No. 128, Series 2014 (a)	3.650%	09/01/29	205,000	213,208
Fort Bend County Texas Municipal Utility District No. 25, Series 2019 (a)	3.000%	10/01/34	895,000	947,295
Fort Bend County Texas Municipal Utility District No. 57, Series 2015 (a)	3.125%	04/01/32	250,000	250,948
Harris County Texas Municipal Utility District No. 166, Series 2019 (a)	3.000%	09/01/29	250,000	263,203
Hays County Water Control & Improvement District No. 2, Series 2013 (a)	4.600%	09/01/33	390,000	417,359
High Plains Metropolitan District in the City of Aurora Arapahoe County, Colorado, Series 2017, NATL (a) (b)	5.000%	12/01/35	295,000	358,233
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/31	540,000	563,452
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/32	250,000	259,703
Las Vegas Nevada City Hall, Series 2015-C (a)	4.000%	09/01/38	855,000	962,123
Lazy Nine Texas Municipal Utility District No. 1B, Series 2014 (a)	4.000%	09/01/34	100,000	101,111
Marin California Healthcare District Election 2013, Series 2017-A (a)	4.000%	08/01/47	600,000	682,236
Natomas Unified School District California, Series 2020-A	4.000%	08/01/49	3,000,000	3,374,280
Northwest Harris County Texas Municipal Utility District No. 5, Series 2013 (a)	3.000%	05/01/31	590,000	592,466
Sonterra Texas Municipal Utility District, Series 2020 (a)	4.000%	08/15/39	890,000	966,148
Traditions Metropolitan District No. 2 Arapahoe County, Colorado, Series 2016 (a)	4.250%	12/01/46	100,000	111,005
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.000%	09/01/27	100,000	111,417
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.500%	09/01/33	215,000	231,819
Viridian Municipal Management District, Series 2020	4.000%	12/01/35	770,000	879,140
Viridian Municipal Management District, Series 2020	4.000%	12/01/36	535,000	609,114
Viridian Municipal Management District, Series 2020	4.000%	12/01/36	805,000	916,517
West Harris County Texas Municipal District No. 5, Series 2015 (a)	3.375%	09/01/27	105,000	110,404
Winton Woods City Ohio School District, Series 2017-A (a)	4.000%	11/01/53	1,950,000	2,005,945
				31,639,540
State — 0.9%
California State Tax Exempt	4.000%	11/01/44	1,500,000	1,661,595

Local Authority — 1.2%
Education — 0.1%
Administrators of the Tulane Educational Fund, Series 2013-C (a)	5.000%	10/01/47	170,000	178,940

Healthcare — 0.2%
Denver Health & Hospital Authority, Series B (a)	4.900%	12/01/24	410,000	442,337

See Notes to Financial Statements.
86	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Public Services — 0.6%
Port of Greater Cincinnati Ohio Development Authority, Series 2020	5.250%	12/01/35	$1,000,000	$1,011,700

Utilities — 0.3%
Warm Spring or Reservation Confederated, Series 2019-A	2.950%	11/01/23	250,000	258,025
Warm Spring or Reservation Confederated, Series 2019-A	3.050%	11/01/24	200,000	209,040
				467,065
Prerefunded — 0.5%
Education — 0.2%
Harris County Cultural Education Facilities Finance Corp., Series 2012-A (a)	5.000%	11/15/37	280,000	304,898

Healthcare — 0.3%
Illinois Finance Authority, Series 2012-A (a)	4.250%	05/15/41	375,000	395,633
Washington State Health Care Facilities Authority, Series 2013A-1 (a)	5.250%	01/01/40	95,000	104,298
				499,931
Revenue — 56.3%
Education — 1.6%
Harris County Cultural Education Facilities Finance Corp., Series 2016 (a)	4.000%	11/15/30	300,000	336,243
Massachusetts State Development Finance Agency, Series 2012 (a)	4.000%	09/01/49	1,100,000	1,130,921
Miami-Dade County Educational Facilities Authority, Series 2015-A (a)	5.000%	04/01/31	20,000	22,749
Ohio State University General Receipts Special Purpose, Series 2013-A (a)	4.000%	06/01/43	900,000	968,913
Tulsa Industrial Authority, Series 2011	4.000%	10/01/21	70,000	71,056
Washington Higher Education Facilities Authority, Series 2013-A (a)	5.250%	04/01/43	175,000	187,724
				2,717,606
Healthcare — 1.0%
City of Lakeland Florida, Series 2016 (a)	5.000%	11/15/29	50,000	61,132
City of Lakeland Florida, Series 2015 (a)	5.000%	11/15/45	100,000	113,403
Colorado Health Facilities Authority, Series 2008-D-2	5.000%	01/01/22	60,000	62,422
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/23	50,000	52,000
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/25	210,000	217,991
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	850,000	961,699
Illinois Finance Authority, Series 2015-A (a)	5.000%	11/15/34	130,000	151,811
Illinois Finance Authority, Series 2016-A (a)	5.000%	02/15/45	100,000	118,214
Illinois Finance Authority, Series 2012 (a)	4.000%	06/01/47	35,000	35,956
Kentucky State Economic Development Finance Authority, Series 2009-B	2.700%	05/01/39	25,000	25,385
				1,800,013
Industrial Development — 2.9%
Burke County Georgia Pollution Control, Series 2013-A (c)	1.500%	01/01/40	1,365,000	1,393,761
National Finance Authority Solid Waste Disposal, Series 2020-A-3 (c)	0.250%	04/01/24	3,750,000	3,749,812
				5,143,573
Lease / Rent — 1.6%
Hamilton Ohio Community Authority, Series 2019-A (a)	4.000%	10/15/46	990,000	1,083,515
San Mateo County California Joint Powers Financing Authority, Series 2018-A (a)	4.000%	07/15/52	1,480,000	1,687,008
				2,770,523
Other — 0.0% (d)
Colorado Education & Cultural Facilities Authority, Series B (a)	4.000%	12/01/38	50,000	52,646

Public Services — 3.3%
Lee County Florida Tourist Development, Series 2013	4.000%	10/01/38	1,950,000	2,088,977
Maryland State Economic Development Corp., Series 2020	4.000%	09/01/50	1,000,000	1,028,230
New York City Transitional Finance Authority, Series 2016-S-1	5.000%	07/15/43	1,000,000	1,190,650
New York State Urban Development Corp., Series 2019-A	5.000%	03/15/39	840,000	1,057,400
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/35	275,000	320,688
				5,685,945

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	87

Segall Bryant & Hamill Municipal Opportunities	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Recreation — 0.6%
Collier County Florida Tourist Development, Series 2018	4.000%	10/01/37	$750,000	$851,025
Denver Colorado Convention Center Hotel Authority, Series 2016 (a)	5.000%	12/01/40	175,000	199,817
				1,050,842
State and Non-State Appropriated Tobacco — 2.0%
Buckeye Ohio Tobacco Settlement Financing Authority, Series 2020-A-2 CL 1 (a)	4.000%	06/01/38	925,000	1,119,093
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/34	640,000	791,238
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/35	650,000	797,160
Tobacco Securitization Authority of Southern California, Series 2019-A	5.000%	06/01/48	575,000	718,255
				3,425,746
Tax — 4.2%
City of Williston North Dakota, Series 2018-A (a)	3.200%	07/15/24	515,000	529,708
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	2,000,000	2,128,760
Jamestown Park District, Series A (a)	4.000%	07/01/33	1,000,000	1,083,960
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/34	400,000	445,800
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/35	525,000	582,771
Riverside County California Redevelopment Agency, Series B	0.000%	10/01/38	730,000	499,495
Roaring Fork County Transportation Authority Sales & Use Tax, Series 2019 (a)	4.000%	12/01/44	150,000	177,087
Southwest Houston Texas Redevelopment Authority, Series 2017-B (a)	4.000%	09/01/40	1,350,000	1,519,236
Successor Agency to the Orange Redevelopment Agency, Series A (a)	4.000%	09/01/34	200,000	238,276
Village Community Development District No. 5, Series Phase 1	3.125%	05/01/22	155,000	159,045
				7,364,138
Transportation — 33.5%
Airport Commission of the City and County of San Francisco, San Francisco International Airport, Series 2019-D (a)	5.000%	05/01/39	175,000	223,092
Buffalo & Fort Erie New York Public Bridge Authority, Series 2017	5.000%	01/01/42	1,090,000	1,302,942
Central Texas Regional Mobility Authority, Series A (a)	5.000%	01/01/45	635,000	724,014
City of Austin, Texas Airport Systems, Series 2017-A (a)	5.000%	11/15/46	200,000	235,828
City of St. Louis, Missouri Airport (The), Series 2019-A (a)	5.000%	07/01/49	520,000	634,624
Clark County Nevada Airport System, Series A-2	5.000%	06/01/40	1,520,000	1,842,134
Colorado High Performance Transportation Enterprise, Series 2014 (a)	5.750%	01/01/44	750,000	803,933
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/30	1,500,000	1,733,370
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/35	1,180,000	1,346,156
Florida State Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/40	1,000,000	1,130,950
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-A	5.750%	01/15/46	5,000,000	5,621,200
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-B-2	3.500%	01/15/53	2,750,000	3,003,083
Houston Texas Airport Systems, Series 2018-A	5.000%	07/01/41	1,000,000	1,212,660
Love Field Airport Modernization Corp., Series 2017 (a)	5.000%	11/01/33	425,000	499,405
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/38	285,000	340,424
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/43	345,000	408,104
New Orleans Aviation Board General Airport, Series B (a)	5.000%	01/01/48	390,000	451,955
North Carolina Department of Transportation, Series 2015	5.000%	06/30/54	5,000,000	5,341,050
North Carolina State Turnpike Authority Monroe Expressway Toll, Series A (a)	5.000%	07/01/42	750,000	856,410
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/43	500,000	617,385
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/44	355,000	437,687
North Texas Tollway Authority System, Series 2015-A (a)	5.000%	01/01/38	370,000	423,668
North Texas Tollway Authority System, Series 2020-A	4.000%	01/01/38	3,000,000	3,527,250
North Texas Tollway Authority System, Series A	5.000%	01/01/43	2,790,000	3,417,387
North Texas Tollway Authority System, Series A	4.000%	01/01/43	500,000	574,490
Pennsylvania Turnpike Commission, Series 2015-B (a)	5.000%	12/01/45	1,025,000	1,195,037
Pennsylvania Turnpike Commission, Series A-1	5.000%	12/01/46	3,240,000	3,733,031
Port of Seattle Washington, Series 2018-A	5.000%	05/01/37	3,000,000	3,577,230
Salt Lake City Utah Airport, Series 2017-B	5.000%	07/01/47	550,000	663,718
Salt Lake City Utah Airport, Series 2018-A	5.250%	07/01/48	400,000	486,672
State of Hawaii Airports System, Series B (a)	4.000%	07/01/45	600,000	658,884

See Notes to Financial Statements.
88	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Transportation (continued)
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/30	$120,000	$137,482
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/37	1,000,000	1,132,000
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/42	3,500,000	3,937,745
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	07/01/34	2,500,000	2,596,125
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	01/01/40	130,000	134,959
Virginia Small Business Financing Authority, 144A Series 2017 (a) (c) (e)	2.935%	07/01/50	3,500,000	3,452,225
				58,414,309
Utilites — 1.5%
Philadelphia Pennsylvania Gas Works	5.000%	08/01/50	2,000,000	2,540,960

Utilities — 4.1%
JEA Electric System, Series 2020-A	4.000%	10/01/38	1,870,000	2,245,010
Lower Colorado River Authority Texas Transmission Contract Revenue,
Series 2016 (a)	4.000%	05/15/42	500,000	555,165
Norco California Financing Authority Enterprise, Series 2019-A (a)	4.000%	10/01/44	500,000	589,035
Richmond California Wastewater, Series 2017-A	5.250%	08/01/47	3,000,000	3,765,450
				7,154,660
Variable Rate Demand Note — 12.6%
ABAG Finance Authority, Series 2009-A (c)	0.100%	08/01/24	3,500,000	3,500,000
Franklin County Ohio Hospital, Series 2014 (c)	0.090%	05/01/25	4,030,000	4,030,000
Massachusetts State Health & Educational Facilities Authority, Series P2 (c)	0.110%	07/01/27	3,600,000	3,600,000
Utah Water Finance Agency (c)	0.110%	01/01/40	5,000,000	5,000,000
Weber County Utah Hospital, Series 2000-B (c)	0.110%	02/15/32	5,790,000	5,790,000
				21,920,000

Total Municipal Bonds (Cost $152,316,657)				157,609,416

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	89

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 2.1%
Industrial — 2.1%
Energy — Midstream — 0.2%
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	$250,000	$360,387

Independent Energy — 1.4%
PDC Energy, Inc.	1.125%	09/15/21	2,550,000	2,477,528

Leisure / Entertainment — 0.4%
YMCA of Greater New York, Series 2020	2.260%	08/01/21	600,000	600,095

Paper & Forest Products — 0.1%
West Fraser Timber Co., Ltd., 144A (e)	4.350%	10/15/24	200,000	208,998

Total Corporate Bonds (Cost $3,597,657)				3,647,008

Investments at Value — 92.6% (Cost $155,914,314)				$161,256,424

Other Assets in Excess of Liabilities — 7.4%				12,906,602

Net Assets — 100.0%				$174,163,026

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Percentage rounds to less than 0.1%.

(e)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $3,661,223 as of December 31, 2020, representing 2.1% of net assets.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
90	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 89.3%
Certificate of Participation — 15.6%
Healthcare — 0.3%
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/30	$350,000	$433,076
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/31	350,000	431,204
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/32	225,000	275,659
Denver Health & Hospital Authority COP, Series 2018 (a)	5.000%	12/01/33	240,000	292,961
				1,432,900
Lease / Rent — 15.3%
Aspen Colorado COP, Series 2019 (a)	5.000%	12/01/44	2,070,000	2,642,790
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/40	3,765,000	4,498,648
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/49	9,255,000	10,816,689
Breckenridge Colorado COP, Series 2020-B	5.000%	12/01/23	25,000	28,219
Breckenridge Colorado COP, Series 2020-B (a)	4.000%	12/01/39	1,350,000	1,638,333
Breckenridge Colorado COP, Series 2020-B (a)	4.000%	12/01/44	3,165,000	3,763,628
Castle Pines North Metropolitan District Colorado COP, Series 2015 (a)	4.000%	12/01/44	750,000	765,450
Castle Rock Colorado COP, Series 2020	4.000%	12/01/40	1,025,000	1,225,756
Castle Rock Colorado COP, Series 2020	4.000%	12/01/48	3,930,000	4,604,270
City & County of Denver Colorado COP, Series 2018-A (a)	5.375%	06/01/43	7,000,000	8,349,250
City & County of Denver Colorado COP, Series 2018-A (a)	4.000%	06/01/48	4,925,000	5,500,683
City of Aurora Colorado COP, Series 2020	4.000%	12/01/32	300,000	373,257
City of Aurora Colorado COP, Series 2020	4.000%	12/01/33	275,000	338,871
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/34	450,000	545,202
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/35	615,000	742,772
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	5.000%	03/15/36	1,750,000	2,264,238
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	4.000%	03/15/37	1,450,000	1,751,513
Colorado State Building Excellent Schools Today COP, Series 2018-N (a)	4.000%	03/15/39	200,000	235,694
Colorado State COP Rural Colorado, Series 2020-A (a)	4.000%	12/15/35	410,000	510,401
Colorado State COP Rural Colorado, Series 2018-A (a)	5.000%	12/15/37	1,000,000	1,287,820
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/33	275,000	369,537
Denver City & County School District No. 1 COP, Series 2018-B (a)	5.000%	12/01/36	3,980,000	4,008,019
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/40	1,800,000	2,360,646
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/42	1,860,000	2,422,352
Grand Junction Colorado COP, Series 2019 (a)	4.000%	12/01/35	550,000	668,965
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/23	105,000	118,683
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/24	55,000	64,469
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/28	45,000	58,558
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/30	310,000	420,078
Gunnison County Colorado COP, Series 2020-B (a)	5.000%	12/01/31	200,000	269,588
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/34	125,000	151,374
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/34	55,000	67,816
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/35	390,000	470,734
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/35	310,000	380,857
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/36	810,000	974,219
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/36	325,000	397,738
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/37	840,000	1,007,437
Monument Colorado COP, Series 2020	4.000%	12/01/33	200,000	233,706
Monument Colorado COP, Series 2020	4.000%	12/01/40	750,000	859,815
Monument Colorado COP, Series 2020	4.000%	12/01/45	750,000	849,127
Platteville-Gilcrest Fire Protection District COP, Series 2018 (a)	5.000%	12/01/33	175,000	220,624
Pueblo County School District No. 70 COP, Series 2014 (a)	2.375%	01/15/21	270,000	270,138
State of Colorado Department of Transportation COP, Series 2017 (a)	5.000%	06/15/41	880,000	1,053,721
Town of Firestone Colorado Water Enterprise COP, Series 2018 (a)	5.000%	12/01/42	3,000,000	3,619,500
Westminster Colorado Public Schools COP, Series 2020-A	4.000%	12/01/35	2,000,000	2,467,480
				75,668,665

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	91

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
General Obligation — 18.4%
Local — 18.4%
Anthem West Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/35	$1,165,000	$1,388,983
Arapahoe County School District No. 6 Littleton Colorado, Series 2019A (a)	5.500%	12/01/43	5,000,000	6,504,950
Beacon Point Metropolitan District, Series 2015 (a)	5.000%	12/01/30	1,000,000	1,195,440
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/32	360,000	444,031
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/37	545,000	664,072
Bradburn Metropolitan District No. 2, Series 2018-A	4.000%	12/01/28	500,000	525,465
Bradburn Metropolitan District No. 2, Series 2018-A (a)	5.000%	12/01/38	600,000	669,522
Bromley Park Metropolitan District No. 2, Series 2018-B (a)	6.375%	12/15/47	1,000,000	1,051,470
Bromley Park Metropolitan District No. 2, BAM, Series 2018-A (a) (b)	4.000%	12/01/47	2,500,000	2,821,650
Castle Oaks Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/35	600,000	721,848
Castle Oaks Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/40	615,000	728,720
Castle Oaks Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/45	825,000	962,008
Castle Oaks Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/50	1,180,000	1,367,762
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.500%	12/01/29	750,000	826,297
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	1,600,000	1,740,704
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	2,875,000	3,122,135
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,000,000	1,093,460
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	5,750,000	6,027,840
Copperleaf Metropolitan District No. 2 Colorado, Series 2020	4.000%	12/01/45	2,295,000	2,709,821
Cornerstar Metropolitan District, Series A (a)	5.125%	12/01/37	1,000,000	1,046,700
Cottonwood Highlands Metropolitan District No. 1, Series 2019-A (a)	5.000%	12/01/49	900,000	942,300
Cross Creek Metropolitan District No. 2, AGM, Series 2018 (a) (b)	5.000%	12/01/34	2,480,000	3,157,809
Douglas County Colorado School District No. RE1, Series 2009	5.250%	12/15/21	120,000	125,797
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/35	500,000	617,565
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/36	700,000	861,525
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/37	750,000	920,438
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/38	500,000	609,580
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a) (b)	4.000%	12/01/39	600,000	727,194
Eagle Shadow Metropolitan District No. 1, Series 2013-A (a)	5.000%	11/15/32	500,000	518,245
Flying Horse Metropolitan District No. 2 Colorado, Series 2020-A	4.000%	12/01/44	515,000	612,407
Flying Horse Metropolitan District No. 2 Colorado, Series 2020-A	4.000%	12/01/50	1,750,000	2,059,103
Fossil Ridge Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/32	995,000	1,209,184
Fossil Ridge Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/33	1,030,000	1,246,001
Fossil Ridge Metropolitan District No. 3 Colorado, Series 2020	4.000%	12/01/34	1,075,000	1,297,977
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/32	1,000,000	1,241,750
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/33	1,000,000	1,229,030
High Plains Metropolitan District, NATL, Series 2017 (a) (b)	5.000%	12/01/35	500,000	607,175
Prairie Center Metropolitan District No. 7 Colorado, Series 2020	4.125%	12/15/36	900,000	935,856
Prairie Center Metropolitan District No. 7 Colorado, Series 2020	4.875%	12/15/44	700,000	727,069
Sand Creek County Metropolitan District, Series 2017 (a)	4.000%	12/01/35	380,000	445,436
Sand Creek County Metropolitan District, Series 2020-B	4.000%	12/01/35	3,405,000	4,106,770
Sand Creek County Metropolitan District, Series 2020-B	4.000%	12/01/40	2,325,000	2,773,399
SBC Metropolitan District, AGM, Series 2016 (a) (b)	5.000%	12/01/34	205,000	251,510
Serenity Ridge Metropolitan District No. 2, Series 2018-A (a)	5.125%	12/01/43	725,000	762,026
Sierra Ridge Metropolitan District No. 2, Series 2016-A (a)	5.500%	12/01/46	4,500,000	4,683,105
Sorrel Ranch Metropolitan District Colorado, Series 2020	4.000%	12/01/31	595,000	726,317
Sorrel Ranch Metropolitan District Colorado, Series 2020	4.000%	12/01/33	320,000	385,814
Sorrel Ranch Metropolitan District Colorado, Series 2020	4.000%	12/01/34	665,000	800,248
Sorrel Ranch Metropolitan District Colorado, Series 2020	4.000%	12/01/35	325,000	390,020
Sorrel Ranch Metropolitan District Colorado, Series 2020	4.000%	12/01/37	500,000	596,360
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/38	575,000	690,748
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/39	565,000	677,350

See Notes to Financial Statements.
92	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Local (continued)
Southshore Metropolitan District No.2 in the City of Aurora Arapahoe County, Colorado, Series 2020-A-2 (a)	4.000%	12/01/46	$6,300,000	$7,274,484
Sterling Hills West Metropolitan District, Series 2017 (a)	5.000%	12/01/39	750,000	882,090
Tallyns Reach Metropolitan District No. 3, Series 2012	4.000%	12/01/21	420,000	433,108
Tallyns Reach Metropolitan District No. 3, Series 2016-A (a)	6.750%	11/01/38	1,697,000	1,762,962
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/24	440,000	514,637
Thornton Colorado Development Authority, Series 2015 (a)	5.000%	12/01/25	325,000	381,781
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/26	530,000	622,374
Village Metropolitan District Colorado, Series 2020	4.150%	12/01/30	750,000	792,952
Village Metropolitan District Colorado, Series 2020	5.000%	12/01/40	500,000	537,435
Village Metropolitan District Colorado, Series 2020	5.000%	12/01/49	1,085,000	1,152,563
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/27	485,000	602,899
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/28	750,000	938,708
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/31	1,250,000	1,530,388
Wheatlands Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/30	1,000,000	1,203,980
				91,178,347
State — 0.0% (c)
Commonwealth of Puerto Rico, AGM, Series 2011-A (a) (b)	5.250%	07/01/24	100,000	101,934

Local Authority — 2.1%
Housing — 0.4%
Colorado Housing & Finance Authority, Series 2018-A-1	2.800%	10/01/21	450,000	455,940
Colorado Housing & Finance Authority, Series 2020-C-1	1.878%	05/01/23	295,000	302,115
Colorado Housing & Finance Authority, Series 2020-C-1	1.928%	11/01/23	340,000	349,925
Colorado Housing & Finance Authority, Series 2020-C-1	2.025%	05/01/24	150,000	155,065
Colorado Housing & Finance Authority, Series 2020-C-1	2.075%	11/01/24	250,000	259,480
Colorado Housing & Finance Authority, Series 2020-C-1	2.175%	11/01/25	500,000	520,585
				2,043,110
Lease / Rent — 0.1%
Boulder Colorado COP, Series 2019	2.250%	11/01/24	500,000	531,910

Local — 0.1%
Garfield County School District No. RE2, Series 2012-B (a)	3.050%	12/01/26	500,000	521,505

Recreation — 0.5%
Hyland Hills Park & Recreation District, Series 2016-B	2.150%	12/15/21	135,000	136,890
Park Creek Metropolitan District, Series 2017-B	2.850%	12/01/21	500,000	507,320
Park Creek Metropolitan District, Series 2017-B	3.150%	12/01/23	405,000	425,785
Park Creek Metropolitan District, Series 2017-B	3.300%	12/01/24	425,000	454,954
Park Creek Metropolitan District, Series 2017-B	3.450%	12/01/25	500,000	544,465
Park Creek Metropolitan District, Series 2017-B (a)	3.600%	12/01/26	300,000	327,429
				2,396,843
Tax — 0.5%
Grand Junction Colorado, Series 2020-A	1.826%	03/01/25	620,000	643,318
Park Creek Metropolitan District, Series 2018-B	3.550%	12/01/22	665,000	693,741
Park Creek Metropolitan District, Series 2018-B	3.650%	12/01/23	805,000	857,744
Park Creek Metropolitan District, Series 2018-B	3.800%	12/01/24	440,000	479,160
				2,673,963
Utilities — 0.5%
Todd Creek Village Metropolitan District Colorado, Series 2018-B (a)	5.875%	12/01/38	905,000	906,900
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.362%	11/01/23	770,000	807,946
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.646%	11/01/25	430,000	465,368
				2,180,214

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	93

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Prerefunded — 0.7%
Healthcare — 0.3%
Colorado Health Facilities Authority, Series 2017 (a) (d)	5.000%	06/01/31	$1,250,000	$1,605,975

Local — 0.4%
Eaton Area Park & Recreation District, Series 2015 (a)	5.500%	12/01/30	470,000	516,309
Tallyns Reach Metropolitan District No. 3, Series 2013 (a)	5.125%	11/01/38	1,035,000	1,170,016
				1,686,325
Revenue — 46.2%
Education — 5.3%
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/31	25,000	28,590
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/33	1,125,000	1,274,006
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/34	1,975,000	2,154,508
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/01/35	3,145,000	3,340,588
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/36	1,500,000	1,786,575
Colorado School of Mines, Series 2018-A (1MO LIBOR + 50) (a) (d)	0.600%	02/01/23	13,425,000	13,387,544
Colorado School of Mines, Series 2017-C (a)	4.000%	12/01/37	225,000	262,724
Colorado State Board Community Colleges Refunding and Improvement Department Higher Education, Series 2017-A	5.000%	11/01/26	105,000	131,252
Colorado State Board Community Colleges Refunding and Improvement Department Higher Education, Series 2017-A (a)	4.000%	11/01/41	825,000	947,207
Metropolitan State University of Denver Colorado, Series 2016 (a)	4.000%	12/01/28	715,000	826,604
University of Colorado Enterprise, Series 2017-A-2 (a)	4.000%	06/01/43	1,750,000	2,027,567
				26,167,165
Healthcare — 6.3%
Aspen Valley Hospital District, Series 2012 (a)	5.000%	10/15/30	1,650,000	1,748,455
Colorado Health Facilities Authority, Series 2016	4.000%	01/01/21	255,000	255,000
Colorado Health Facilities Authority, Series 2017	4.000%	09/01/21	255,000	260,018
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/23	370,000	408,606
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/24	575,000	658,559
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	12/01/24	1,000,000	1,086,650
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/25	790,000	936,521
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/26	540,000	658,795
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/28	535,000	661,062
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/29	425,000	521,590
Colorado Health Facilities Authority, Series B (a)	5.000%	09/01/29	1,000,000	1,165,160
Colorado Health Facilities Authority, Series C (a)	5.000%	12/01/29	1,010,000	1,218,807
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/30	710,000	868,117
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/30	500,000	577,350
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/31	1,155,000	1,407,310
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/32	1,650,000	2,002,341
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	10/01/32	500,000	531,405
Colorado Health Facilities Authority, Series 2017-A (a)	4.000%	05/15/35	350,000	394,223
Colorado Health Facilities Authority, Series 2019-A (a)	5.000%	11/15/37	200,000	258,664
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/39	1,200,000	1,406,304
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/40	925,000	1,081,852
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	1,000,000	1,131,410
Colorado Health Facilities Authority, Series 2018 (a) (d)	2.800%	05/15/42	2,850,000	2,972,151
Colorado Health Facilities Authority, Series 2015 (a)	4.000%	01/15/45	2,155,000	2,381,771
Colorado Health Facilities Authority, Series 2019-A (a)	3.000%	11/15/46	985,000	1,053,980
Denver Health & Hospital Authority, Series A (a)	5.000%	12/01/39	1,500,000	1,627,110
University of Colorado Hospital Authority, Series 2012-A (a)	5.000%	11/15/36	2,470,000	2,651,150
University of Colorado Hospital Authority, Series 2012-A (a)	4.000%	11/15/42	1,250,000	1,300,487
				31,224,848

See Notes to Financial Statements.
94	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Industrial Development — 0.1%
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/22	$200,000	$205,792
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/23	520,000	548,137
				753,929
Lease / Rent — 1.2%
Regional Transportation District Colorado COP, Series 2014-A (a)	4.375%	06/01/39	4,000,000	4,311,080
Regional Transportation District Colorado COP, Series 2014-A (a)	4.500%	06/01/44	1,555,000	1,675,326
				5,986,406
Other — 3.9%
Colorado Educational & Cultural Facilities Authority, Series 2012	4.000%	04/01/22	65,000	65,939
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	11/15/24	435,000	498,619
Colorado Educational & Cultural Facilities Authority, 144A, Series A (a) (e)	4.125%	07/01/26	565,000	587,753
Colorado Educational & Cultural Facilities Authority, 144A, Series 2016 (e)	3.750%	07/01/26	765,000	785,487
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/15/29	2,600,000	3,126,552
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	08/15/30	750,000	847,252
Colorado Educational & Cultural Facilities Authority, Series 2015 (a)	5.000%	11/01/30	500,000	581,510
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	11/15/31	1,000,000	1,122,760
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	12/01/31	1,500,000	1,701,240
Colorado Educational & Cultural Facilities Authority, Series 2016-A (a)	5.000%	12/15/31	715,000	853,824
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	10/01/32	1,340,000	1,510,247
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	06/01/36	1,580,000	1,842,817
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	07/01/36	1,000,000	1,139,060
Colorado Educational & Cultural Facilities Authority, 144A Series 2016 (a) (e)	5.000%	07/01/36	1,000,000	1,074,310
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	08/01/36	1,140,000	1,330,733
Colorado Educational & Cultural Facilities Authority, 144A Series 2016 (a) (e)	5.000%	09/01/36	1,000,000	1,014,160
Colorado Educational & Cultural Facilities Authority, Series B (a)	5.625%	01/15/44	460,000	496,777
Colorado Educational & Cultural Facilities Authority, 144A Series 2016 (a) (e)	5.000%	09/01/46	500,000	505,805
				19,084,845
Public Services — 12.8%
Centerra Metropolitan District No. 1, Series 2020-A	5.000%	12/01/51	4,000,000	4,229,760
Cherry Creek Corporate Center Metropolitan District, Series 2015-A (a)	5.000%	06/01/37	500,000	521,825
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/35	2,800,000	1,813,812
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/36	2,550,000	1,575,314
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/37	3,910,000	2,303,811
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/41	2,780,000	3,314,149
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/48	14,000,000	16,549,820
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/26	730,000	876,562
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/27	620,000	742,493
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/36	300,000	349,068
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/37	400,000	464,604
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/41	1,500,000	1,730,760
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/45	550,000	631,537
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/46	4,930,000	5,658,407
Plaza Metropolitan District No. 1, 144A, Series 2013 (e)	5.000%	12/01/22	1,500,000	1,574,130
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a) (b)	5.000%	12/01/42	1,905,000	2,326,176
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a) (b)	5.000%	12/01/47	8,150,000	9,867,694
Southglenn Metropolitan District Colorado, Series 2016 (a)	3.500%	12/01/26	3,000,000	3,033,120
Southglenn Metropolitan District Colorado, Series 2016 (a)	5.000%	12/01/30	3,505,000	3,650,247
Sterling Ranch Community Authority Colorado, Series 2020-A	3.750%	12/01/40	500,000	516,595
Sterling Ranch Community Authority Colorado, Series 2020-A	4.250%	12/01/50	1,000,000	1,057,580
Triview Colorado Metropolitan District Water & Wastewater Enterprise, Series 2020 (a)	4.000%	12/01/40	410,000	471,652
				63,259,116

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	95

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Recreation — 0.6%
City & County of Denver Colorado, Series 2016-A (a)	5.000%	08/01/44	$1,820,000	$2,151,477
Hyland Hills Park & Recreation District, Series 2016-A	2.000%	12/15/21	250,000	254,052
Hyland Hills Park & Recreation District, Series 2016-A	2.000%	12/15/22	300,000	309,762
Hyland Hills Park & Recreation District, Series 2016-A	3.000%	12/15/23	200,000	215,638
				2,930,929
Tax — 4.7%
City of Commerce Colorado, AGM, Series 2014 (a) (b)	5.000%	08/01/28	600,000	694,182
City of Commerce Colorado, AGM, Series 2015 (a) (b)	5.000%	08/01/36	1,945,000	2,305,214
City of Commerce Colorado, AGM, Series 2014 (a) (b)	4.250%	08/01/40	1,155,000	1,259,712
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/33	490,000	599,598
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/34	525,000	640,747
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/23	190,000	202,684
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/25	1,500,000	1,599,555
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	4,000,000	4,257,520
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	3,000,000	3,188,940
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/45	1,500,000	1,776,585
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/49	2,435,000	2,853,990
Superior Open Space Sales and Use Tax Colorado, Series 2020 (a)	5.000%	06/01/35	1,000,000	1,297,330
Superior Open Space Sales and Use Tax Colorado, Series 2020 (a)	5.000%	06/01/40	750,000	951,533
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/30	500,000	584,180
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/31	1,000,000	1,167,090
				23,378,860
Transportation — 3.7%
Auraria Higher Education Center, AGM, Series 2015 (a) (b)	4.000%	04/01/29	3,500,000	3,925,880
Denver Colorado City and County Airport, Series 2017-B (a)	5.000%	11/15/33	900,000	1,110,618
Denver Colorado City and County Airport, Series 2018-A (a)	5.000%	12/01/43	2,000,000	2,414,680
E-470 Public Highway Authority Colorado, Series 2017-B (1MO LIBOR + 105) (a) (d)	1.147%	09/01/39	1,000,000	1,000,730
E-470 Public Highway Authority Colorado, Series 2020-A (a)	5.000%	09/01/40	7,250,000	8,265,870
Grand Junction Regional Airport Authority, NATL, Series 2016-A (a) (b)	5.000%	12/01/31	1,155,000	1,365,164
				18,082,942
Utilites — 1.3%
Cherokee Colorado Metropolitan District Water & Wastewater, Series 2020	4.000%	08/01/45	1,000,000	1,190,720
Cherokee Colorado Metropolitan District Water & Wastewater, Series 2020	4.000%	08/01/50	1,000,000	1,181,400
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/23	155,000	176,323
City of Colorado Springs Colorado Utilities System, Series 2020-A	5.000%	11/15/29	25,000	34,348
Town of Firestone Colorado Water Enterprise, Series 2020	2.000%	12/01/23	15,000	15,662
Town of Firestone Colorado Water Enterprise, Series 2020	5.000%	12/01/25	25,000	30,436
Town of Firestone Colorado Water Enterprise, Series 2020	5.000%	12/01/26	20,000	25,085
Town of Firestone Colorado Water Enterprise, Series 2020	4.000%	12/01/45	1,850,000	2,230,527
Town of Firestone Colorado Water Enterprise, Series 2020	4.000%	12/01/49	1,350,000	1,617,827
				6,502,328
Utilities — 6.3%
Arapahoe County Water & Wastewater Public Improvement District, Series 2019	5.000%	12/01/23	125,000	142,262
Centennial Water & Sanitation District, Series 2019 (a)	5.250%	12/01/48	8,750,000	11,124,050
City of Colorado Springs Colorado Utilities System, Series A-2	5.000%	11/15/47	5,000,000	6,167,700
Eagle River Colorado Water & Sanitation District, Series 2020-A	4.000%	12/01/27	35,000	42,717
Eagle River Colorado Water & Sanitation District, Series 2020-A (a)	4.000%	12/01/45	1,120,000	1,337,011
Eagle River Colorado Water & Sanitation District, Series 2020-A (a)	4.000%	12/01/49	2,000,000	2,368,880
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series 2019-A (a)	4.000%	11/15/40	1,000,000	1,191,380
Puerto Rico Electric Power Authority, AGM, Series UU (3MO LIBOR + 52) (a) (b) (d)	0.671%	07/01/29	400,000	362,332
Stonegate Village Metropolitan District Colorado, Series 2020	4.000%	12/01/45	1,435,000	1,715,743
Todd Creek Village Metropolitan District Colorado, Series 2018-A	5.000%	12/01/28	1,200,000	1,434,300
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/38	1,000,000	1,185,370

See Notes to Financial Statements.
96	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2020

	Coupon	Maturity	Par Value	Value
Utilities (continued)
Upper Eagle Regional Water Authority, Series 2020	4.000%	12/01/45	$1,000,000	$1,205,690
Upper Eagle Regional Water Authority, Series 2020	4.000%	12/01/50	2,500,000	2,991,150
				31,268,585
Variable Rate Demand Note — 6.3%
City of Colorado Springs Colorado Utilities System, Series 2007-A (d)	0.110%	11/01/37	9,600,000	9,600,000
City of Colorado Springs Colorado Utilities System, Series 2010-C (d)	0.110%	11/01/40	1,540,000	1,540,000
City of Colorado Springs Colorado Utilities System, Series 2012-A (a) (d)	0.110%	11/01/41	4,885,000	4,885,000
Colorado Health Facilities Authority, Series 2000 (d)	0.120%	10/01/30	4,250,000	4,250,000
Colorado Health Facilities Authority, Series B (d)	0.050%	11/01/45	10,100,000	10,100,000
University of Colorado Hospital Authority, Series B-1 (d)	0.090%	11/15/39	910,000	910,000
				31,285,000

Investments at Value — 89.3% (Cost $421,556,272)				$441,946,644

Other Assets in Excess of Liabilities — 10.7%				53,112,095

Net Assets — 100.0%				$495,058,739

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Percentage rounds to less than 0.1%.

(d)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)	Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transaction exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,541,645 as of December 31, 2020, representing 1.1% of net assets.

The Fund’s sector and industry classifications presented herein refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. For Fund compliance purposes, sector and industry classifications are based on the sector and industry categorization methodology of the Adviser to the Funds. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	97

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2020

COMMON ABBREVIATIONS
A.B.	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
A.S.	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab is a Danish Joint Stock Company.
A.S.A.	Aksjeselskop is the Norwegian term for a stock-based company.
BAM	Build America Mutual.
Bhd.	Berhad is a Malaysian term for a public limited
company.
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
COP	Certificate of Participation.
CV	Convertible Security.
KGaA	Kommanditgesellschaft auf Aktien is a German corporate designation standing for partnership limited by shares.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NA	National Association.
NATL	National Public Finance Guarantee Corp.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ	Julkinen osakeyhtiö means public stock company.
PCL	Public Company Limited.
PJSC	Public Joint-Stock Company.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.A.A.	Sociedad Anonima Abierta is a Peruvian term for a publicly held corporation.
S.A. de C.V.	Sociedad Anonima de Capital Variable is a corporative type of business in Mexico
S.A.B de C.V.	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies.
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Societa per azioni is the Italian equivalent of the term Public Limited Companies.
Tbk P.T.	Terbuka Perseroan Terbatas is an Indonesia term for a public limited company.

LIBOR Rates as of December 31, 2020:
1MO LIBOR 0.14%
3MO LIBOR 0.23%

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.
98	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2020

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Assets
Investments, at cost	$298,591,040	$74,967,045	$39,124,052
Investments, at value	384,868,204	119,391,104	46,384,204
Cash equivalents (Note 2)	36,721,072	4,835,777	2,392,166
Receivable for Fund shares sold	1,459,189	162,094	—
Receivable for investment securities sold	380,952	—	87,818
Dividends and interest receivable	285,621	39,906	18,053
Other assets	57,203	24,453	27,671
Total assets	423,772,241	124,453,334	48,909,912

Liabilities
Payable for Fund shares redeemed	338,229	17,914	—
Payable for investment securities purchased	552,425	2,518,134	—
Payable to Adviser (Note 6)	333,851	69,468	42,713
Accrued shareholder servicing fees (Note 6)	44,400	12,100	1,900
Payable to third party administrator (Note 6)	19,024	9,300	5,451
Accrued chief compliance officer fees (Note 6)	1,612	454	184
Other accrued expenses	35,566	21,151	20,286
Total liabilities	1,325,107	2,648,521	70,534
Net Assets	$422,447,134	$121,804,813	$48,839,378

Net Assets Consists of
Paid-in capital	$360,675,537	$136,387,525	$32,413,486
Total accumulated earnings (deficit)	61,771,597	(14,582,712)	16,425,892
Net Assets	$422,447,134	$121,804,813	$48,839,378

Net Assets
Retail	$6,700,531	$11,786,368	$4,164,747
Institutional	415,746,603	110,018,445	44,674,631
Shares of Beneficial Interest Outstanding
Retail	502,313	573,266	339,684
Institutional	31,131,393	5,229,829	3,637,249
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$13.34	$20.56	$12.26
Institutional	$13.35	$21.04	$12.28

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	99

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2020

			Segall Bryant
	Segall Bryant &	Segall Bryant &	& Hamill
	Hamill	Hamill Emerging	International
	All Cap Fund	Markets Fund	Small Cap Fund
Assets
Investments, at cost	$105,988,532	$39,232,781	$159,191,099
Investments, at value	166,390,879	47,966,781	182,767,643
Cash equivalents (Note 2)	3,963,956	616,681	—
Foreign currency, at value (Cost $—, $8,945 and $3,436, respectively)	—	8,979	3,468
Receivable for Fund shares sold	204,413	—	8,980
Receivable for investment securities sold	—	806	284,170
Dividends and interest receivable	70,987	95,145	175,988
Foreign tax reclaims receivable	—	1,439	699,447
Other assets	19,972	16,974	33,721
Total assets	170,650,207	48,706,805	183,973,417

Liabilities
Due to custodian	—	—	96,847
Payable for Fund shares redeemed	68,857	—	—
Payable for investment securities purchased	—	575,123	—
Payable to Adviser (Note 6)	111,462	37,630	230,837
Accrued shareholder servicing fees (Note 6)	21,900	2,900	36,800
Payable to third party administrator (Note 6)	11,044	6,562	11,479
Accrued chief compliance officer fees (Note 6)	661	183	709
Other accrued expenses	20,762	72,863	64,286
Total liabilities	234,686	695,261	440,958
Net Assets	$170,415,521	$48,011,544	$183,532,459

Net Assets Consists of
Paid-in capital	$104,879,885	$42,151,861	$258,032,447
Total accumulated earnings (deficit)	65,535,636	5,859,683	(74,499,988)
Net Assets	$170,415,521	$48,011,544	$183,532,459

Net Assets
Retail	$582,611	$2,953,573	$64,419,506
Institutional	169,832,910	45,057,971	119,112,953
Shares of Beneficial Interest Outstanding
Retail	27,544	323,562	5,949,585
Institutional	8,025,459	4,923,000	10,976,465
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$21.15	$9.13	$10.83
Institutional	$21.16	$9.15	$10.85

See Notes to Financial Statements.
100	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2020

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace	Hamill Short Term
	Small Cap Fund	All Cap Fund (a)	Equality Fund	Plus Fund
Assets
Investments, at cost	$28,839,584	$30,180,686	$17,345,800	$25,904,380
Investments, at value	48,788,999	34,558,677	20,336,782	26,038,335
Cash equivalents (Note 2)	451,031	917,913	266,797	22,254
Foreign currency, at value (Cost $34, $4, $— and $—, respectively)	34	9	—	—
Unrealized gain on forward foreign currency contracts	131,799	—	—	—
Receivable for Fund shares sold	21,134	—	84,960	299,980
Dividends and interest receivable	58,160	16,311	12,083	212,352
Foreign tax reclaims receivable	104,743	133,537	—	—
Due from Adviser (Note 6)	—	—	4,599	11,910
Other assets	17,964	17,480	15,054	4,795
Total assets	49,573,864	35,643,927	20,720,275	26,589,626

Liabilities
Unrealized loss on forward foreign currency contracts	357,071	—	—	—
Payable for Fund shares redeemed	6,442	4,107	—	—
Payable to Adviser (Note 6)	44,392	3,730	—	—
Accrued shareholder servicing fees (Note 6)	11,300	13,600	3,300	3,320
Payable to third party administrator (Note 6)	7,291	7,370	5,921	5,121
Accrued chief compliance officer fees (Note 6)	186	142	80	106
Other accrued expenses	23,182	17,632	15,821	24,245
Total liabilities	449,864	46,581	25,122	32,792
Net Assets	$49,124,000	$35,597,346	$20,695,153	$26,556,834

Net Assets Consists of
Paid-in capital	$26,503,794	$30,609,380	$17,344,536	$26,412,755
Total accumulated earnings	22,620,206	4,987,966	3,350,617	144,079
Net Assets	$49,124,000	$35,597,346	$20,695,153	$26,556,834

Net Assets
Retail	$33,666,201	$32,224,374	$9,396,550	$2,989,196
Institutional	15,457,799	3,372,972	11,298,603	23,567,638
Shares of Beneficial Interest Outstanding
Retail	1,472,693	3,458,092	1,397,567	294,585
Institutional	631,031	366,659	1,631,063	2,320,465
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$22.86	$9.32	$6.72	$10.15
Institutional	$24.50	$9.20	$6.93	$10.16

(a)	Prior to September 22, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	101

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
December 31, 2020

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Assets
Investments, at cost	$1,027,209,534	$76,183,201	$155,914,314	$421,556,272
Investments, at value	1,100,732,507	79,513,515	161,256,424	441,946,644
Cash equivalents (Note 2)	24,746,217	2,573,029	11,244,283	50,738,848
Receivable for Fund shares sold	658,771	303,981	237,570	501,465
Receivable for investment securities sold	—	—	69,498	—
Dividends and interest receivable	7,449,495	918,961	1,456,985	2,463,048
Other assets	60,516	20,171	47,995	30,262
Total assets	1,133,647,506	83,329,657	174,312,755	495,680,267

Liabilities
Payable for Fund shares redeemed	563,375	104,783	29,319	293,513
Payable for investment securities purchased	11,794,024	—	—	—
Payable to Adviser (Note 6)	334,923	32,754	61,162	150,970
Accrued shareholder servicing fees (Note 6)	303,200	18,900	19,600	110,500
Payable to third party administrator (Note 6)	47,210	8,002	11,064	22,662
Accrued chief compliance officer fees (Note 6)	4,439	314	663	1,932
Other accrued expenses	49,811	25,345	27,921	41,951
Total liabilities	13,096,982	190,098	149,729	621,528
Net Assets	$1,120,550,524	$83,139,559	$174,163,026	$495,058,739

Net Assets Consists of
Paid-in capital	$1,046,780,768	$89,152,598	$169,150,251	$479,811,895
Total accumulated earnings (deficit)	73,769,756	(6,013,039)	5,012,775	15,246,844
Net Assets	$1,120,550,524	$83,139,559	$174,163,026	$495,058,739

Net Assets
Retail	$594,558,943	$42,227,227	$28,343,980	$205,284,625
Institutional	525,991,581	40,912,332	145,819,046	289,774,114
Shares of Beneficial Interest Outstanding
Retail	52,857,685	4,571,581	2,574,208	17,174,195
Institutional	47,224,993	4,479,374	13,235,397	24,153,500
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$11.25	$9.24	$11.01	$11.95
Institutional	$11.14	$9.13	$11.02	$12.00

See Notes to Financial Statements.
102	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2020

	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap
	Value Fund	Growth Fund	Core Fund
Investment Income
Dividends	$4,491,508	$368,414	$350,294
Interest	33,000	5,793	5,804
Foreign taxes withheld	(272)	(4,810)	—
Total income	4,524,236	369,397	356,098

Expenses
Investment advisory fees (Note 6)	1,911,127	513,740	302,718
Shareholder servicing fees (Note 6)
Retail Class	2,892	6,443	379
Institutional Class	190,779	57,916	8,904
Administrative fees (Note 6)	84,217	34,487	13,019
Registration and filing fees	65,677	43,062	53,096
Custodian fees	36,713	21,980	20,170
Trustee fees and expenses	38,011	12,744	6,738
Transfer agent fees (Note 6)	20,664	22,465	20,483
Audit and tax preparation fees	20,953	14,727	32,570
Independent pricing service fees	1,438	1,662	1,506
Shareholder reporting fees	9,946	8,557	5,499
Chief compliance officer fees (Note 6)	12,881	3,966	2,315
Insurance expense	9,374	3,665	1,687
Legal fees	7,185	2,092	1,474
Other	11,091	20,176	9,067
Total expenses before waivers/reimbursements	2,422,948	767,682	479,625
Expenses waived/reimbursed by investment adviser	(56,632)	—	(104,334)
Net expenses	2,366,316	767,682	375,291
Net Investment Income (Loss)	2,157,920	(398,285)	(19,193)

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(11,590,747)	13,380,135	1,216,814

Change in unrealized net appreciation/depreciation on:
Investments	75,037,691	28,532,885	7,260,152

Net realized and unrealized gains	63,446,944	41,913,020	8,476,966
Net Increase in Net Assets Resulting From Operations	$65,604,864	$41,514,735	$8,457,773

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	103

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2020

			Segall Bryant
	Segall Bryant &	Segall Bryant &	& Hamill
	Hamill	Hamill Emerging	International
	All Cap Fund	Markets Fund	Small Cap Fund
Investment Income
Dividends	$1,332,741	$1,162,942	$7,003,657
Interest	10,487	1,999	3,307
Foreign taxes withheld	(13,134)	(150,094)	(850,339)
Total income	1,330,094	1,014,847	6,156,625

Expenses
Investment advisory fees (Note 6)	898,040	288,717	1,854,790
Shareholder servicing fees (Note 6)
Retail Class	—	4,255	104,185
Institutional Class	122,873	10,504	32,138
Administrative fees (Note 6)	51,764	20,121	74,819
Registration and filing fees	36,015	32,034	62,344
Custodian fees	17,498	163,767	181,774
Trustee fees and expenses	21,173	5,009	29,211
Transfer agent fees (Note 6)	20,085	20,488	20,623
Audit and tax preparation fees	15,412	27,545	30,946
Independent pricing service fees	1,056	64,250	57,421
Shareholder reporting fees	12,228	8,261	8,343
Chief compliance officer fees (Note 6)	7,323	1,811	11,193
Insurance expense	5,306	1,473	11,963
Legal fees	5,226	2,808	9,889
Other	15,630	55,634	35,457
Total expenses before waivers/reimbursements	1,229,629	706,677	2,525,096
Expenses waived/reimbursed by investment adviser	(108,089)	(308,607)	(321,086)
Net expenses	1,121,540	398,070	2,204,010
Net Investment Income	208,554	616,777	3,952,615

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	6,817,065	(1,230,615)	(36,626,705)
Foreign currency	—	(31,654)	(118,037)
	6,817,065	(1,262,269)	(36,744,742)
Change in unrealized net appreciation/depreciation on:
Investments	27,512,959	3,194,157	2,548,543
Translation of assets and liabilities denoted in foreign currencies	—	1,004	41,024
	27,512,959	3,195,161	2,589,567
Net realized and unrealized gains (losses)	34,330,024	1,932,892	(34,155,175)
Net Increase (Decrease) in Net Assets Resulting From Operations	$34,538,578	$2,549,669	$(30,202,560)

See Notes to Financial Statements.
104	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2020

	Segall Bryant
	& Hamill
	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant &
	International	Hamill Global	Hamill Workplace	Hamill Short Term
	Small Cap Fund	All Cap Fund (a)	Equality Fund	Plus Fund
Investment Income
Dividends	$345,844	$1,140,349	$352,783	$—
Interest	3,681	497	497	252,645
Foreign taxes withheld	(49,461)	(79,898)	—	(884)
Total income	300,064	1,060,948	353,280	251,761

Expenses
Investment advisory fees (Note 6)	370,942	254,108	112,515	36,715
Shareholder servicing fees (Note 6)
Retail Class	51,658	53,843	8,381	3,673
Institutional Class	10,158	1,465	8,384	9,417
Administrative fees (Note 6)	21,475	22,075	15,322	8,872
Registration and filing fees	46,571	42,986	45,935	22,276
Custodian fees	4,457	12,050	13,756	13,027
Trustee fees and expenses	5,930	6,000	2,800	2,614
Transfer agent fees (Note 6)	24,391	27,074	21,070	20,077
Audit and tax preparation fees	18,122	14,887	14,856	18,844
Independent pricing service fees	21,706	2,087	999	11,582
Shareholder reporting fees	12,062	20,201	5,412	1,840
Chief compliance officer fees (Note 6)	1,991	2,106	934	783
Insurance expense	1,641	2,323	836	415
Legal fees	987	1,174	486	321
Other	20,431	40,136	14,223	2,791
Total expenses before waivers/reimbursements	612,522	502,515	265,909	153,247
Expenses waived/reimbursed by investment adviser	(164,976)	(157,591)	(124,820)	(92,935)
Net expenses	447,546	344,924	141,089	60,312
Net Investment Income (Loss)	(147,482)	716,024	212,191	191,449

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	3,397,301	5,081,575	600,603	54,927
Forward foreign currency contracts	120,881	—	—	—
Foreign currency	(37,805)	59,534	—	—
	3,480,377	5,141,109	600,603	54,927
Change in unrealized net appreciation/depreciation on:
Investments	9,051,217	(5,998,639)	534,645	111,293
Forward foreign currency contracts	(318,906)	—	—	—
Translation of assets and liabilities denoted in foreign currencies	5,256	4,800	—	—
	8,737,567	(5,993,839)	534,645	111,293
Net realized and unrealized gains (losses)	12,217,944	(852,730)	1,135,248	166,220
Net Increase (Decrease) in Net Assets Resulting From Operations	$12,070,462	$(136,706)	$1,347,439	$357,669

(a)	Prior to September 22, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	105

Segall Bryant & Hamill Funds	Statements of Operations
For the Year Ended December 31, 2020

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus	Hamill Quality	Opportunities	Hamill Colorado
	Bond Fund	High Yield Fund	Fund	Tax Free Fund
Investment Income
Interest	$31,000,826	$3,040,136	$3,127,181	$11,438,397

Expenses
Investment advisory fees (Note 6)	3,703,635	291,501	401,040	1,577,033
Shareholder servicing fees (Note 6)
Retail Class	1,426,418	82,795	41,566	425,273
Institutional Class	335,676	23,800	54,662	201,709
Administrative fees (Note 6)	336,807	30,066	44,363	143,342
Registration and filing fees	75,633	43,945	52,456	31,289
Custodian fees	25,374	13,825	12,669	23,852
Trustee fees and expenses	165,093	10,325	18,036	68,495
Transfer agent fees (Note 6)	32,441	21,395	21,372	22,221
Audit and tax preparation fees	21,547	19,182	17,110	17,079
Independent pricing service fees	35,389	11,685	21,807	45,015
Shareholder reporting fees	61,255	6,384	5,367	10,438
Chief compliance officer fees (Note 6)	57,519	3,504	6,037	23,513
Insurance expense	49,630	2,809	4,083	18,007
Legal fees	32,558	1,847	2,940	13,340
Other	69,981	16,532	15,816	31,706
Total expenses before waivers/reimbursements	6,428,956	579,595	719,324	2,652,312
Expenses waived/reimbursed by investment adviser	(1,304,305)	(67,715)	(139,574)	(219,365)
Net expenses	5,124,651	511,880	579,750	2,432,947
Net Investment Income	25,876,175	2,528,256	2,547,431	9,005,450

Realized and Unrealized Gains
Net realized gains on:
Investments	19,316,492	513,028	1,325,140	1,470,979

Change in unrealized net appreciation/depreciation on:
Investments	39,662,673	1,859,160	4,000,450	10,297,563

Net realized and unrealized gains	58,979,165	2,372,188	5,325,590	11,768,542
Net Increase in Net Assets Resulting From Operations	$84,855,340	$4,900,444	$7,873,021	$20,773,992

See Notes to Financial Statements.
106	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill			Segall Bryant & Hamill
	Small Cap Value Fund			Small Cap Growth Fund
		Six Months
	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	June 30,	December 31,	December 31,
	2020	2019 (a)	2019	2020	2019
Operations
Net investment income (loss)	$2,157,920	$1,045,592	$1,018,187	$(398,285)	$(290,795)
Net realized gains (losses)	(11,590,747)	5,344,262	9,587,704	13,380,135	4,436,310
Change in unrealized net appreciation/depreciation	75,037,691	4,890,275	(3,896,259)	28,532,885	13,594,733
Net increase in net assets resulting from operations	65,604,864	11,280,129	6,709,632	41,514,735	17,740,248

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(20,967)	—	—	—	—
Institutional	(3,441,467)	(9,405,422)	(11,088,064)	—	—
Decrease in net assets from distributions to shareholders	(3,462,434)	(9,405,422)	(11,088,064)	—	—

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	874,628	10,012	—	8,151,645	2,215,402
Institutional	238,806,758	30,497,407	51,525,598	23,047,734	6,491,755
Shares issued in reinvestment of distributions
Retail	19,603	—	—	—	—
Institutional	3,160,318	8,787,784	9,987,881	—	—
Cost of shares redeemed
Retail	(832,665)	(12)	—	(1,476,848)	(1,483,044)
Institutional	(78,883,341)	(12,461,155)	(22,778,087)	(24,609,577)	(14,438,825)
Net assets received in conjunction with fund merger
Retail	5,056,578	—	—	—	—
Institutional	22,201,598	—	—	—	—
Net increase (decrease) resulting from beneficial interest transactions	190,403,477	26,834,036	38,735,392	5,112,954	(7,214,712)
Total net increase in net assets	252,545,907	28,708,743	34,356,960	46,627,689	10,525,536

Net Assets
Beginning of period	169,901,227	141,192,484	106,835,524	75,177,124	64,651,588
End of period	$422,447,134	$169,901,227	$141,192,484	$121,804,813	$75,177,124

(a)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	107

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Small Cap
	Core Fund		Segall Bryant & Hamill All Cap Fund
				Six Months
	Year Ended	Period Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	June 30,
	2020	2019 (a)	2020	2019 (b)	2019
Operations
Net investment income (loss)	$(19,193)	$—	$208,554	$40,694	$61,914
Net realized gains	1,216,814	—	6,817,065	415,638	1,807,339
Change in unrealized net appreciation/depreciation	7,260,152	—	27,512,959	8,327,544	8,349,993
Net increase in net assets resulting from operations	8,457,773	—	34,538,578	8,783,876	10,219,246

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	—	—	(10,411)	—	—
Institutional	—	—	(2,265,665)	(384,075)	(3,099,152)
Decrease in net assets from distributions to shareholders	—	—	(2,276,076)	(384,075)	(3,099,152)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail*	3,794,326	77,510	692,983	10,017	—
Institutional**	3,100,147	—	36,351,738	13,705,221	25,736,271
Shares issued in reinvestment of distributions
Retail*	—	—	10,258	—	—
Institutional**	—	—	2,245,913	381,427	3,082,555
Cost of shares redeemed
Retail*	(43,464)	—	(215,064)	(17)	—
Institutional**	(4,483,131)	—	(21,673,390)	(6,173,919)	(11,151,548)
Shares issued in connection with Fund Reorganization
Retail*	—	—	—	—	—
Institutional**	—	37,936,217	—	—	—
Net increase resulting from beneficial interest transactions	2,367,878	38,013,727	17,412,438	7,922,729	17,667,278
Total net increase in net assets	10,825,651	38,013,727	49,674,940	16,322,530	24,787,372

Net Assets
Beginning of period	38,013,727	—	120,740,581	104,418,051	79,630,679
End of period	$48,839,378	$38,013,727	$170,415,521	$120,740,581	$104,418,051

*	Formerly Class A for Segall Bryant & Hamill All Cap Fund.

**	Formerly Class I for Segall Bryant & Hamill All Cap Fund.

(a)	Represents the period of December 31, 2019 (commencement of operations).

(b)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.
108	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill			Segall Bryant & Hamill
	Emerging Markets Fund			International Small Cap Fund
		Two Months			Two Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	October 31,	December 31,	December 31,	October 31,
	2020	2019 (a)	2019	2020	2019 (a)	2019
Operations
Net investment income	$616,777	$66,798	$793,794	$3,952,615	$508,894	$7,901,607
Net realized gains (losses)	(1,262,269)	85,124	(1,289,830)	(36,744,742)	300,439	(47,853,642)
Change in unrealized net appreciation/depreciation	3,195,161	2,314,383	3,868,126	2,589,567	17,697,127	30,860,118
Net increase from payments by affiliates (b)	—	—	—	—	—	132,086
Net increase (decrease) in net assets resulting from operations	2,549,669	2,466,305	3,372,090	(30,202,560)	18,506,460	(8,959,831)

Distributions to Shareholders (Note 5)
From distributable earnings
Retail*	(43,658)	(57,519)	(59,175)	(973,613)	(2,140,773)	(481,336)
Institutional**	(772,321)	(811,648)	(962,729)	(1,890,423)	(10,240,438)	(8,187,235)
Return of Capital
Retail*	—	(2,252)	—	—	(32,805)	—
Institutional**	—	(31,772)	—	—	(156,924)	—
Decrease in net assets from distributions to shareholders	(815,979)	(903,191)	(1,021,904)	(2,864,036)	(12,570,940)	(8,668,571)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail*	538,341	121,013	206,519	20,774,333	70,129	28,732,330
Institutional**	12,526,617	136,806	617,275	20,637,934	1,213,123	70,426,786
Shares issued in reinvestment of distributions
Retail*	43,658	57,404	56,616	968,794	1,953,998	365,763
Institutional**	753,804	409,027	466,826	1,818,728	8,547,476	5,493,905
Cost of shares redeemed
Retail*	(413,579)	(18,028)	(65,035)	(9,769,107)	(235,151)	(3,548,989)
Institutional**	(2,569,524)	(103,576)	(2,403,162)	(104,764,777)	(11,183,613)	(178,243,315)
Net increase (decrease) resulting from beneficial interest transactions	10,879,317	602,646	(1,120,961)	(70,334,095)	365,962	(76,773,520)
Total net increase (decrease) in net assets	12,613,007	2,165,760	1,229,225	(103,400,691)	6,301,482	(94,401,922)

Net Assets
Beginning of period	35,398,537	33,232,777	32,003,552	286,933,150	280,631,668	375,033,590
End of period	$48,011,544	$35,398,537	$33,232,777	$183,532,459	$286,933,150	$280,631,668

*	Formerly Class A.

**	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	The former custodian to the Fund reimbursed the Fund, which was an affiliate of the Fund prior to December 9, 2019, $132,086 for losses incurred from corporate action processing.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	109

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental		Segall Bryant & Hamill		Segall Bryant & Hamill
	International Small Cap Fund		Global All Cap Fund (a)		Workplace Equality Fund (b)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$(147,482)	$1,995	$716,024	$986,420	$212,191	$297,046
Net realized gains	3,480,377	3,244,686	5,141,109	4,343,088	600,603	800,966
Change in unrealized net appreciation/depreciation	8,737,567	11,761,815	(5,993,839)	5,320,527	534,645	1,832,358
Net increase (decrease) in net assets resulting from operations	12,070,462	15,008,496	(136,706)	10,650,035	1,347,439	2,930,370

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(1,735,756)	—	(5,902,295)	(3,783,515)	(206,867)	(593,080)
Institutional	(752,967)	—	(570,370)	(219,787)	(224,360)	(469,937)
Decrease in net assets from distributions to shareholders	(2,488,723)	—	(6,472,665)	(4,003,302)	(431,227)	(1,063,017)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	5,346,681	4,086,463	219,977	778,940	960,943	676,961
Institutional	7,189,820	3,342,307	3,015,142	638,239	2,585,710	7,995,471
Shares issued in reinvestment of distributions
Retail	1,725,674	—	5,425,870	3,516,512	205,081	588,083
Institutional	738,701	—	568,280	185,180	217,335	460,651
Cost of shares redeemed
Retail	(8,410,969)	(13,127,851)	(13,773,899)	(6,129,642)	(1,931,919)	(1,118,877)
Institutional	(4,592,439)	(20,235,840)	(2,354,031)	(1,006,708)	(442,442)	(715,048)
Net increase (decrease) resulting from beneficial interest transactions	1,997,468	(25,934,921)	(6,898,661)	(2,017,479)	1,594,708	7,887,241
Total net increase (decrease) in net assets	11,579,207	(10,926,425)	(13,508,032)	4,629,254	2,510,920	9,754,594

Net Assets
Beginning of year	37,544,793	48,471,218	49,105,378	44,476,124	18,184,233	8,429,639
End of year	$49,124,000	$37,544,793	$35,597,346	$49,105,378	$20,695,153	$18,184,233

(a)	Prior to September 22, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.
110	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill		Segall Bryant & Hamill		Segall Bryant & Hamill
	Short Term Plus Fund		Plus Bond Fund		Quality High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
Operations
Net investment income	$191,449	$95,097	$25,876,175	$34,782,105	$2,528,256	$2,884,529
Net realized gains (losses)	54,927	3,200	19,316,492	13,798,359	513,028	(188,132)
Change in unrealized net appreciation/depreciation	111,293	21,459	39,662,673	47,643,207	1,859,160	4,050,465
Net increase in net assets resulting from operations	357,669	119,756	84,855,340	96,223,671	4,900,444	6,746,862

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(26,922)	(11,175)	(23,520,739)	(28,529,912)	(1,577,977)	(2,024,965)
Institutional	(208,475)	(89,261)	(20,086,116)	(16,009,661)	(1,103,106)	(885,526)
Decrease in net assets from distributions to shareholders	(235,397)	(100,436)	(43,606,855)	(44,539,573)	(2,681,083)	(2,910,491)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	2,457,046	906,311	123,454,842	149,701,038	12,363,127	3,209,457
Institutional	24,340,928	5,645,172	160,786,766	158,018,092	26,628,869	9,709,569
Shares issued in reinvestment of distributions
Retail	26,922	11,175	23,273,538	28,269,316	1,509,714	1,950,072
Institutional	200,699	88,195	18,141,150	14,809,802	1,078,857	872,830
Cost of shares redeemed
Retail	(417,464)	(204,883)	(174,569,496)	(531,746,876)	(12,360,999)	(11,303,216)
Institutional	(7,367,948)	(473,330)	(97,400,061)	(68,196,470)	(9,671,688)	(2,909,872)
Net increase (decrease) resulting from beneficial interest transactions	19,240,183	5,972,640	53,686,739	(249,145,098)	19,547,880	1,528,840
Total net increase (decrease) in net assets	19,362,455	5,991,960	94,935,224	(197,461,000)	21,767,241	5,365,211

Net Assets
Beginning of year	7,194,379	1,202,419	1,025,615,300	1,223,076,300	61,372,318	56,007,107
End of year	$26,556,834	$7,194,379	$1,120,550,524	$1,025,615,300	$83,139,559	$61,372,318

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	111

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal		Segall Bryant & Hamill Colorado Tax
	Opportunities Fund		Free Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations
Net investment income	$2,547,431	$1,908,094	$9,005,450	$7,654,015
Net realized gains	1,325,140	910,342	1,470,979	312,276
Change in unrealized net appreciation/depreciation	4,000,450	1,585,921	10,297,563	12,319,333
Net increase in net assets resulting from operations	7,873,021	4,404,357	20,773,992	20,285,624

Distributions to Shareholders (Note 5)
From distributable earnings
Retail	(593,632)	(428,703)	(5,107,006)	(4,687,591)
Institutional	(3,341,693)	(2,405,077)	(7,155,178)	(5,235,062)
Decrease in net assets from distributions to shareholders	(3,935,325)	(2,833,780)	(12,262,184)	(9,922,653)

Beneficial Interest Transactions (Note 4)
Shares sold
Retail	21,492,605	7,708,865	93,308,302	57,466,427
Institutional	90,080,121	36,523,569	107,684,107	129,804,831
Shares issued in reinvestment of distributions
Retail	583,759	428,703	4,933,623	4,418,333
Institutional	3,188,822	2,295,201	6,313,429	4,606,435
Cost of shares redeemed
Retail	(5,680,211)	(3,385,177)	(57,777,135)	(81,763,303)
Institutional	(13,196,461)	(12,994,139)	(44,666,500)	(20,779,494)
Net increase resulting from beneficial interest transactions	96,468,635	30,577,022	109,795,826	93,753,229
Total net increase in net assets	100,406,331	32,147,599	118,307,634	104,116,200

Net Assets
Beginning of year	73,756,695	41,609,096	376,751,105	272,634,905
End of year	$174,163,026	$73,756,695	$495,058,739	$376,751,105

See Notes to Financial Statements.
112	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Period Ended
	December 31,	December 31,
Retail	2020	2019 (a)
Net asset value, beginning of period	$12.71	$12.34
Income from investment operations:
Net investment income (b)	0.23	0.01
Net realized and unrealized gains (losses) on investments	0.53	0.36
Total from investment operations	0.76	0.37
Less dividends and distributions:
Distributions from net investment income	(0.04)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.13)	—
Net asset value, end of period	$13.34	$12.71
Total Return	6.14%	3.00	% (c)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,701	$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.08%	1.06	% (d)
Without fee waivers/reimbursements	1.08%	1.06	% (d)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.93%	1.37	% (d)
Without fee waivers/reimbursements	1.93%	1.37	% (d)
Portfolio turnover rate	44%	28	% (c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	113

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Six Months
	Year Ended	Ended		Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,		June 30,	June 30,		June 30,		June 30,
Institutional	2020	2019 (a)		2019	2018		2017		2016
Net asset value, beginning of period	$12.71	$12.59		$13.18	$12.17		$10.33		$11.45
Income (loss) from investment operations:
Net investment income (b)	0.10	0.09		0.10	0.05		0.01		0.03
Net realized and unrealized gains (losses) on investments	0.67	0.80		0.42	1.81		1.86		(0.58)
Total from investment operations	0.77	0.89		0.52	1.86		1.87		(0.55)
Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.11)		(0.08)	(0.02)		(0.01)		(0.02)
Distributions from net realized gains	(0.09)	(0.66)		(1.03)	(0.83)		(0.02)		(0.55)
Total distributions	(0.13)	(0.77)		(1.11)	(0.85)		(0.03)		(0.57)
Paid-in capital from redemption fees	—	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)
Net asset value, end of period	$13.35	$12.71		$12.59	$13.18		$12.17		$10.33
Total Return	6.22%	7.30	% (d)	5.33%	15.63%		18.07%		(4.68)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$415,747	$169,891		$141,192	$106,836		$63,072		$43,105
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99	% (e)	0.99%	1.01	% (f)	1.15	% (g)	1.20%
Without fee waivers/reimbursements	1.01%	1.14	% (e)	1.14%	1.25%		1.39%		1.68%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.89%	1.38	% (e)	0.81%	0.42%		0.09%		0.28%
Without fee waivers/reimbursements	0.87%	1.23	% (e)	0.66%	0.18%		(0.15)%		(0.20)%
Portfolio turnover rate	44%	28	% (d)	68%	59%		70%		57%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.08% to 0.99% effective November 1, 2017.

(g)	Contractual expense limitation changed from 1.20% to 1.08% effective February 1, 2017.

See Notes to Financial Statements.
114	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
Retail	2020	2019	2018 (a)		2017		2016
Net asset value, beginning of year	$13.04	$10.15	$12.72		$10.89		$10.01
Income (loss) from investment operations:
Net investment loss (b)	(0.08)	(0.06)	(0.11)		(0.10)		(0.09)
Net realized and unrealized gains (losses) on investments	7.60	2.95	0.63		2.93		0.97
Total from investment operations	7.52	2.89	0.52		2.83		0.88
Less dividends and distributions:
Distributions from net realized gains	—	—	(2.95)		(1.00)		—
Return of capital	—	—	(0.14)		—		—
Total distributions	—	—	(3.09)		(1.00)		—
Net asset value, end of year	$20.56	$13.04	$10.15		$12.72		$10.89
Total Return	57.67%	28.47%	3.19%		25.98%		8.79%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$11,786	$2,836	$1,570		$930		$744
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.04%	1.12%	1.24	% (c)	1.26	% (d)	1.30%
Without fee waivers/reimbursements	1.04%	1.12%	3.09%		2.88%		5.93%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.54)%	(0.51)%	(0.76)%		(0.80)%		(0.87)%
Without fee waivers/reimbursements	(0.54)%	(0.51)%	(2.61)%		(2.42)%		(5.50)%
Portfolio turnover rate	54%	28%	83%		51%		81%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

(c)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.

(d)	Contractual expense limitation changed from 1.30% to 1.24% effective April 30, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	115

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$13.33	$10.36	$12.88	$11.01	$10.09
Income (loss) from investment operations:
Net investment loss (b)	(0.08)	(0.05)	(0.08)	(0.09)	(0.06)
Net realized and unrealized gains (losses) on investments	7.79	3.02	0.65	2.96	0.98
Total from investment operations	7.71	2.97	0.57	2.87	0.92
Less dividends and distributions:
Distributions from net realized gains	—	—	(2.95)	(1.00)	—
Return of capital	—	—	(0.14)	—	—
Total distributions	—	—	(3.09)	(1.00)	—
Paid-in capital from redemption fees	—	—	—	—	0.00	(c)
Net asset value, end of year	$21.04	$13.33	$10.36	$12.88	$11.01
Total Return	57.84%	28.67%	3.56%	26.05%	9.12%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$110,018	$72,341	$63,082	$4,791	$3,519
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.97%	0.98%	0.99%	1.20%	1.05	% (d)
Without fee waivers/reimbursements	0.97%	0.98%	2.26%	2.74%	2.63%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.50)%	(0.38)%	(0.63)%	(0.74)%	(0.65)%
Without fee waivers/reimbursements	(0.50)%	(0.38)%	(1.90)%	(2.28)%	(2.22)%
Portfolio turnover rate	54%	28%	83%	51%	81%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets, it is expected that the net expense ratio will be closer to the 1.15% expected rate.

See Notes to Financial Statements.
116	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Year Presented

Year Ended
December 31,
Retail	2020
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.03)
Net realized and unrealized gains (losses) on investments	2.29
Total from investment operations	2.26
Net asset value, end of year	$12.26
Total Return	22.60%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$4,165
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14%
Without fee waivers/reimbursements	1.26%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.26)%
Without fee waivers/reimbursements	(0.38)%
Portfolio turnover rate	74%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	117

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Year Presented

	Year Ended
	December 31,
Institutional	2020
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.00	) (b)
Net realized and unrealized gains (losses) on investments	2.28
Total from investment operations	2.28
Net asset value, end of year	$12.28
Total Return	22.80%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$44,675
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%
Without fee waivers/reimbursements	1.27%
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.05)%
Without fee waivers/reimbursements	(0.33)%
Portfolio turnover rate	74%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

See Notes to Financial Statements.
118	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended		Period Ended
	December 31,		December 31,
Retail	2020		2019 (a)
Net asset value, beginning of period	$17.00		$16.49
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04		(0.00	) (c)
Net realized and unrealized gains (losses) on investments	4.39		0.51
Total from investment operations	4.43		0.51
Less dividends and distributions:
Dividends from net investment income	(0.03)		—
Distributions from net realized gains	(0.25)		—
Total distributions	(0.28)		—
Net asset value, end of period	$21.15		$17.00
Total Return	26.08%		3.09	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$583		$10
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.79	% (e)	0.98	% (f)
Without fee waivers/reimbursements	0.79	% (e)	1.00	% (f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.19%		(0.15	)% (f)
Without fee waivers/reimbursements	0.19%		(0.17	)% (f)
Portfolio turnover rate	38%		16	% (d)(g)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	During the period there were no shareholder servicing fees expensed for the Retail Class. This may not be representative of long term results.

(f)	Annualized.

(g)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	119

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Six Months
	Year Ended	Ended		Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,		June 30,	June 30,		June 30,	June 30,
Institutional	2020	2019 (a)		2019	2018		2017	2016
Net asset value, beginning of period	$17.00	$15.80		$14.76	$13.37		$11.82	$12.25
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.01		0.01	(0.01)		0.00 (c)	0.00 (c)
Net realized and unrealized gains (losses) on investments	4.41	1.25		1.57	1.48		1.55	0.00 (c)
Total from investment operations	4 44	1.26		1.58	1.47		1.55	0.00 (c)
Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.01)		—	—		0.00 (c)	—
Distributions from net realized gains	(0.25)	(0.05)		(0.54)	(0.08)		—	(0.43)
Total distributions	(0.28)	(0.06)		(0.54)	(0.08)		0.00 (c)	(0.43)
Paid-in capital from redemption fees	—	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$21.16	$17.00		$15.80	$14.76		$13.37	$11.82
Total Return	26.18%	7.95	% (d)	11.47%	11.01%		13.14%	0.07%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$169,833	$120,730		$104,418	$79,631		$63,463	$42,216
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.96	% (e)(f)	0.98%	1.02	% (g)	1.10%	1.10%
Without fee waivers/reimbursements	0.92%	1.12	% (e)	1.14%	1.22%		1.40%	1.69%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.16%	0.07	% (e)	0.07%	(0.07)%		(0.02)%	0.00%
Without fee waivers/reimbursements	0.08%	(0.09	)% (e)	(0.09)%	(0.27)%		(0.32)%	(0.59)%
Portfolio turnover rate	38%	16	% (d)	38%	37%		38%	33%

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.

(g)	Contractual expense limitation changed from 1.10% to 0.98% effective November 1, 2017.

See Notes to Financial Statements.
120	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Two Months
	Year Ended	Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		October 31,	October 31,	October 31,	October 31,
Retail*	2020	2019 (a)		2019	2018	2017	2016
Net asset value, beginning of period	$8.67	$8.27		$7.70	$9.49	$7.60	$6.91
Income (loss) from investment operations:
Net investment income (b)	0.14	0.01		0.17	0.18	0.13	0.14
Net realized and unrealized gains (losses) on investments	0.47	0.60		0.62	(1.53)	1.90	0.58
Total from investment operations	0.61	0.61		0.79	(1.35)	2.03	0.72
Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.20)		(0.18)	(0.13)	(0.14)	(0.03)
Distributions from net realized gains	—	—		(0.04)	(0.31)	—	—
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.15)	(0.21)		(0.22)	(0.44)	(0.14)	(0.03)
Paid-in capital from redemption fees	—	—		—	0.00 (c)	—	—
Net asset value, end of period	$9.13	$8.67		$8.27	$7.70	$9.49	$7.60
Total Return	7.05%	7.52	% (d)	10.64%	(14.96)%	27.27%	10.42%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,954	$2,678		$2,397	$2,043	$3,116	$921
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38%	1.46	% (e)(f)	1.48%	1.48%	1.48%	1.48%
Without fee waivers/reimbursements	2.36%	3.40	% (e)	2.91%	2.49%	2.87%	5.58%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.80%	1.01	% (e)	2.15%	1.97%	1.54%	2.10%
Without fee waivers/reimbursements	0.82%	(0.93	)% (e)	0.72%	0.96%	0.15%	(2.00)%
Portfolio turnover rate	91%	23	% (d)	107%	99%	97%	84%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	121

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Two Months
	Year Ended	Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		October 31,	October 31,	October 31,	October 31,
Institutional*	2020	2019 (a)		2019	2018	2017	2016
Net asset value, beginning of period	$8.69	$8.31		$7.74	$9.54	$7.63	$6.92
Income (loss) from investment operations:
Net investment income (b)	0.15	0.02		0.20	0.20	0.15	0.16
Net realized and unrealized gains (losses) on investments	0.47	0.59		0.62	(1.54)	1.91	0.58
Total from investment operations	0.62	0.61		0.82	(1.34)	2.06	0.74
Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.22)		(0.21)	(0.15)	(0.15)	(0.03)
Distributions from net realized gains	—	—		(0.04)	(0.31)	—	—
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.16)	(0.23)		(0.25)	(0.46)	(0.15)	(0.03)
Paid-in capital from redemption fees	—	—		—	0.00 (c)	—	0.00 (c)
Net asset value, end of period	$9.15	$8.69		$8.31	$7.74	$9.54	$7.63
Total Return	7.18%	7.51	% (d)	10.97%	(14.81)%	27.68%	10.54%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$45,058	$32,721		$30,836	$29,961	$32,144	$18,209
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23%	1.23	% (e)	1.23%	1.23%	1.23%	1.23%
Without fee waivers/reimbursements	2.19%	3.14	% (e)	2.66%	2.24%	2.62%	5.33%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.93%	1.18	% (e)	2.40%	2.22%	1.79%	2.35%
Without fee waivers/reimbursements	0.97%	(0.73	)% (e)	0.97%	1.21%	0.40%	(1.75)%
Portfolio turnover rate	91%	23	% (d)	107%	99%	97%	84%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

See Notes to Financial Statements.
122	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Two Months
	Year Ended	Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		October 31,	October 31,	October 31,	October 31,
Retail*	2020	2019 (a)		2019	2018	2017	2016
Net asset value, beginning of period	$11.64	$11.39		$11.73	$14.47	$11.74	$11.36
Income (loss) from investment operations:
Net investment income (b)	0.16	0.02		0.28	0.26	0.23	0.26
Net realized and unrealized gains (losses) on investments	(0.80)	0.73		(0.38)	(2.27)	2.69	0.35
Total from investment operations	(0.64)	0.75		(0.10)	(2.01)	2.92	0.61
Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.49)		(0.25)	(0.29)	(0.19)	(0.17)
Distributions from net realized gains	—	—		—	(0.44)	—	(0.06)
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.17)	(0.50)		(0.25)	(0.73)	(0.19)	(0.23)
Paid-in capital from redemption fees	—	—		0.00 (c)	0.00 (c)	—	—
Net increase from payment by affiliates	—	—		0.01 (d)	—	—	—
Net asset value, end of period	$10.83	$11.64		$11.39	$11.73	$14.47	$11.74
Total Return	(5.51)%	6.73	% (e)	(0.54)%	(14.68)%	25.27%	5.43%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$64,420	$52,668		$49,749	$23,554	$25,240	$12,013

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.18%	1.25	% (f)(g)	1.28%	1.28%	1.28%	1.28%
Without fee waivers/reimbursements	1.36%	1.42	% (f)	1.53%	1.44%	1.47%	2.09%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.68%	0.94	% (f)	2.49%	1.92%	1.80%	2.36%
Without fee waivers/reimbursements	1.50%	0.77	% (f)	2.24%	1.76%	1.61%	1.55%
Portfolio turnover rate	106%	17	% (e)	121%	111%	101%	94%

*	Formerly Class A.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	123

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		Two Months
	Year Ended	Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		October 31,	October 31,	October 31,	October 31,
Institutional*	2020	2019 (a)		2019	2018	2017	2016
Net asset value, beginning of period	$11.65	$11.42		$11.77	$14.50	$11.76	$11.36
Income (loss) from investment operations:
Net investment income (b)	0.19	0.02		0.30	0.29	0.27	0.29
Net realized and unrealized gains (losses) on investments	(0.82)	0.73		(0.37)	(2.26)	2.68	0.34
Total from investment operations	(0.63)	0.75		(0.07)	(1.97)	2.95	0.63
Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.51)		(0.29)	(0.32)	(0.21)	(0.17)
Distributions from net realized gains	—	—		—	(0.44)	—	(0.06)
Return of capital	—	(0.01)		—	—	—	—
Total distributions	(0.17)	(0.52)		(0.29)	(0.76)	(0.21)	(0.23)
Paid-in capital from redemption fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)	—
Net increase from payment by affiliates	—	—		0.01 (d)	—	—	—
Net asset value, end of period	$10.85	$11.65		$11.42	$11.77	$14.50	$11.76
Total Return	(5.35)%	6.69	% (e)	(0.29)%	(14.40)%	25.60%	5.66%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$119,113	$234,265		$230,883	$351,480	$298,728	$71,853
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03%	1.03	% (f)	1.03%	1.03%	1.03%	1.03%
Without fee waivers/reimbursements	1.18%	1.20	% (f)	1.28%	1.19%	1.22%	1.84%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.00%	1.15	% (f)	2.74%	2.17%	2.05%	2.61%
Without fee waivers/reimbursements	1.85%	0.98	% (f)	2.49%	2.01%	1.86%	1.80%
Portfolio turnover rate	106%	17	% (e)	121%	111%	101%	94%

*	Formerly Class I.

(a)	Fund changed fiscal year to December 31.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

See Notes to Financial Statements.
124	| www.sbhfunds.com

Segall Bryant & Hamill
Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
Retail	2020	2019		2018 (a)		2017		2016
Net asset value, beginning of year	$18.12	$12.67		$19.76		$15.08		$15.59
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.08)	0.00	(c)	(0.03)		0.05		0.08
Net realized and unrealized gains (losses) on investments	6.06	5.45		(4.40)		5.01		0.15
Total from investment operations	5.98	5.45		(4.43)		5.06		0.23
Less dividends and distributions:
Dividends from net investment income	—	—		(0.08)		(0.38)		(0.74)
Distributions from net realized gains	(1.24)	—		(2.58)		—		—
Total distributions	(1.24)	—		(2.66)		(0.38)		(0.74)
Net asset value, end of year	$22.86	$18.12		$12.67		$19.76		$15.08
Total Return	33.23%	43.01%		(22.98)%		33.64%		1.60%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$33,666	$29,098		$28,205		$49,979		$49,746
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25%	1.32	% (d)(e)	1.44	% (e)	1.44	% (e)	1.46	% (e)
Without fee waivers/reimbursements	1.69%	1.85%		1.78%		1.75%		1.77%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.43)%	0.00%		(0.18)%		0.27%		0.51%
Without fee waivers/reimbursements	(0.87)%	(0.53)%		(0.52)%		(0.04)%		0.20%
Portfolio turnover rate	59%	31%		57%		48%		44%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.

(e)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	125

Segall Bryant & Hamill
Fundamental International Small Fund Cap	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
Institutional	2020	2019		2018 (a)		2017	2016 (b)
Net asset value, beginning of period	$19.32	$13.48		$20.83		$15.64	$15.76
Income (loss) from investment operations:
Net investment income (loss) (c)	(0.06)	0.00	(d)	(0.00	) (d)	0.08	0.11
Net realized and unrealized gains (losses) on investments	6 48	5.84		(4.66)		5.22	(0.01)
Total from investment operations	6.42	5.84		(4.66)		5.30	0.10
Less dividends and distributions:
Dividends from net investment income	—	—		(0.11)		(0.11)	(0.22)
Distributions from net realized gains	(1.24)	—		(2.58)		—	—
Total distributions	(1.24)	—		(2.69)		(0.11)	(0.22)
Net asset value, end of period	$24.50	$19.32		$13.48		$20.83	$15.64
Total Return	33.45%	43.32%		(22.90)%		33.89%	0.66	% (e)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,458	$8,446		$20,266		$29,652	$20,358
Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10%	1.20	% (g)	1.29%		1.29%	1.19	% (f)
Without fee waivers/reimbursements	1.57%	1.72%		1.62%		1.59%	1.65	% (f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.31)%	0.01%		(0.02)%		0.44%	1.06	% (f)
Without fee waivers/reimbursements	(0.78)%	(0.50)%		(0.35)%		0.14%	0.60	% (f)
Portfolio turnover rate	59%	31%		57%		48%	44	% (e)(h)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

(b)	The Fund added an institutional share class on April 29, 2016.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	The contractual expense limitation is 1.10% effective May 1, 2019 (Note 5).

(h)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.
126	| www.sbhfunds.com

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
Retail	2020 (a)	2019	2018 (b)		2017	2016 (c)
Net asset value, beginning of year	$10.98	$9.52	$11.12		$9.79	$9.45
Income (loss) from investment operations:
Net investment income (d)	0.18	0.23	0.20		0.19	0.17
Net realized and unrealized gains (losses) on investments	0.08 (e)	2.16	(1.16)		1.70	0.63
Total from investment operations	0.26	2.39	(0.96)		1.89	0.80
Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.25)	(0.19)		(0.18)	(0.18)
Distributions from net realized gains	(1.74)	(0.68)	(0.45)		(0.38)	(0.28)
Total distributions	(1.92)	(0.93)	(0.64)		(0.56)	(0.46)
Net asset value, end of year	$9.32	$10.98	$9.52		$11.12	$9.79
Total Return	2.95%	25.36%	(8.70)%		19.56%	8.58%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$32,224	$46,375	$41,887		$50,894	$44,296
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.99	% (f)	0.99%	0.99%
Without fee waivers/reimbursements	1.29%	1.22%	1.22%		1.20%	1.22%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.83%	2.14%	1.88%		1.83%	1.79%
Without fee waivers/reimbursements	1.43%	1.81%	1.65%		1.62%	1.56%
Portfolio turnover rate	132%	40%	59%		17%	61%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.

(d)	Calculated using the average shares method.

(e)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(f)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	127

Segall Bryant & Hamill Global All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
Institutional	2020 (a)	2019	2018 (b)		2017	2016 (c)
Net asset value, beginning of year	$10.86	$9.43	$11.04		$9.71	$9.39
Income (loss) from investment operations:
Net investment income (d)	0.18	0.24	0.23		0.20	0.20
Net realized and unrealized gains (losses) on investments	0.09 (e)	2.14	(1.16)		1.70	0.60
Total from investment operations	0.27	2.38	(0.93)		1.90	0.80
Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.23)		(0.19)	(0.20)
Distributions from net realized gains	(1.74)	(0.68)	(0.45)		(0.38)	(0.28)
Total distributions	(1.93)	(0.95)	(0.68)		(0.57)	(0.48)
Net asset value, end of year	$9.20	$10.86	$9.43		$11.04	$9.71
Total Return	3.04%	25.55%	(8.53)%		19.78%	8.63%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$3,373	$2,730	$2,589		$5,148	$3,466
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.84	% (f)	0.90%	0.81%
Without fee waivers/reimbursements	1.20%	1.12%	1.09%		1.09%	1.21%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.83%	2.32%	2.11%		1.91%	2.01%
Without fee waivers/reimbursements	1.37%	1.94%	1.86%		1.72%	1.61%
Portfolio turnover rate	132%	40%	59%		17%	61%

(a)	Prior to September 19, 2020 known as the Segall Bryant & Hamill Global Large Cap Fund.

(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.

(c)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.

(d)	Calculated using the average shares method.

(e)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(f)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.
128	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2020	2019 (a)	2018 (b)	2017		2016 (c)
Net asset value, beginning of year	$6.45	$5.41	$6.01	$6.38		$8.96
Income (loss) from investment operations:
Net investment income (d)	0.07	0.12	0.11	0.12		0.01
Net realized and unrealized gains (losses) on investments	0.35	1.33	(0.18)	0.93		(0.01)
Total from investment operations	0.42	1.45	(0.07)	1.05		—
Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.21)	(0.21)		—
Distributions from net realized gains	(0.07)	(0.30)	(0.32)	(1.21)		(2.58)
Total distributions	(0.15)	(0.41)	(0.53)	(1.42)		(2.58)
Net asset value, end of year	$6.72	$6.45	$5.41	$6.01		$6.38
Total Return	6.81%	26.85%	(1.36)%	16.73%		(0.38)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$9,397	$9,846	$8,131	$10,022		$12,061
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.89%	0.89%	0.98	% (e)	1.15%
Without fee waivers/reimbursements	1.53%	1.57%	1.86%	1.76%		1.30%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.19%	1.92%	1.85%	1.82%		0.14%
Without fee waivers/reimbursements	0.55%	1.24%	0.88%	1.04%		(0.01)%
Portfolio turnover rate	97%	41%	43%	0%		112%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.

(d)	Calculated using the average shares method.

(e)	Contractual expense limitation changed from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	129

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2020	2019 (a)	2018 (b)	2017	2016 (c)
Net asset value, beginning of year	$6.64	$5.55	$6.12	$6.61	$9.16
Income (loss) from investment operations:
Net investment income (d)	0.08	0.14	0.13	0.13	0.03
Net realized and unrealized gains (losses) on investments	0.36	1.37	(0.20)	0.97	(0.00	) (e)
Total from investment operations	0.44	1.51	(0.07)	1.10	0.03
Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.18)	(0.38)	—
Distributions from net realized gains	(0.07)	(0.30)	(0.32)	(1.21)	(2.58)
Total distributions	(0.15)	(0.42)	(0.50)	(1.59)	(2.58)
Net asset value, end of year	$6.93	$6.64	$5.55	$6.12	$6.61
Total Return	6.98%	27.22%	(1.25)%	16.92%	0.01%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$11,299	$8,339	$298	$155	$546
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.74%	0.74%	0.92%	0.91%
Without fee waivers/reimbursements	1.54%	1.41%	1.76%	1.61%	1.49%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.26%	2.11%	2.11%	1.82%	0.37%
Without fee waivers/reimbursements	0.46%	1.44%	1.09%	1.13%	(0.21)%
Portfolio turnover rate	97%	41%	43%	0%	112%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.

(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.

(d)	Calculated using the average shares method.

(e)	Less than $0.005 per share.

See Notes to Financial Statements.
130	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Period Ended
	December 31,	December 31,		December 31,
Retail	2020	2019		2018 (a)
Net asset value, beginning of period	$10.11	$10.02		$10.00
Income from investment operations:
Net investment income (b)	0.12	0.25		0.01
Net realized and unrealized gains (losses) on investments	0.08	0.10		0.01
Total from investment operations	0.20	0.35		0.02
Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.26)		—
Distributions from net realized gains	(0.01)	(0.00	) (c)	—
Total distributions	(0.16)	(0.26)		—
Net asset value, end of period	$10.15	$10.11		$10.02
Total Return	2.05%	3.57%		0.20	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,989	$915		$200
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49%	0.49%		0.49	% (e)
Without fee waivers/reimbursements	1.18%	4.13%		9.96	% (e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.23%	2.50%		2.39	% (e)
Without fee waivers/reimbursements	0.54%	(1.14)%		(7.08	)% (e)(f)
Portfolio turnover rate	47%	32%		0	% (d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	131

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Period Ended
	December 31,	December 31,		December 31,
Institutional	2020	2019		2018 (a)
Net asset value, beginning of period	$10.11	$10.02		$10.00
Income from investment operations:
Net investment income (b)	0.13	0.26		0.01
Net realized and unrealized gains (losses) on investments	0.09	0.09		0.01
Total from investment operations	0.22	0.35		0.02
Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.26)		—
Distributions from net realized gains	(0.01)	(0.00	) (c)	—
Total distributions	(0.17)	(0.26)		—
Net asset value, end of period	$10.16	$10.11		$10.02
Total Return	2.18%	3.62%		0.20	% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$23,568	$6,279		$1,002
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%		0.40	% (e)
Without fee waivers/reimbursements	1.03%	3.68%		9.74	% (e)(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.32%	2.53%		2.48	% (e)
Without fee waivers/reimbursements	0.69%	(0.75)%		(6.86	)% (e)(f)
Portfolio turnover rate	47%	32%		0	% (d)

(a)	Commenced operations on December 17, 2018.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
132	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$10.79	$10.32	$10.71	$10.59	$10.55
Income (loss) from investment operations:
Net investment income (b)	0.27	0.33	0.33	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.64	0.57	(0.36)	0.16	0.07
Total from investment operations	0.91	0.90	(0.03)	0.50	0.40
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.34)	(0.37)	(0.36)
Distributions from net realized gains	(0.15)	(0.07)	(0.02)	(0.01)	(0.00	) (c)
Total distributions	(0.45)	(0.43)	(0.36)	(0.38)	(0.36)
Net asset value, end of year	$11.25	$10.79	$10.32	$10.71	$10.59
Total Return	8.49%	8.79%	(0.18)%	4.74%	3.82%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$594,559	$598,220	$915,824	$1,056,835	$1,066,591
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.68%	0.73%	0.76%	0.77%	0.78%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.38%	3.04%	3.17%	3.15%	3.03%
Without fee waivers/reimbursements	2.25%	2.86%	2.96%	2.93%	2.80%
Portfolio turnover rate	59%	52%	59%	38%	52%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	133

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$10.69	$10.23	$10.60	$10.48	$10.43
Income (loss) from investment operations:
Net investment income (b)	0.28	0.34	0.34	0.35	0.34
Net realized and unrealized gains (losses) on investments	0.64	0.56	(0.34)	0.15	0.08
Total from investment operations	0.92	0.90	0.00 (c)	0.50	0.42
Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.37)	(0.35)	(0.37)	(0.37)
Distributions from net realized gains	(0.15)	(0.07)	(0.02)	(0.01)	(0.00	) (c)
Total distributions	(0.47)	(0.44)	(0.37)	(0.38)	(0.37)
Net asset value, end of year	$11.14	$10.69	$10.23	$10.60	$10.48
Total Return	8.65%	8.90%	0.06%	4.81%	4.01%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$525,992	$427,395	$307,253	$229,912	$121,829
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.40%	0.40%	0.38%
Without fee waivers/reimbursements	0.51%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.53%	3.14%	3.33%	3.29%	3.20%
Without fee waivers/reimbursements	2.42%	2.99%	3.17%	3.13%	3.02%
Portfolio turnover rate	59%	52%	59%	38%	52%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

See Notes to Financial Statements.
134	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$8.97	$8.40	$8.99	$8.86	$8.23
Income (loss) from investment operations:
Net investment income (b)	0.34	0.43	0.40	0.41	0.40
Net realized and unrealized gains (losses) on investments	0.29	0.58	(0.59)	0.13	0.63
Total from investment operations	0.63	1.01	(0.19)	0.54	1.03
Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.44)	(0.40)	(0.41)	(0.40)
Paid-in capital from redemption fees	—	—	—	—	0.00 (c)
Net asset value, end of year	$9.24	$8.97	$8.40	$8.99	$8.86
Total Return	7.31%	12.21%	(2.19)%	6.18%	12.75%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$42,227	$39,692	$43,045	$58,486	$56,997
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.95%	0.98%	0.99%	0.98%	0.95%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.84%	4.86%	4.52%	4.52%	4.63%
Without fee waivers/reimbursements	3.74%	4.73%	4.38%	4.39%	4.53%
Portfolio turnover rate	57%	41%	21%	37%	47%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	135

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$8.87	$8.29	$8.88	$8.75	$8.12
Income (loss) from investment operations:
Net investment income (b)	0.35	0.44	0.40	0.42	0.41
Net realized and unrealized gains (losses) on investments	0.28	0.57	(0.58)	0.13	0.62
Total from investment operations	0.63	1.01	(0.18)	0.55	1.03
Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.43)	(0.41)	(0.42)	(0.41)
Paid-in capital from redemption fees	—	—	—	—	0.01
Net asset value, end of year	$9.13	$8.87	$8.29	$8.88	$8.75
Total Return	7.40%	12.40%	(2.12)%	6.35%	13.10%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$40,912	$21,680	$12,962	$20,734	$18,488
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70%	0.70%	0.69%	0.68%	0.63%
Without fee waivers/reimbursements	0.82%	0.83%	0.81%	0.78%	0.84%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.99%	4.99%	4.68%	4.67%	4.85%
Without fee waivers/reimbursements	3.87%	4.86%	4.56%	4.57%	4.64%
Portfolio turnover rate	57%	41%	21%	37%	47%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
136	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Retail	2020	2019	2018 (a)	2017		2016 (b)
Net asset value, beginning of period	$10.67	$10.38	$10.61	$10.15		$10.00
Income (loss) from investment operations:
Net investment income (c)	0.24	0.29	0.35	0.32		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.44	0.43	(0.23)	0.53		0.15
Total from investment operations	0.68	0.72	0.12	0.85		0.15
Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.35)	(0.34)	(0.31)		—
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	(0.08)		—
Total distributions	(0.34)	(0.43)	(0.35)	(0.39)		—
Net asset value, end of period	$11.01	$10.67	$10.38	$10.61		$10.15
Total Return	6.54%	7.00%	1.23%	8.44%		1.50	% (e)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,344	$11,399	$6,405	$2,709		$406
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%		0.65	% (f)
Without fee waivers/reimbursements	0.80%	0.94%	1.09%	3.09	% (g)	19.11	% (f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.17%	2.73%	3.40%	2.99%		1.05	% (f)
Without fee waivers/reimbursements	2.02%	2.44%	2.96%	0.55	% (g)	(17.41	)% (f)(h)
Portfolio turnover rate	101%	114%	188%	284%		0	% (e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Commenced operations on December 19, 2016.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	137

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
Institutional	2020	2019	2018 (a)	2017		2016 (b)
Net asset value, beginning of period	$10.68	$10.39	$10.62	$10.15		$10.00
Income (loss) from investment operations:
Net investment income (c)	0.25	0.31	0.37	0.34		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.45	0.43	(0.23)	0.53		0.15
Total from investment operations	0.70	0.74	0.14	0.87		0.15
Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.37)	(0.36)	(0.32)		—
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	(0.08)		—
Total distributions	(0.36)	(0.45)	(0.37)	(0.40)		—
Net asset value, end of period	$11.02	$10.68	$10.39	$10.62		$10.15
Total Return	6.71%	7.19%	1.36%	8.68%		1.50	% (e)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$145,819	$62,358	$35,204	$21,371		$355
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.40%		0.61	% (f)
Without fee waivers/reimbursements	0.62%	0.76%	0.91%	2.29	% (g)	19.48	% (f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.32%	2.90%	3.51%	3.24%		1.08	% (f)
Without fee waivers/reimbursements	2.20%	2.64%	3.10%	1.35	% (g)	(17.79	)% (f)(h)
Portfolio turnover rate	101%	114%	188%	284%		0	% (e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.

(b)	Commenced operations on December 19, 2016.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

(e)	Total return and portfolio turnover are not annualized for periods less than one full year.

(f)	Annualized.

(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.
138	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Retail	2020	2019	2018 (a)	2017	2016
Net asset value, beginning of year	$11.69	$11.30	$11.58	$11.32	$11.66
Income (loss) from investment operations:
Net investment income (b)	0.24	0.27	0.35	0.32	0.31
Net realized and unrealized gains (losses) on investments	0.34	0.47	(0.28)	0.26	(0.31)
Total from investment operations	0.58	0.74	0.07	0.58	—
Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.35)	(0.32)	(0.31)
Distributions from net realized gains	—	—	—	—	(0.03)
Total distributions	(0.32)	(0.35)	(0.35)	(0.32)	(0.34)
Net asset value, end of year	$11.95	$11.69	$11.30	$11.58	$11.32
Total Return	5.08%	6.62%	0.60%	5.21%	(0.07)%
Ratios and Supplemental Data
Net assets, end of year (in 000s)	$205,285	$161,755	$176,020	$193,426	$196,237
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.70%	0.77%	0.82%	0.82%	0.84%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.00%	2.29%	3.05%	2.80%	2.62%
Without fee waivers/reimbursements	1.95%	2.17%	2.88%	2.63%	2.43%
Portfolio turnover rate	71%	30%	47%	64%	47%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | December 31, 2020 |	139

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	2020	2019	2018 (a)	2017	2016 (b)
Net asset value, beginning of period	$11.73	$11.33	$11.61	$11.34	$11.79
Income (loss) from investment operations:
Net investment income (c)	0.25	0.28	0.36	0.34	0.22
Net realized and unrealized gains (losses) on investments	0.36	0.48	(0.28)	0.26	(0.44)
Total from investment operations	0.61	0.76	0.08	0.60	(0.22)
Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.36)	(0.36)	(0.33)	(0.20)
Distributions from net realized gains	—	—	—	—	(0.03)
Total distributions	(0.34)	(0.36)	(0.36)	(0.33)	(0.23)
Net asset value, end of period	$12.00	$11.73	$11.33	$11.61	$11.34
Total Return	5.29%	6.80%	0.73%	5.34%	(1.93	)% (d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$289,774	$214,996	$96,615	$79,263	$29,557
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.50%	0.50%	0.49	% (e)
Without fee waivers/reimbursements	0.55%	0.61%	0.63%	0.64%	0.68	% (e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.15%	2.41%	3.20%	2.96%	2.81	% (e)
Without fee waivers/reimbursements	2.10%	2.30%	3.07%	2.82%	2.62	% (e)
Portfolio turnover rate	71%	30%	47%	64%	47	% (d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

(b)	The Fund added an institutional share class on April 29, 2016.

(c)	Calculated using the average shares method.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Annualized.

(f)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.
140	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

1.	ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund (formerly Segall Bryant & Hamill Global Large Cap Fund), Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

Each of the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap and Segall Bryant & Hamill Workplace Equality Fund seeks to achieve long-term capital appreciation. The Segall Bryant & Hamill Short Term Plus Fund seeks to provide current income and competitive total return. Each of the Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Quality High Yield Fund seeks to achieve long-term total rate of return consistent with preservation of capital. The Segall Bryant & Hamill Municipal Opportunities Fund seeks income exempt from Federal income taxes. The Segall Bryant & Hamill Colorado Tax Free Fund seeks income exempt from both federal and Colorado state personal income taxes.

In December 2019, the partners of the Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”) approved the conversion of the Partnership into the Segall Bryant & Hamill Small Cap Core Fund effective December 31, 2019. The Segall Bryant & Hamill Small Cap Core Fund is a successor to the Partnership and has substantially the same investment objectives and strategies as did the Partnership. The net assets contributed resulting from this tax-free transaction was $37,936,217, including unrealized appreciation for tax purposes of $7,968,119. For financial statement purposes, the cost basis recorded for the securities received was equal to the securities’ fair value as of December 31, 2020. The limited partners of the Partnership were issued shares in the Segall Bryant & Hamill Small Cap Core Fund based on the December 31, 2019 opening net asset value (“NAV”) per share of the Segall Bryant & Hamill Small Cap Core Fund. A total of 3,793,622 shares were issued at a NAV per share of $10.00.

The Board of Trustees of the Trust, based on the recommendation of the Adviser, approved an Agreement and Plan of Reorganization pursuant to which the Segall Bryant & Hamill Small Cap Value Dividend Fund, a former series of the Trust, would be combined with and into the Segall Bryant & Hamill Small Cap Value Fund. The tax-free reorganization took place on September 25, 2020.

The following is a summary of shares outstanding, net assets, net asset value (“NAV”) per share and unrealized appreciation immediately before and after the reorganization.

	Before Reorganization		After Reorganization
	Segall Bryant &
	Hamill Small Cap	Segall Bryant &	Segall Bryant &
	Value Dividend	Hamill Small Cap	Hamill Small Cap
	Fund	Value Fund	Value Fund
Retail Class
Shares	790,279	30,581	525,391
Net Assets	$5,056,578	$312,513	$5,369,091
Net Asset Value	$6.40	$10.22	$10.22

Institutional Class
Shares	3,438,443	26,702,010	28,872,646
Net Assets	$22,201,598	$273,112,348	$295,313,946
Net Asset Value	$6.46	$10.23	$10.23

Fund Total
Net Assets	$27,258,176	$273,424,861	$300,683,037
Unrealized Depreciation	$(23,506)	$(3,772,560)	$(3,796,066)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Assuming the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill Small Cap Value Fund’s pro forma results of operations for the year ended December 31, 2020, would have been as follows:

		Net Increase in Net Assets Resulting
Net Investment Income	Realized and Unrealized Gains	From Operations
$2,731,138	$42,535,894	$45,267,032

For financial reporting purposes, assets received and shares issued by the Segall Bryant & Hamill Small Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the Segall Bryant & Hamill Small Cap Value Dividend Fund was carried forward to align ongoing reporting of the Segall Bryant & Hamill Small Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Segall Bryant & Hamill Small Cap Value Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect operations of Segall Bryant & Hamill Small Cap Dividend Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies, under Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies.”

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of December 31, 2020, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2020, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global All Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends, if any, included in dividend income, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, net of reclaims, and foreign capital gains taxes, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Common Expenses – Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

3.	CERTAIN INVESTMENTS AND ASSOCIATED RISKS

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political,

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Country Risk – As of December 31, 2020, the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom; and the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in the United Kingdom. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period. Refer to each Fund’s Statement of Investments for its particular concentration in the various sectors.

Other Risk – The global spread of novel coronavirus disease (COVID-19) was declared a pandemic by the World Health Organization. This pandemic has resulted in significant disruptions to economies and markets, adversely impacting individual companies, sectors, industries, currencies, interest and inflation rates, credit ratings, and investor sentiment. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Management continues to monitor and evaluate this situation.

4.	SHARES OF BENEFICIAL INTEREST

On December 31, 2020, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the	For the
	Year Ended	Six Months Ended	Year Ended
	December 31, 2020	December 31, 2019	June 30, 2019
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	573,167	811	—
Shares issued in Reinvestment of Distributions	1,539	—	—
Total	574,706	811	—
Less Shares Redeemed	(73,203)	(1)	—
Net Increase	501,503	810	—
Institutional:
Shares Sold	24,711,636	2,436,424	4,049,887
Shares issued in Reinvestment of Distributions	280,000	719,131	919,695
Total	24,991,636	3,155,555	4,969,582
Less Shares Redeemed	(7,224,415)	(1,005,549)	(1,858,875)
Net Increase	17,767,221	2,150,006	3,110,707

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Segall Bryant & Hamill Small Gap Growth Fund
Retail:
Shares Sold	459,319	182,176
Shares issued in Reinvestment of Distributions	—	—
Total	459,319	182,176
Less Shares Redeemed	(103,457)	(119,393)
Net Increase	355,862	62,783
Institutional:
Shares Sold	1,547,037	520,966
Shares issued in Reinvestment of Distributions	—	—
Total	1,547,037	520,966
Less Shares Redeemed	(1,744,804)	(1,182,407)
Net Decrease	(197,767)	(661,441)
Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	336,564	7,751
Shares issued in Reinvestment of Distributions	—	—
Total	336,564	7,751
Less Shares Redeemed	(4,631)	—
Net Increase	331,933	7,751
Institutional:
Shares Sold	306,072	3,793,622
Shares issued in Reinvestment of Distributions	—	—
Total	306,072	3,793,622
Less Shares Redeemed	(462,445)	—
Net Increase (Decrease)	(156,373)	3,793,622

	For the	For the	For the
	Year Ended	Six Months Ended	Year Ended
	December 31, 2020	December 31, 2019	June 30, 2019
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	36,790	607	—
Shares issued in Reinvestment of Distributions	492	—	—
Total	37,282	607	—
Less Shares Redeemed	(10,344)	(1)	—
Net Increase	26,938	606	—
Institutional:
Shares Sold	2,038,395	853,915	1,726,878
Shares issued in Reinvestment of Distributions	107,563	23,201	237,120
Total	2,145,958	877,116	1,963,998
Less Shares Redeemed	(1,222,717)	(383,750)	(751,987)
Net Increase	923,241	493,366	1,212,011

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

	For the	For the	For the
	Year Ended	Two Months Ended	Year Ended
	December 31, 2020	December 31, 2019	October 31, 2019
Segall Bryant & Hamill Emerging Markets Fund
Retail (Formerly Class A):
Shares Sold	66,253	14,198	25,055
Shares issued in Reinvestment of Distributions	4,840	7,131	7,641
Total	71,093	21,329	32,696
Less Shares Redeemed	(56,389)	(2,191)	(8,195)
Net Increase	14,704	19,138	24,501
Institutional (Formerly Class I):
Shares Sold	1,424,279	16,247	74,567
Shares issued in Reinvestment of Distributions	83,386	50,685	62,830
Total	1,507,665	66,932	137,397
Less Shares Redeemed	(349,851)	(12,427)	(296,492)
Net Increase (Decrease)	1,157,814	54,505	(159,095)
Segall Bryant & Hamill International Small Cap Fund
Retail (Formerly Class A):
Shares Sold	2,311,336	6,096	2,638,657
Shares issued in Reinvestment of Distributions	90,711	173,843	35,203
Total	2,402,047	179,939	2,673,860
Less Shares Redeemed	(977,937)	(20,479)	(315,642)
Net Increase	1,424,110	159,460	2,358,218
Institutional (Formerly Class I):
Shares Sold	2,210,492	105,065	6,256,598
Shares issued in Reinvestment of Distributions	169,816	759,776	528,768
Total	2,380,308	864,841	6,785,366
Less Shares Redeemed	(11,505,247)	(976,168)	(16,442,757)
Net Decrease	(9,124,939)	(111,327)	(9,657,391)

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	311,098	261,029
Shares issued in Reinvestment of Distributions	77,768	—
Total	388,866	261,029
Less Shares Redeemed	(522,257)	(881,691)
Net Decrease	(133,391)	(620,662)
Institutional:
Shares Sold	406,165	216,257
Shares issued in Reinvestment of Distributions	31,077	—
Total	437,242	216,257
Less Shares Redeemed	(243,495)	(1,282,167)
Net Increase (Decrease)	193,747	(1,065,910)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Segall Bryant & Hamill Global All Cap Fund
Retail:
Shares Sold	22,414	73,564
Shares issued in Reinvestment of Distributions	591,612	323,523
Total	614,026	397,087
Less Shares Redeemed	(1,380,005)	(572,735)
Net Decrease	(765,979)	(175,648)
Institutional:
Shares Sold	291,114	57,719
Shares issued in Reinvestment of Distributions	62,726	17,233
Total	353,840	74,952
Less Shares Redeemed	(238,661)	(98,107)
Net Increase (Decrease)	115,179	(23,155)
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	157,716	108,326
Shares issued in Reinvestment of Distributions	35,055	92,041
Total	192,771	200,367
Less Shares Redeemed	(321,483)	(178,106)
Net Increase (Decrease)	(128,712)	22,261
Institutional:
Shares Sold	408,772	1,242,876
Shares issued in Reinvestment of Distributions	35,517	69,806
Total	444,289	1,312,682
Less Shares Redeemed	(69,982)	(109,649)
Net Increase	374,307	1,203,033
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	242,589	89,734
Shares issued in Reinvestment of Distributions	2,673	1,108
Total	245,262	90,842
Less Shares Redeemed	(41,213)	(20,306)
Net Increase	204,049	70,536
Institutional:
Shares Sold	2,407,028	558,932
Shares issued in Reinvestment of Distributions	19,897	8,736
Total	2,426,925	567,668
Less Shares Redeemed	(727,324)	(46,804)
Net Increase	1,699,601	520,864
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	11,077,454	14,085,142
Shares issued in Reinvestment of Distributions	2,087,145	2,649,200
Total	13,164,599	16,734,342
Less Shares Redeemed	(15,768,436)	(49,982,596)
Net Decrease	(2,603,837)	(33,248,254)
Institutional:
Shares Sold	14,500,177	14,999,412
Shares issued in Reinvestment of Distributions	1,641,594	1,394,885
Total	16,141,771	16,394,297
Less Shares Redeemed	(8,913,026)	(6,438,689)
Net Increase	7,228,745	9,955,608

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	1,391,920	362,832
Shares issued in Reinvestment of Distributions	171,987	221,338
Total	1,563,907	584,170
Less Shares Redeemed	(1,417,538)	(1,283,667)
Net Increase (Decrease)	146,369	(699,497)
Institutional:
Shares Sold	3,029,360	1,115,468
Shares issued in Reinvestment of Distributions	123,776	100,016
Total	3,153,136	1,215,484
Less Shares Redeemed	(1,117,704)	(334,149)
Net Increase	2,035,432	881,335
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	1,980,226	727,044
Shares issued in Reinvestment of Distributions	53,913	40,230
Total	2,034,139	767,274
Less Shares Redeemed	(527,802)	(316,395)
Net Increase	1,506,337	450,879
Institutional:
Shares Sold	8,321,722	3,450,669
Shares issued in Reinvestment of Distributions	294,130	215,260
Total	8,615,852	3,665,929
Less Shares Redeemed	(1,218,369)	(1,215,146)
Net Increase	7,397,483	2,450,783
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	7,913,358	4,949,222
Shares issued in Reinvestment of Distributions	419,771	381,847
Total	8,333,129	5,331,069
Less Shares Redeemed	(4,991,064)	(7,078,884)
Net Increase (Decrease)	3,342,065	(1,747,815)
Institutional:
Shares Sold	9,106,046	11,191,620
Shares issued in Reinvestment of Distributions	535,213	395,129
Total	9,641,259	11,586,749
Less Shares Redeemed	(3,810,774)	(1,790,408)
Net Increase	5,830,485	9,796,341

5.	TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Capital loss carry forwards used during the year ended December 31, 2020 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Growth Fund	$13,321,872
Segall Bryant & Hamill Quality High Yield Fund	471,266

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2020, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Value Fund	$9,748,622	$6,523,867
Segall Bryant & Hamill Small Cap Growth Fund	58,813,713	—
Segall Bryant & Hamill Emerging Markets Fund	2,064,124	388,960
Segall Bryant & Hamill International Small Cap Fund	65,090,815	32,248,024
Segall Bryant & Hamill Quality High Yield Fund	77,552	9,097,953
Segall Bryant & Hamill Colorado Tax Free Fund	1,392,397	—

As a result of the acquisition of the Segall Bryant & Hamill Small Cap Value Dividend Fund, the Segall Bryant & Hamill Small Cap Value Fund acquired $8,227,345 and $5,129,271 of short-term and long-term capital loss carry forwards, respectively, which are available to offset future capital gains. In addition, as a result of a change in control due to the merger, $242,622 of the Segall Bryant & Hamill Small Cap Value Fund’s capital losses are subject to an annual limitation of $64,478 (prorated in the initial year) under IRC Section 382.

Net qualified late year capital losses, incurred after October 31, 2020 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended December 31, 2020, the following amounts were deferred to the tax year ending December 31, 2021:

Capital Loss
Fund	Deferrals
Segall Bryant & Hamill Municipal Opportunities Fund	$150,896

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund and Segall Bryant & Hamill Fundamental International Small Cap Fund; monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund and quarterly for the Segall Bryant & Hamill Global All Cap Fund and Segall Bryant & Hamill Workplace Equality Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the periods ended December 31, 2020, December 31, 2019, October 31, 2019 and June 30, 2019, as applicable, were as follows:

			Long-Term
Fund	Period Ended	Ordinary Income	Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Small Cap Value Fund	12/31/2020	2,218,960	1,243,474	—	—
	12/31/2019	4,313,031	5,092,391	—	—
	6/30/2019	4,273,845	6,814,219	—	—
Segall Bryant & Hamill Small Cap Growth Fund	12/31/2020	—	—	—	—
	12/31/2019	—	—	—	—
Segall Bryant & Hamill Small Cap Core Fund	12/31/2020	—	—	—	—
	12/31/2019	—	—	—	—
Segall Bryant & Hamill All Cap Fund	12/31/2020	246,155	2,029,921	—	—
	12/31/2019	49,658	334,417
	6/30/2019	—	3,099,152	—	—
Segall Bryant & Hamill Emerging Markets Fund	12/31/2020	815,979	—	—	—
	12/31/2019	869,167	—	34,024	—
	10/31/2019	860,787	161,117	—	—
Segall Bryant & Hamill International Small Cap Fund	12/31/2020	2,864,036	—	—	—
	12/31/2019	12,381,211	—	189,729	—
	10/31/2019	8,668,571	—	—	—
Segall Bryant & Hamill Fundamental International Small Cap Fund	12/31/2020	—	2,488,723	—	—
	12/31/2019	—	—	—	—

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

			Long-Term
Fund	Period Ended	Ordinary Income	Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Global All Cap Fund	12/31/2020	712,975	5,759,690	—	—
	12/31/2019	1,097,574	2,905,728	—	—
Segall Bryant & Hamill Workplace Equality Fund	12/31/2020	218,608	212,619	—	—
	12/31/2019	262,051	800,966	—	—
Segall Bryant & Hamill Short Term Plus Fund	12/31/2020	228,429	6,968	—	—
	12/31/2019	100,436	—	—	—
Segall Bryant & Hamill Plus Bond Fund	12/31/2020	33,783,456	9,823,399	—	—
	12/31/2019	38,881,131	5,658,442	—	—
Segall Bryant & Hamill Quality High Yield Fund	12/31/2020	2,681,083	—	—	—
	12/31/2019	2,910,491	—	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	12/31/2020	841,313	175,694	—	2,918,318
	12/31/2019	799,450	29,114	—	2,005,216
Segall Bryant & Hamill Colorado Tax Free Fund	12/31/2020	1,510,955	—	—	10,751,229
	12/31/2019	1,440,696	—	—	8,481,957

As of December 31, 2020, the components of distributable earnings (deficit) on a tax basis were as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Undistributed ordinary income	$79,582	$—	$115,305	$—	$201,152
Undistributed long term capital gains	—	—	1,695,032	5,267,490	—
Accumulated capital and other losses	(16,272,489)	(58,813,713)	—	—	(2,453,084)
Net unrealized appreciation on investments	78,021,941	44,263,202	14,615,555	60,268,146	8,111,615
Other temporary differences	(57,437)	(32,201)	—	—	—
Total accumulated earnings (deficit)	$61,771,597	$(14,582,712)	$16,425,892	$65,535,636	$5,859,683

		Segall Bryant
	Segall Bryant	& Hamill
	& Hamill	Fundamental	Segall Bryant &	Segall Bryant &	Segall Bryant
	International	International	Hamill Global All	Hamill Workplace	& Hamill Short
	Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund	Term Plus Fund
Undistributed ordinary income	$1,779,096	$527,623	$550,052	$86,502	$15,289
Undistributed long term capital gains	—	2,541,039	81,204	301,928	—
Accumulated capital and other losses	(97,338,839)	—	—	—	—
Net unrealized appreciation on investments	21,059,755	19,580,393	4,383,177	2,989,994	128,790
Other temporary differences	—	(28,849)	(26,467)	(27,807)	—
Total accumulated earnings (deficit)	$(74,499,988)	$22,620,206	$4,987,966	3,350,617	$144,079

			Segall Bryant &
	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
	Fund	High Yield Fund	Fund	Tax Free Fund
Undistributed ordinary income	$290,856	$7,246	$—	$—
Undistributed tax-exempt income	—	—	64,069	—
Undistributed long term capital gains	1,264,663	—	441,730	—
Accumulated capital and other losses	—	(9,175,505)	(150,896)	(1,392,397)
Net unrealized appreciation on investments	72,437,706	3,183,577	4,657,872	16,665,537
Other temporary differences	(223,469)	(28,357)	—	(26,296)
Total accumulated earnings (deficit)	$73,769,756	$(6,013,039)	$5,012,775	$15,246,844

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Other Temporary Differences is primarily related to deferred Trustee compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As of December 31, 2020, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Small Cap	Hamill Small Cap	Hamill Small Cap	Hamill All Cap	Hamill Emerging
	Value Fund	Growth Fund	Core Fund	Fund	Markets Fund
Tax cost of portfolio investments	$306,846,263	$75,127,902	$31,768,649	$106,122,733	$39,855,714
Gross unrealized appreciation	91,261,901	45,814,624	15,259,988	61,535,501	10,003,166
Gross unrealized depreciation	(13,239,960)	(1,551,422)	(644,433)	(1,267,355)	(1,891,551)
Net unrealized appreciation on portfolio investments	$78,021,941	$44,263,202	$14,615,555	$60,268,146	$8,111,615

			Segall Bryant
		Segall Bryant	& Hamill
		& Hamill	Fundamental	Segall Bryant &	Segall Bryant &
		International	International	Hamill Global All	Hamill Workplace
		Small Cap Fund	Small Cap Fund	Cap Fund	Equality Fund
Tax cost of portfolio investments		$161,755,281	$29,198,519	$30,181,557	$17,346,788
Gross unrealized appreciation		29,871,949	20,631,597	4,575,485	3,159,555
Gross unrealized depreciation		(8,812,194)	(1,051,204)	(192,308)	(169,561)
Net unrealized appreciation on portfolio investments		$21,059,755	$19,580,393	$4,383,177	$2,989,994

				Segall Bryant &
	Segall Bryant	Segall Bryant &	Segall Bryant &	Hamill Municipal	Segall Bryant &
	& Hamill Short	Hamill Plus Bond	Hamill Quality	Opportunities	Hamill Colorado
	Term Plus Fund	Fund	High Yield Fund	Fund	Tax Free Fund
Tax cost of portfolio investments	$25,909,545	$1,028,294,801	$76,329,938	$156,598,552	$425,281,107
Gross unrealized appreciation	257,505	76,700,182	3,468,917	4,792,734	17,794,868
Gross unrealized depreciation	(128,715)	(4,262,476)	(285,340)	(134,862)	(1,129,331)
Net unrealized appreciation on portfolio investments	$128,790	$72,437,706	$3,183,577	$4,657,872	$16,665,537

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments.

For the year ended December 31, 2020, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Paid-In	Total Accumulated
Fund	Capital	Earnings (Deficit)
Segall Bryant & Hamill Small Cap Value Fund	$13,479,538	$(13,479,538)
Segall Bryant & Hamill Small Cap Growth Fund	(356,586)	356,586
Segall Bryant & Hamill Small Cap Core Fund	(7,968,119)	7,968,119
Segall Bryant & Hamill All Cap Fund	325	(325)
Segall Bryant & Hamill Emerging Markets Fund	(79,531)	79,531
Segall Bryant & Hamill International Small Cap Fund	312	(312)
Segall Bryant & Hamill Fundamental International Small Cap Fund	33,207	(33,207)
Segall Bryant & Hamill Global All Cap Fund	12,144	(12,144)
Segall Bryant & Hamill Workplace Equality Fund	27,601	(27,601)
Segall Bryant & Hamill Short Term Plus Fund	—	—
Segall Bryant & Hamill Plus Bond Fund	299,726	(299,726)
Segall Bryant & Hamill Quality High Yield Fund	27,496	(27,496)
Segall Bryant & Hamill Municipal Opportunities Fund	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	20,045	(20,045)

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Such reclassifications have no effect on each Fund’s net assets or its NAV per share. The reclassifications were primarily a result of book/tax distribution reclassifications and certain other investments.

6.	INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Segall Bryant & Hamill, LLC (the “Adviser”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Fund
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%
Segall Bryant & Hamill Global All Cap Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and payable monthly based on the average net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets, subject to certain minimums, and are disclosed in the Statements of Operations. During the year ended December 31, 2020, the Adviser and Ultimus received $250,054 and $650,695, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services. The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents and the Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Until at least April 30, 2021, except until at least December 31, 2021 for the the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill All Cap Fund, the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

These amounts are not subject to recapture in future periods.

Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser and Ultimus. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2020 is $895,352.

7.	FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

The following is a summary of each Fund’s investments and other financial instruments (if any) and the inputs used to value the investments and other financial instruments as of December 31, 2020:

Segall Bryant & Hamill Small Cap Value Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$384,868,204	$—	$—		$384,868,204
Total	$384,868,204	$—	$—		$384,868,204

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$119,391,104	$—	$—		$119,391,104
Total	$119,391,104	$—	$—		$119,391,104

Segall Bryant & Hamill Small Cap Core Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$46,384,204	$—	$—		$46,384,204
Total	$46,384,204	$—	$—		$46,384,204

Segall Bryant & Hamill All Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$166,390,879	$—	$—		$166,390,879
Total	$166,390,879	$—	$—		$166,390,879

Segall Bryant & Hamill Emerging Markets Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$11,107,148	$35,227,356	$6,371	*	$46,340,875
Preferred Stocks	477,932	1,147,746	—		1,625,678
Rights	228	—	—		228
Total	$11,585,308	$36,375,102	$6,371		$47,966,781

Segall Bryant & Hamill International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$14,806,713	$167,011,452	$283,839	*	$182,102,004
Preferred Stocks	369,737	295,902	—		665,639
Total	$15,176,450	$167,307,354	$283,839		$182,767,643

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$15,198,578	$33,492,401	$98,020		$48,788,999
Total	$15,198,578	$33,492,401	$98,020		$48,788,999
Other Financial Instruments**
Forward Foreign Currency Contracts, Unrealized Gain	$—	$131,799	$—		$131,799
Forward Foreign Currency Contracts, Unrealized Loss	—	(357,071)	—		(357,071)
Total	$—	$(225,272)	$—		$(225,272)

Segall Bryant & Hamill Global All Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$26,078,589	$8,480,088	$—		$34,558,677
Total	$26,078,589	$8,480,088	$—		$34,558,677

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

Segall Bryant & Hamill Workplace Equality Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,336,782	$—	$—	$20,336,782
Total	$20,336,782	$—	$—	$20,336,782

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$21,588,013	$—	$21,588,013
Municipal Bonds	—	1,335,218	—	1,335,218
Asset Backed Securities	—	213,306	—	213,306
Commercial Mortgage-Backed Securities	—	910,421	—	910,421
U.S. Government & Agencies	—	485,511	—	485,511
U.S. Treasury Bonds & Notes	—	1,505,866	—	1,505,866
Total	$—	$26,038,335	$—	$26,038,335

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$535,729,960	$—	$535,729,960
Municipal Bonds	—	106,152,341	—	106,152,341
Asset Backed Securities	—	27,957,130	—	27,957,130
Mortgage-Backed Securities Passthrough	—	239,914,777	—	239,914,777
Residential Mortgage-Backed Securities	—	5,339,563	—	5,339,563
Commercial Mortgage-Backed Securities	—	9,896,176	—	9,896,176
U.S. Government & Agencies	—	16,841,157	—	16,841,157
U.S. Treasury Bonds & Notes	—	158,901,403	—	158,901,403
Total	$—	$1,100,732,507	$—	$1,100,732,507

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$78,327,855	$—	$78,327,855
Asset Backed Securities	—	1,185,660	—	1,185,660
Total	$—	$79,513,515	$—	$79,513,515

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$157,609,416	$—	$157,609,416
Corporate Bonds	—	3,647,008	—	3,647,008
Total	$—	$161,256,424	$—	$161,256,424

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$441,946,644	$—	$441,946,644
Total	$—	$441,946,644	$—	$441,946,644

*	Includes securities that have been fair valued at $0.

**	Other financial instruments are derivative financial instruments not reflected in the Statements of Investments. These forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2020:

Segall Bryant & Hamill Emerging Markets Fund

					Change in
	Balance as of				Unrealized			Balance as of
	December 31,	Net		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2019	Purchases	Net Sales	Gains	(Depreciation)	Level 3	of Level 3	2020
Common Stocks	$0	$—	$—	$—	$—	$6,371	$—	$6,371

Segall Bryant & Hamill International Small Cap Fund

		Net
		Purchases/			Change in
	Balance as of	Received in			Unrealized			Balance as of
	December 31,	Corporate		Realized	Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2019	Action	Net Sales	Gains	(Depreciation)	Level 3	of Level 3	2020
Common Stocks	$92,120	$165,030	$—	$—	$(5,703)	$32,392	$—	$283,839

Segall Bryant & Hamill Fundamental International Small Cap Fund

		Net
		Purchases/				Change in
	Balance as of	Received in				Unrealized			Balance as of
	December 31,	Corporate				Appreciation	Transfer Into	Transfer Out	December 31,
Asset Type	2019	Action	Net Sales	Paydowns	Realized Gains	(Depreciation)	Level 3	of Level 3	2020
Common Stocks	$—	$98,020	$—	$—	$—	$—	$—	$—	$98,020

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2020:

					Impact to
	Fair Value as of	Valuation	Unobservable		Valuation from an
	December 31, 2020	Technique	Input(1)	Value/Range	Increase in Input(2)
Segall Bryant & Hamill Emerging Markets Fund	$6,371	Adjusted trade price	Discount Factor	0.11%	Decrease
Segall Bryant & Hamill International Small Cap Fund	$165,030	Last trade price(3)	N/A	N/A	N/A
	118,809	Adjusted trade price	Discount Factor	3.41% - 5.60%	Decrease
Segall Bryant & Hamill Fundamental International Small Cap Fund	$98,020	Adjusted Forecasted EBITDA	Premium Factor	120%	Increase

(1)	The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(3)	Security is categorized within Level 3 because trading in the security has been halted since March 2020.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the co-administrators will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

8.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2020, the Fund had average forward foreign currency contract values to buy and sell of $17,339,570 and $12,148,230, respectively.

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2020 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$131,799	Unrealized loss on forward foreign currency contracts	$(357,071)
Total		$131,799		$(357,071)

Annual Report | December 31, 2020 |	157

Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2020 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

			Change in
			Unrealized
			Appreciation
		Realized Gains	(Depreciation)
		on Derivatives	on Derivatives
		Recognized in	Recognized in
Risk Exposure	Statement of Operations Location	Income	Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Realized and unrealized gain (loss) on forward foreign currency contracts	$120,881	$(318,906)
Total		$120,881	$(318,906)

9.	PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2020 excluding long-term U.S. government securities and short-term investments were as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Segall Bryant & Hamill Small Cap Value Fund	$261,106,767	$95,240,896
Segall Bryant & Hamill Small Cap Growth Fund	47,117,116	41,811,332
Segall Bryant & Hamill Small Cap Core Fund	56,013,973	26,074,788
Segall Bryant & Hamill All Cap Fund	64,758,456	48,637,191
Segall Bryant & Hamill Emerging Markets Fund	40,593,405	29,899,690
Segall Bryant & Hamill International Small Cap Fund	217,975,732	288,246,386
Segall Bryant & Hamill Fundamental International Small Cap Fund	21,691,486	21,167,352
Segall Bryant & Hamill Global All Cap Fund	49,824,351	63,102,519
Segall Bryant & Hamill Workplace Equality Fund	17,550,308	16,364,076
Segall Bryant & Hamill Short Term Plus Fund	20,449,413	5,505,807
Segall Bryant & Hamill Plus Bond Fund	586,524,407	535,329,175
Segall Bryant & Hamill Quality High Yield Fund	52,569,107	35,399,689
Segall Bryant & Hamill Municipal Opportunities Fund	191,560,306	105,661,211
Segall Bryant & Hamill Colorado Tax Free Fund	389,101,806	291,079,242

	Purchase of	Proceeds from
	Long Term U.S.	Sales of Long Term
	Government	U.S. Government
Fund	Obligations	Obligations
Segall Bryant & Hamill Short Term Plus Fund	$1,396,278	$193,119
Segall Bryant & Hamill Plus Bond Fund	91,570,825	72,168,631

10.	INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
December 31, 2020

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as follows:

On January 25, 2021, the Adviser entered into an agreement pursuant to which 100% of the equity of the Adviser will be acquired by CI US Holdings Inc. (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2021. The Transaction may be deemed to result in an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the investment advisory agreement between the Adviser and the Trust, on behalf of each Fund would automatically terminate upon the Closing.

The Board of Trustees (the “Board”) requested and received materials from the Adviser and held a meeting on February 17, 2021 at which the Board considered and approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “Interim Agreement”), as well as a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the “New Agreement”). The New Agreement is subject to shareholder approval of each Fund, and each Fund’s approval is independent of the approval of each other Fund.

The Interim Agreement will become effective immediately upon the Closing. The Adviser will continue to manage the Funds pursuant to the Interim Agreement, until the New Agreement is approved by shareholders as described above. The Interim Agreement will expire on the date that is 150 days after the Closing, if the New Agreement has not been approved by that date. The New Agreement will become effective once approved by a “vote of a majority of the outstanding securities” of each Fund, as that phrase is defined in the 1940 Act. The New Agreement will be submitted to shareholders of each Fund for approval at a Special Meeting of Shareholders (the “Meeting”) that is expected to be held in the second quarter.

Annual Report | December 31, 2020 |	159

Report of Independent
Segall Bryant & Hamill Funds	Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Segall Bryant & Hamill Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Segall Bryant & Hamill Trust, comprising Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global All Cap Fund (formerly known as the Segall Bryant & Hamill Global Large Cap Fund), Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”), as of December 31, 2020, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2019, and prior were audited by other auditors, whose report dated March 2, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and counterparties, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2021

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Segall Bryant & Hamill Funds	Shareholder Tax Information
December 31, 2020 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the twelve months ended December 31, 2020.

During the year ended December 31, 2020, 89.29% of the dividends paid by Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2020, 94.12% of the dividends paid by Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2020:

	Qualified Dividend	Dividend Received
	Income (QDI)	Deduction (DRD)
Segall Bryant & Hamill Small Cap Value Fund	65.74%	66.43%
Segall Bryant & Hamill All Cap Fund	100.00%	100.00%
Segall Bryant & Hamill Emerging Markets Fund	19.09%	0.10%
Segall Bryant & Hamill International Small Cap Fund	21.72%	0.47%
Segall Bryant & Hamill Global All Cap Fund	70.19%	42.11%
Segall Bryant & Hamill Workplace Equality Fund	100.00%	100.00%
Segall Bryant & Hamill Short Term Plus Fund	0.00%	0.00%
Segall Bryant & Hamill Plus Bond Fund	0.00%	0.00%
Segall Bryant & Hamill Quality High Yield Fund	0.00%	0.00%
Segall Bryant & Hamill Municipal Opportunities Fund	0.00%	0.00%
Segall Bryant & Hamill Colorado Tax Free Fund	0.00%	0.00%

During the year ended December 31, 2020, the Funds paid the following long-term capital gain distributions:

Segall Bryant & Hamill Small Cap Value Fund	$1,243,474
Segall Bryant & Hamill All Cap Fund	2,029,921
Segall Bryant & Hamill Fundamental International Small Cap Fund	2,488,723
Segall Bryant & Hamill Global All Cap Fund	5,759,690
Segall Bryant & Hamill Workplace Equality Fund	212,619
Segall Bryant & Hamill Short Term Plus Fund	6,968
Segall Bryant & Hamill Plus Bond Fund	9,823,399
Segall Bryant & Hamill Municipal Opportunities Fund	175,694

Annual Report | December 31, 2020 |	161

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2020 (Unaudited)

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meetings held on October 22, 2020 and November 18, 2020 (the “Meetings”) regarding each series of the Trust’s (each, a “Fund” and collectively, the “Funds”) contractual advisory fee and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data, for each Fund’s peer group.

In anticipation of and as part of the process to consider the renewal of the Investment Advisory Agreement between SBH and the Trust, on behalf of each Fund (the “Advisory Agreement”), legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Trustees received reports from SBH that addressed specific factors to be considered by the Board. The Board also received from independent legal counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts. Further, the Board met with representatives of SBH and discussed the services the firm provided pursuant to the Advisory Agreement, as well as the information SBH provided.

During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to renew and approve the Advisory Agreement.

In approving SBH as investment adviser, and the fees to be charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board of Trustees received and considered information regarding the nature, extent and quality of services to be provided to each Fund under the Advisory Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at this and prior meetings regarding the contractual investment advisory fee rate to be paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rates for each Fund were below or near their respective peer group medians.

The Board noted that the All Cap Fund’s management fee of 0.65% was in the second quartile with respect to the institutional class of the Fund’s peer group and the first quartile with respect to the retail class of the Fund’s peer group.

The Board noted that the Small Cap Value Fund’s management fee of 0.80% was in the in the third quartile with respect to the institutional class of the Fund’s peer groups and second quartile with respect to the retail class of the Fund’s peer groups.

The Board noted that the Small Cap Core Fund’s management fee of 0.80% was in the third quartile with respect to each class of the Fund’s respective peer groups.

With respect the Small Cap Growth Fund, the Fund’s management fee of 0.65% was in the first quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Global All Cap Fund’s management fee of 0.65% was in the second quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the International Small Cap Fund’s management fee of 0.90% was in the second quartile for both classes with respect to their peer groups.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2020 (Unaudited)

The Board noted that the Fundamental International Small Cap Fund’s management fee of 1.00% was in the third quartile with respect to each class of the Fund’s respective peer groups.

The Workplace Equality Fund’s management fee of 0.65% was in the second quartile with respect to both the institutional and retail class of the Fund’s respective peer groups.

The Emerging Markets Fund’s management fee of 0.90% was in the second quartile of the Fund’s institutional class peer group and first quartile of the retail class peer group.

The Board noted that the Short Term Plus Fund’s management fee of 0.25% was in the first quartile of each class of the Fund’s respective peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s management fee of 0.35% was in the second quartile with respect to the Fund’s respective peer group.

The Board noted that the Quality High Yield Fund’s management fee of 0.45% was in the first quartile of each class of the Fund’s respective peer groups.

The Board noted that the Municipal Opportunities Fund’s management fee of 0.35% was in the first quartile of each class of the Fund’s respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s management fee of 0.35% was in the first quartile of each class of the Fund’s respective peer groups.

Expense Ratios

The All Cap Fund’s total net expense ratio of 0.84% for the Fund’s institutional class and 0.99% for the Fund’s retail class were in the second quartile with respect to each class of the Fund’s respective peer groups.

The Small Cap Value Fund’s total net expense ratio of 0.99% for the Fund’s institutional class and 1.14% for the fund’s retail class were in the first quartile with respect to each class of its peer groups.

The Small Cap Core Fund’s total net expense ratio of 0.99% for the Fund’s institutional class and 1.14% for the Fund’s retail class were in the second and first quartile, respectively, of their peer groups.

The Emerging Markets Fund’s total net expense ratios of 1.23% for the Fund’s institutional class and 1.38% for the Fund’s retail class were each in the third and second quartile, respectively, of their respective peer groups.

The Small Cap Growth Fund’s total net expense ratios of 0.98% for the Fund’s institutional class and 1.12% for the Fund’s retail class were in the first quartile of their peer groups.

With respect to the International Small Cap Fund, the Fund’s total net expense ratios of 1.03% for the Fund’s institutional class and 1.18% for the Fund’s retail class were in the first quartile of their peer groups.

The Fundamental International Small Cap Fund’s total net expense ratios of 1.10% for the Fund’s institutional class and 1.25% for the Fund’s retail class were in the third and first quartiles, respectively of their peer funds categories.

With respect to the Global All Cap Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were in the first quartile of their respective peer groups.

For the Workplace Equality Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were in the first quartile of their peer groups.

The Board noted that the Short Term Plus Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.49% for the Fund’s retail class were in the first quartile of their respective peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.55% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Board noted that the Quality High Yield Fund’s total net expense ratios of 0.70% for the Fund’s institutional class and 0.85% for the Fund’s retail class were in the first quartile of their respective peer groups.

Annual Report | December 31, 2020 |	163

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2020 (Unaudited)

The Board noted that the Municipal Opportunities Fund’s total net expense ratios of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were in the third quartile and first quartile, respectively, of their respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s total net expense ratio of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were in the first quartile of their peer groups.

Investment Performance

The Board of Trustees reviewed performance information provided in connection with the October Meeting for each Fund for the three-month, one-, three-, five- and ten-year (as applicable) date periods ended June 30, 2020. Where applicable, the review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

With respect to the All Cap Fund, the Board noted that the Fund’s average annual performance over the one-, three-, and five- year periods was in the first quartile for the institutional class with respect to its peer group and for the retail class, the first quartile for the three-month period and period since its inception on December 9, 2019 with respect to its peer group.

With respect to the Small Cap Value Fund, the Board noted that the Fund’s average annual performance was in the first quartile of its peer group over the one- and three-, and five- year periods as well as the period since its inception on July 31, 2013 for the institutional class. The Board also noted that due to the relatively short period since the inception of the retail class of the Fund on December 9, 2019, only performance information for the three-month and since inception periods were available. The Board then noted that the retail class of the Fund was in the third quartile of its peer group for the three-month period and the first quartile of its peer group for the period since its inception.

With respect to the Small Cap Core Fund, the Board noted that the Fund only has three-month performance information due to the Fund’s inception on December 31, 2019 and is in the second quartile for the three-month performance and the first quartile for the since inception period for the institutional class and first quartile for the three-month and since inception periods for the retail class of their respective peer groups.

With respect to the Emerging Markets Fund, the Board noted that the institutional class of the Fund’s average annual performance was in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period, and the period since its inception on June 30, 2011 with respect to its peer group. With respect to the retail class of the Fund, the Board noted the average annual performance for the one-, three-, and five-year periods, and the period since the Fund’s inception on June 30, 2014 were in the third quartile of their respective peer groups.

With respect to the Small Cap Growth Fund, the Board noted that each class of the Fund’s average annual performance was in the first quartile of their respective peer groups over the one- and five-year periods as well as the period since the Fund’s inception on December 20, 2013, and the second quartile for the three-year periods of their respective peer groups.

The Board noted that the average annual performance of the institutional class of the International Small Cap Fund was in the third quartile with respect to its peer group for the one- and five- year periods and the period since its inception on May 31, 2011, and the fourth quartile with respect to its peer group for the three-year period. With respect to the retail class, the Board noted that the Fund was in the third quartile with respect to its peer group over the one- and three-year periods, the second quartile with respect to its peer group for the five-year period, and the first quartile with respect to its peer group for the period since its inception on June 30, 2014.

The Board noted that the average annual performance of the institutional class of the Fundamental International Small Cap Fund was in the third quartile with respect to its peer group for the one-year period, the first quartile with respect to its peer group for the three-year period and the second quartile with respect to its peer group for the period since the Fund’s inception on April 29, 2016. For the retail class, the Board noted the Fund was in the second quartile of its peer group for the one-year period, the first quartile of its peer group for the three-and five-year periods, and the third quartile of its peer group for the ten-year period.

With respect to the Global All Cap Fund, the Board noted that the average annual performance for each class of the Fund was in the second quartile of their peer groups over the three-year period and in the first quartile of their respective peer groups over the one- and five-year periods. For the ten-year period, the Board noted the institutional class was in the second quartile and the retail class in the first quartile of their respective peer groups.

With respect to the Workplace Equality Fund, the Board noted both classes of the Fund were in the first quartile of their peer groups for the three- and ten-year periods and the second quartile of their peer groups for the five- year period. For the one-year period, the Board noted the institutional class was in the third quartile and the retail class was in the second quartile of its peer group. The Board also noted the implementation of the Fund’s new strategy in May 2019 and focused on the one-year performance as such performance was relevant to the Fund’s new strategy.

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Segall Bryant & Hamill Funds	Other Important Information
December 31, 2020 (Unaudited)

The Board noted that due to the relatively short period since the Short Term Plus Fund’s inception in December 2018, only three-month, one-year, and since inception performance information was available for the Fund, but that the average annual performance for each class of the Fund was in the fourth quartile of their respective peer funds categories for each such period.

The Board noted that the average annual performance of each class of the Plus Bond Fund was in the second quartile of its peer group over the one-year period, and the first quartile of its peer group for the three- and five-year periods. For the institutional class, the Board noted the Plus Bond Fund was in the third quartile of its peer group, and the retail class was in the second quartile of its peer group over the ten-year period.

With respect to the Quality High Yield Fund, the Board noted that the average annual performance of each class of the Fund was in the first quartile of their respective peer groups over the one-, three-, five-, and ten-year periods

With respect to the Municipal Opportunities Fund, the Board noted that the average annual performance of each class of the Fund was in the first quartile of their respective peer groups for the one- and three year periods, as well as the period since the Fund’s inception on December 16, 2016.

The Board noted that the average annual performance of the Colorado Tax Free Fund’s institutional class was in the second and first quartiles with respect to its peer group over the one- and three-year periods and the first quartile with respect to its peer group for the period since its inception on April 29, 2016. For the retail class, the Board noted he Fund was in the second quartile of its peer group for the one-year period, the first quartile of its peer group for the three- and five- year periods, and the third quartile of its peer group for the ten-year period.

The Board of Trustees also considered each of SBH’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed or to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates to be payable by the Funds in question.

Adviser Profitability

The Board of Trustees received a detailed projected profitability analysis prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Funds.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to each Fund were being passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Conclusions

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

●	Each Fund’s management fee rate was lower than its peer group median, except for each class of the Small Cap Core Fund and the Fundamental International Small Cap Fund, which were each in the third quartile of their peer groups and therefore higher than their peer group medians;

Annual Report | December 31, 2020 |	165

Segall Bryant & Hamill Funds	Other Important Information
December 31, 2020 (Unaudited)

●	The annual total net expense ratio for each class of each Fund was lower than their peer group medians, except for the Institutional class of the Emerging Markets Fund, the Fundamental International Small Cap Fund, and the Municipal Opportunities Fund, which were each in the third quartile of their peer groups and therefore higher than their peer group medians;

●	The Board noted that due to the relatively short period of time since the inception of the Small Cap Core Fund and the retail class of the All Cap Fund and the Small Cap Value Fund, only performance information for the three-month periods was available, but that for the three-month period, each class of the Small Cap Core Fund and the retail class of the All Cap Fund outperformed their peer group medians, and the retail class of the Small Cap Value Fund was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to one-year performance of the institutional class of each of the Funds, as applicable, each Fund outperformed its peer group median, except for the Workplace Equality Fund, International Small Cap Fund, Fundamental International Small Cap Fund and the Emerging Markets Fund, which were in the third quartile of their peer groups, as well as the Short Term Plus Fund, which was in the fourth quartile of its peer group, and therefore each underperformed their peer group medians;

●	With respect to the one-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Emerging Markets Fund and the International Small Cap Fund which were both in the third quartile of their peer groups, and the Short Term Plus Fund, which was in the fourth quartile of its peer group, and therefore each of these Funds underperformed their peer group medians;

●	With respect to three-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund, which was in the fourth quartile of its peer group, and therefore underperformed its peer group median.

●	With respect to the three-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund and Emerging Markets Fund, which were each in the third quartile of their peer groups and therefore underperformed their peer group medians.

●	With respect to the five-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to the five-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Emerging Markets Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	For the ten-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Plus Bond Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to the ten-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median except for the Fundamental International Small Cap Fund, which was in the fourth quartile of its peer group, and therefore underperformed its peer group median.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Funds would not be unreasonable; and

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meeting, concluded that the advisory fee rates anticipated to be payable to SBH by each Fund were fair and reasonable in light of the nature of the services and expenses involved and determined to renew the Advisory Agreement with respect to each Fund for the maximum period permitted by law.

166	| www.sbhfunds.com

Segall Bryant & Hamill Trustees and Officers:
Janice M. Teague, Chair
Thomas J. Abood, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Douglas M. Sparks, Trustee
Philip L. Hildebrandt, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jennifer L. Leamer, Asst. Treasurer
Derek W. Smith, Secretary
Maggie Bull, Asst. Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds exhibits to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by Ultimus Fund Distributors, LLC

SBH-AR-20

(b)	Not applicable

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third part.
(b)	Not applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has a least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $166,600 and $282,400, respectively.
(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $42,000 and $62,605, respectively. The fiscal year tax fees were for review of each Fund’s federal and excise tax returns and year-end distributions.
(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, no fees were billed by the principal accountant for products and services other than the services reported in paragraph (a) through (c) of this Item.
(e)	(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.
(e)	(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate non-audit fees of $42,000 and $62,605 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2020 and December 31, 2019, respectively. All such services were rendered to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer
Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	March 8, 2021

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	March 8, 2021

* Print the name and title of each signing officer under his or her signature.